                                                                   EXHIBIT 10.25





                      MULTIYEAR REVOLVING CREDIT AGREEMENT


                                     AMONG


                          FOOTHILL CAPITAL CORPORATION


                                BANK OF AMERICA
                    NATIONAL TRUST AND SAVINGS ASSOCIATION,


                                    AS AGENT


                                      AND


                           THE BANKS SIGNATORY HERETO



                           DATED AS OF JUNE 30, 1994

                               TABLE OF CONTENTS

Section                                                                                                                     Page
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
                                                           ARTICLE I
                                                          DEFINITIONS

         1.1  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2  Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

                                                           ARTICLE II
                                                   AMOUNT AND TERMS OF LOANS

         2.1  Commitments and Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.2  Loan Notes; Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         2.3  Procedures Applicable to Borrowings and Conversions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         2.4  Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         2.5  Interest on Delinquent Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         2.6  Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         2.7  Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         2.8  Payments on Non-Business Days . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         2.9  Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         2.10 Alternate Rate of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         2.11 Change in Legality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                          ARTICLE III
                                                       FEES AND PAYMENTS

         3.1  Fees Payable to Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         3.2  Agency Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.3  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         3.4  Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                           ARTICLE IV
                                                 REPRESENTATIONS AND WARRANTIES

         4.1  Status and Standing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.2  Organizational Status of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.3  Location of Offices, Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.4  Organizational Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.5  Enforceable Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.6  Absence of Conflicts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.7  No Burdensome Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.8  No Material Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.9  Good Title to Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.10 Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.11 Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         4.12 Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47





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                               TABLE OF CONTENTS

Section                                                                                                                     Page
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
         4.13 Taxes and Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         4.14 Trademarks, Patents, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         4.15 Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         4.16 Employee Benefit Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         4.17 Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         4.18 Environmental Laws, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         4.19 No Default or Event of Default; Compliance with Instruments . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.20 Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.21 Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.22 No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.23 Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         4.24 Ownership and Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         4.25 Partnerships and Other Affiliated Entities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         4.26 Other Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                                                           ARTICLE V
                                                      CONDITIONS PRECEDENT

         5.1  Conditions to Initial Loans and Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         5.2  Conditions to All Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         5.3  Conditions to Extension of Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         5.4  Conditions to New Bank or Increase in Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                           ARTICLE VI
                                                     AFFIRMATIVE COVENANTS

         6.1  Reporting and Information Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         6.2  Taxes and Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         6.3  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         6.4  Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         6.5  Properties in Good Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         6.6  Inspection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         6.7  Pay Indebtedness and Perform Other Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         6.8  Compliance With Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         6.9  Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         6.10 Environmental Laws, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         6.11 Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         6.12 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         6.13 Maintain Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                                                          ARTICLE VII
                                                      FINANCIAL COVENANTS

         7.1  Adjusted Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         7.2  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64





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                               TABLE OF CONTENTS

Section                                                                                                                     Page
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
         7.3  Unused Committed Bank Credit Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         7.4  Purchased Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         7.5  Industry Concentration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         7.6  Settlement Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                                          ARTICLE VIII
                                                       NEGATIVE COVENANTS

         8.1  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         8.2  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         8.3  Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         8.4  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         8.5  Merger, Consolidation, Sale and Transfer of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         8.6  Permitted Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         8.7  Amendments of Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         8.8  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         8.9  Inconsistent Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         8.10 Borrower Concentration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         8.11 Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         8.12 Consolidated Tax Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         8.13 Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

                                                           ARTICLE IX
                                                     DEFAULTS AND REMEDIES

         9.1  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         9.2  Suits for Enforcement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         9.3  Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         9.4  Rights and Remedies Not Waived  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

                                                           ARTICLE X
                                                         MISCELLANEOUS

         10.1  Collection Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.2  Modification and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         10.3  GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.4  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.5  Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         10.6  Costs and Expenses; Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         10.7  WAIVER OF JURY TRIAL AND SETOFF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         10.8  Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         10.9  Setoff by Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         10.10 Limitation of Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         10.11 Benefit of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         10.12 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81





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                               TABLE OF CONTENTS

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
Section                                                                                                                     Page
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
         10.13 Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         10.14 Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         10.15 Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         10.16 Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         10.17 Loss, Theft, etc. of Loan Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         10.18 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         10.19 Relief From Bankruptcy Stay  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

                                                           ARTICLE XI
                                                             AGENCY

         11.1  Appointment and Actions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         11.2  Independent Credit Decisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         11.3  Indemnification of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         11.4  Successor Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

                                                          ARTICLE XII
                                           PARTICIPATION; SYNDICATIONS AND TRANSFERS

         12.1  Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         12.2  Syndications and Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89


EXHIBITS

         A       Commitments and Addresses of the Banks
         B-1     Form of Notice for Extension of Commitments
         B-2     Form of Supplement for Increase in Commitments
         B-3     Form of Supplement for New Bank
         C-1     Form of Revolving Credit Note
         C-2     Form of Term Loan Note
         D-1     Form of Loan Request
         D-2     Form of Swing Loan Request
         E       Form of Opinion of Counsel
         F       Form of Foothill Group Subordination Agreement
         G       Form of Assignment and Acceptance

SCHEDULES

         I       Subsidiary Information
         II      Location of Offices
         III     Tax Sharing Arrangements
         IV      Certain Transactions with Affiliates
         V       Permitted Senior Debt
         VI      Permitted Subordinated Debt

                      MULTIYEAR REVOLVING CREDIT AGREEMENT


                 MULTIYEAR REVOLVING CREDIT AGREEMENT, dated as of June 30, 1994, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Company"), the banks that from time to time are signatories hereto (including Assignees and New Banks (as hereinafter defined), collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), as a Bank and as Agent (the "Agent") for the Banks.

                 WHEREAS, Company, BOA, as administrative agent, National Westminster Bank USA, as documentation agent, and the banks named therein are parties to a certain Amended and Restated Loan Agreement, dated as of June 30, 1993, as heretofore amended and supplemented, (as such agreement has been amended, the "Existing Loan Agreement");

                 WHEREAS, Company has applied for, and the Agent and the Banks are willing to, among other things, provide for the refinancing of indebtedness outstanding under the Existing Loan Agreement upon the terms and subject to the conditions set forth herein;

                 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                 SECTION 1.1 Defined Terms. As used in this Agreement, the terms defined in the recitals hereto shall have the respective meanings ascribed thereto in said recitals and the following terms shall have the following respective meanings:

                          "Adjusted Consolidated Net Worth" means, as of any
                 date of calculation, the amount, if any, by which the Eligible Assets of the Company and its Consolidated Subsidiaries exceeds the Total Liabilities of the Company and its Consolidated Subsidiaries as of such date.

                          "Adjusted LIBO Rate" means, with respect to any
                 Interest Period applicable to any LIBO Rate Loan, the rate of interest per annum, as determined by the Agent, equal to the quotient (rounded upward to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) obtained by dividing the LIBO Rate by an amount equal to the result obtained by subtracting the Eurodollar Reserve Percentage (expressed as a decimal) from
                 1.00. The Adjusted LIBO Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in the Eurodollar Reserve Percentage.

                          "Advances" means unsecured borrowings by the Company
                 from Foothill Group, in an aggregate outstanding principal amount not exceeding $5,000,000 at any one time, that (a) are evidenced by demand promissory notes, (b) are subordinated pursuant to the Foothill Group Subordination Agreement and (c) bear interest at no greater rate and involve fees and other amounts in respect thereof that are no higher than would be available at the time from a Person that is not an Affiliate.

                          "Affiliate" means any Person that, directly or
                 indirectly, controls or is controlled by or is under common control with any other Person and, without limiting the generality of the foregoing, shall include any Person that (a) beneficially owns or holds 5% or more of the Voting Interest of such other Person (determined either by number of shares or number of votes) or (b) is an "associate" (as such term is defined in Rule 405 under the Securities Act of 1933, as in effect on the Effective Date) of such other Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                          "Agent" has the meaning specified at the beginning of
                 this Agreement.

                          "Aggregate Commitment" means, as of any date,
                 $200,000,000, as the same may be (a) reduced from time to time or terminated pursuant to Sections 2.1(c), 2.1(d), or 9.1 hereof or (b) increased from time to time pursuant to Sections 2.1(e) or 2.1(f) hereof; provided, however, the Aggregate Commitment shall not exceed $250,000,000. As of the Effective Date, the Commitments of the Banks shall be as set forth on Exhibit A hereto, as the same may be amended from time to time as herein provided.

                          "Agreement" means this Multiyear Revolving Credit
                 Agreement, as the same may be amended and supplemented from time to time.

                          "Allowance for Credit Losses" means items of the type
                 included on the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1993, within the heading "Allowance for Credit Losses".

                          "Applicable Margin" means, during the applicable
                 periods or portions thereof, (a) unless an Event of

                 Default has occurred and is continuing, (i) 0.00% per annum with respect to Reference Rate Loans, and (ii) 0.75% per annum with respect to LIBO Rate Loans, and (b) during the continuance of an Event of Default and prior to the earlier of Maturity or the expiration of the applicable Interest Period, if any, (i) 2.00% per annum with respect to Reference Rate Loans, and (ii) 2.75% per annum with respect to LIBO Rate Loans; provided, however, for each day that the Company's commercial paper does not have an Investment Grade Rating from at least two Rating Agencies, each percentage set forth in clauses (a) and (b) above shall be increased by 0.25% per annum.

                          "Assignee" or "Assignees" shall have the meaning set
                 forth in Section 12.2 hereof.

                          "Assignment" or "Assignments" shall have the meaning
                 set forth in Section 12.2 hereof.

                          "Authorized Representative" means, with respect to
                 the Company or Foothill Group, the respective president, executive vice president, chief financial officer, and any other officer of the Company or Foothill Group designated as such from time to time in a written notice to the Agent, accompanied by an incumbency certificate with specimen signature included.

                          "Banking Day" means any Business Day on which
                 dealings in deposits in Dollars are transacted in the London interbank market.

                          "Board" means the Board of Governors of the Federal
                 Reserve System, or any Person that hereafter shall succeed to its duties with respect to the regulation of margin credits or the establishment of reserve requirements for commercial banks.

                          "Business Day" means any day other than (a) a
                 Saturday, Sunday or public holiday under the laws of the United States of America, the State of California, or the State of New York, or (b) any other day on which banking institutions in the State of California or the State of New York are authorized or required by law or executive order not to be open for the conduct of their commercial banking business.

                          "Capital Interest" means, with respect to (a) any
                 corporation, common stock, preferred stock, and any and all shares or other equivalents (however designated) of any other corporate stock, of such corporation, and (b) any partnership, partnership interests, whether general, special or limited, in such partnership.

                          "Capitalized Lease" means at any time any lease which
                 is, or is required under GAAP to be, capitalized on the balance sheet of the lessee at such time, and "Capitalized Lease Obligation" of any Person at any time means the aggregate amount which is, or is required under GAAP to be, reported as a liability on the balance sheet of such Person at such time as lessee under a Capitalized Lease.

                          "Change of Control" means:

                                  (a)  In the case of the Company,

                                        (i)  an issuance by the Company of
                                  its Voting Interests, or a sale or other disposition of Voting Interests of the Company, whether by the Company, Foothill Group, any other Subsidiary of Foothill Group, or any other Person, which issuance, sale or other disposition has not been consented to by the Required Banks and which either:

                                           (A)  results in Foothill Group,
                                        directly or through one or more of
                                        its Subsidiaries, owning or
                                        controlling less than 100% of the
                                        then outstanding Voting Interests of
                                        the Company, or

                                           (B)  occurs during any period in
                                        which Foothill Group, directly or
                                        through one or more of its
                                        Subsidiaries, owns or controls less
                                        than 100% of the then outstanding
                                        Voting Interests of the Company and
                                        does not result in an increase in
                                        the percentage of such Voting
                                        Interests so owned and controlled by
                                        Foothill Group; or

                                        (ii)  the election of a majority of the
                                  corporate directors of the Company against the recommendation of the management or board of directors of the Company that was incumbent immediately prior to such election; or

                                        (iii)  the ceasing of continuous and
                                  active participation in the Company's
                                  operations with responsibilities at least equal to those assumed as of the date hereof by any two or more of John F. Nickoll, Peter
                                  E. Schwab and David C. Hilton.

                                  (b)  In the case of Foothill Group,

                                        (i)  the acquisition by any Person
                                  (other than Foothill Group) or by any two or more Persons acting in concert (which group of Persons will be deemed to be a separate "Person" that "acquires" the Voting Interests held by the members of such group upon its formation for purposes of this definition), of 50% or more of the then outstanding Voting Interests of Foothill Group, which acquisition has not been consented to by the Required Banks; or

                                        (ii)  the election of a majority of the
                                  corporate directors of Foothill Group against the recommendation of the management or board of directors of Foothill Group that was incumbent immediately prior to such election.

                                  (c)  For purposes hereof, in any case where
                 Voting Interests of the Company are owned or controlled by a Subsidiary of a Person, the percentage of Voting Interests of the Company deemed to be owned or controlled by such Person as a result of such Subsidiary's ownership or control shall be determined by multiplying the percentage of the Voting Interests of such Subsidiary which are owned and controlled by such Person by the percentage of the Voting Interests of the Company which are owned and controlled by such Subsidiary.

                                  (d)  In the case of a Change of Control
                 event described in clause (b)(i) of this definition, if all of the then outstanding unsecured senior debt securities of the Person acquiring the Voting Interests have an Investment Grade Rating, the consent of the Banks to such event shall not unreasonably be withheld. Notwithstanding the consent of the Banks to a Change of Control event described in clause (b)(i) of this definition, if within six months immediately following any such event the rating of any of the then outstanding unsecured senior debt securities of the Person having acquired the Voting Interests is lower than an Investment Grade Rating, such occurrence shall be deemed a separate Change of Control.

                          "Code" means the Internal Revenue Code of 1986, as
                 amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. Reference to sections of the Code shall be construed also to refer to any successor sections.

                          "Commitment" of any Bank means, as of any date of
                 calculation, the maximum aggregate amount of Revolving

                 Credit Loans and/or participations in Swing Loans such Bank is obligated to make or have outstanding in accordance with the provisions of this Agreement as of such date (determined without regard to compliance by the Company with the provisions hereof). As of the Effective Date, the respective Commitments of the Banks shall be as set forth on Exhibit A hereto, as the same may be amended from time to time.

                          "Commitment Period" means, with respect to the
                 Commitment of any Bank, the period from and including the Effective Date or, in the case of a New Bank, the New Bank Effective Date to and excluding the Termination Date applicable to such Bank.

                          "Company" has the meaning specified at the beginning
                 of this Agreement.

                          "Consolidated" or "consolidated" means, as applied to
                 any financial or accounting term, determined on a consolidated basis in accordance with GAAP for the applicable Person.

                          "Consolidated Assets" means, as of any date of
                 calculation, the consolidated assets of the Company and its Consolidated Subsidiaries on the calculation date.

                          "Consolidated Capital Funds" means, as of any date of
                 calculation, the sum of Consolidated Net Worth and Subordinated Debt.

                          "Consolidated Net Income" means, for any period of
                 calculation, the consolidated net income (after deduction of taxes chargeable to the Company or its Consolidated Subsidiaries) of the Company and its Consolidated Subsidiaries for such period.

                          "Consolidated Net Worth" means, as of any date of
                 calculation, the excess of assets of the Company and its Consolidated Subsidiaries over their liabilities on the calculation date.

                          "Consolidated Subsidiaries" of a Person means, as of
                 any date of determination, those Subsidiaries whose accounts are or should be consolidated with those of such Person in accordance with GAAP.

                          "D&P" means Duff & Phelps Credit Rating Company or
                 any successor thereto.

                          "Default" means an event which would constitute an
                 Event of Default but for the requirement that notice be given or time elapse or both.

                          "Delinquent Receivable" means the full unpaid amount
                 of a Finance Receivable (excluding Discount Receivables) on which an installment payment of accrued interest, finance charges or discount or outstanding principal has not been made within 90 days of its due date (including any such obligations relating to property or assets which are the subject of foreclosure proceedings, whether judicial or otherwise), and includes the full amount of any such obligations with respect to which there are arrearages, notwithstanding that installment payments of principal or interest are currently being made.

                          "Discount Receivable" means a debt instrument (of a
                 type that meets the criteria for Finance Receivables set forth in clauses (a) through (c), inclusive, of the definition thereof, other than any requirement for security) originating from a Person other than the Company or any Subsidiary thereof which is acquired at less than face or par value and, at the time of acquisition, is contractually in default, but without defense, set-off or counterclaim.

                          "Dollars" and the sign "$" each means lawful money of
                 the United States.

                          "Effective Date" means the date on which (a)
                 counterparts of this Agreement executed and delivered by the parties hereto shall have been received by the Company and the Agent, and (b) the conditions precedent set forth in Article V hereto shall have been satisfied or waived in writing by the Agent on behalf of or at the request of the Required Banks.

                          "Eligible Assets" means, as of any date of
                 calculation, an amount equal to the sum (without duplication) of the following assets of the Company and its Consolidated
                 Subsidiaries:

                                  (a)  cash, plus the cash surrender value of
                 life insurance policies, if any; plus

                                  (b)  Permitted Liquid Investments and
                 Investments permitted by Section 8.4 of this Agreement; plus

                                  (c)  prepaid expenses; plus

                                  (d) Repossessed Assets, at the lower of cost or estimated net realizable value; plus

                                  (e)  the Net Amount of Finance Receivables
                 less an amount equal to the greater of (i) Allowance for Credit Losses, as shown on the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as of such date, or (ii) an amount equal to the sum of 75% of Non-Performing Assets as of such date.

                          "ERISA" means the Employment Retirement Income
                 Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

                          "ERISA Affiliate" means any Person that controls, is
                 controlled by, or is under common control with the Company or any Subsidiary thereof within the meaning of Section 4001 of ERISA.

                          "Eurodollar Reserve Percentage" means, with respect
                 to the calculation of the Adjusted LIBO Rate, the percentage (expressed as a decimal) that is in effect for any date included in such calculation, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, marginal, special, supplemental or emergency reserves and determined without benefit of any credits for proration, exceptions, or offsets that may be available from time to time) for a member bank of the Federal Reserve System applicable to Eurocurrency funding by such member bank, currently referred to as "Eurocurrency liabilities" in Regulation D of the Board (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on LIBO Rate Loans is determined, or any category of extensions of credit or other assets, including loans by a non-United States office of the Agent to United States residents).

                          "Event of Default" has the meaning specified in
                 Section 9.1 hereof.

                          "Existing Loan Agreement" means the Amended and
                 Restated Credit Agreement dated as of June 30, 1993, as amended, among the Company, the Co-Agents (as defined therein) and the banks named therein, as in effect immediately prior to the Effective Date.

                          "Existing Loans" means the revolving credit loans and
                 swing loans outstanding under the Existing Loan Agreement immediately prior to the Effective Date.

                          "FCC Holdings" means FCC Holdings Limited, a
                 California corporation.

                          "Finance Receivables" means:

                                  (a)  accounts receivable arising from
                 commercial loans entered into or acquired by the Company or any of its Consolidated Subsidiaries, as lender, in the ordinary course of business, but only if such commercial loans are secured by accounts receivable, inventory, equipment and/or other property of the account debtor/borrower,

                                  (b) accounts receivable arising from secured equipment leases entered into or acquired by the Company or any of its Consolidated Subsidiaries, as lessor, in the ordinary course of business,

                                  (c) accounts receivable arising from secured equipment installment sales contracts entered into or acquired by the Company or any of its Consolidated Subsidiaries, as seller, in the ordinary course of business, and

                                  (d)  accounts receivable arising from "loan"
                 participations in transactions of a type described in clauses
                 (a) through (c) above, acquired in the ordinary course of business by the Company or any of its Consolidated Subsidiaries as participant, but only if such participations vest in such participant an enforceable beneficial ownership interest in the subject loan, lease or sales contract and the accounts receivable arising therefrom, all of which are of the types included on the audited Consolidated financial statements of the Company and its Consolidated Subsidiaries as at December 31, 1993, within the heading "Finance Receivables" and including, without limitation, Discount Receivables, Non-Public Debt Instruments and Public Debt Securities.

                          "Fitch" means Fitch Investor's Service, Inc. or any
                 successor thereto.

                          "Foothill Group" means The Foothill Group, Inc., a
                 Delaware corporation.

                          "Foothill Group Subordinated Debt" means the
                 Indebtedness of the Company to Foothill Group listed on
                 Schedule VI and any additional Junior Subordinated Debt issued to Foothill Group as Permitted Subordinated Debt, including Advances.

                          "Foothill Group Subordination Agreement" means the
                 subordination agreement executed by the Company and Foothill Group substantially in the form of Exhibit F hereto, as amended or supplemented from time to time.

                          "GAAP" means generally accepted accounting principles
                 as such principles in the United States of America are in effect from time to time.

                          "Governmental Authority" means any nation or
                 government, any state or other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of Capital Interests or otherwise) by any of the foregoing.

                          "Guaranties" means guaranties, endorsements (other
                 than for collection in the ordinary course of business), and other contingent obligations of such Person, including obligations to make Investments, in respect of or in connection with the obligations of others.

                          "Hazardous Materials" means and includes, without
                 limitation, gasoline, petroleum products, explosives, radioactive materials, radon, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule or regulation.

                          "Indebtedness" of a Person means and includes,
                 without duplication, (a) all items that, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than distributions on Capital Interests declared, but not paid (to the extent such distributions are not Restricted Payments),
                 (b) any liability secured by any mortgage, pledge, lien or security interest on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person and Capitalized Lease Obligations of such Person (without regard to any limitation of the rights and remedies or the holder of such Lien or the lessor under such Capitalized Lease to repossession or sale of such property) and (c) Guaranties.

                          "Ineligible Rewrite" means a Finance Receivable (a)
                 the terms and conditions of which have been rewritten, (b) that was more than 60 days delinquent as of the later of the date of actual execution or the effective date of the revised documentation therefor, and (c) in respect of which at least one of the following statements is not accurate and complete in all respects:

                                  (i)   the monthly payment on the rewritten
                          Finance Receivable is at least 50% of the original monthly payment (without giving effect to previous rewrites);

                                  (ii)  the obligor on the rewritten Finance
                          Receivable has made at least three (3) consecutive payments in accordance with the rewritten payment schedule and each such payment was made within thirty
                          (30) days of the date due;

                                  (iii)  the rate of interest payable on the
                          rewritten Finance Receivable is a reasonable market rate and, unless such rewritten Finance Receivable arises from a rewritten equipment lease, in no event is the all-in-loan-yield less than two percent above the Reference Rate; or

                                  (iv)  said Finance Receivable has not been
                          more than sixty days delinquent more than once since the date first rewritten.

                          "Initial Loans" means the first Loans made to the
                 Company on or after the Effective Date.

                          "Initial Term" means, with respect to the Commitment
                 of any Bank, the period from and including the Effective Date to and including June 30, 1997.

                          "Interest Period" means, with respect to a LIBO Rate
                 Loan, a period of borrowing commencing on and including the date of advance, continuation or conversion and ending on the numerically corresponding date that is one, two, three, four, five or six months thereafter, as set forth in the related Loan Request, during which such Loan bears interest at a particular fixed rate based upon the Adjusted LIBO Rate.

                 Notwithstanding the foregoing:

                                  (a)(i) if the numerically corresponding date
                 in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day unless such day falls in the succeeding calendar month, in which event such Interest Period shall end on the first preceding day that is a Banking Day and (ii) if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last Banking Day in such month, and

                                  (b)  in no case shall an Interest Period end
                 on a date subsequent to the Termination Date applicable to the Commitment of any Bank.

                          "Investment" in any Person means any loan, advance,
                 or extension of credit to or for the account of, any guaranty, endorsement (other than for collection in the ordinary course of business) or other direct or indirect contingent liability in connection with the obligations, Capital Interests or dividends or other distribution of, any ownership, purchase or acquisition of any Capital Interest, obligations or securities of, or any other interest in or capital contribution to, such Person.

                          "Investment Grade Rating" means (a) with respect to
                 unsecured senior debt securities issued by a Person,

                                  (i)  a rating equal to or higher than "BBB"
                          by S&P and equal to or higher than "Baa2" by Moody's, or

                                  (ii)  in the event the applicable unsecured
                          senior debt securities are not rated by both S&P and Moody's, (A) the rating described in (i) for either S&P or Moody's and (B) a rating equal to or higher than "BBB" by D&P or by Fitch, or a comparable rating by another nationally recognized rating organization, which rating and organization are approved by the Required Banks, or

                                  (iii)  in the event the applicable unsecured
                          senior debt securities are not rated by either of S&P and Moody's, any two of (A) a rating equal to or higher than "BBB" by Fitch, (B) a rating equal to or higher than "BBB" by D&P, or (C) a comparable rating by another nationally recognized rating organization, which rating and organization are approved by the Required Banks.

                                  (b)  with respect to commercial paper of a
                 Person, a rating equal to or higher than D-2 by D&P, F-2 by Fitch, Prime-2 by Moody's or A-2 by S&P.

                          "Junior Subordinated Debt" means Subordinated Debt
                 that is subordinated in right and time of payment to all Senior Subordinated Debt.

                          "Letter of Credit Agreement" means that certain
                 Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 6, 1993, among the Company, the Agent and the banks party thereto, as amended from time to time.

                          "LIBO Rate" means, with respect to any Interest
                 Period, the rate of interest determined by the Agent to be the average (rounded upward to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) of the rates per annum at which Dollar deposits are offered to the principal London office of BOA by major banks in the London interbank euro-dollar market at or about 11:00 a.m., prevailing London time, two Banking Days prior to the commencement of such Interest Period, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount approximately equal to the amount of the LIBO Rate Loans for which the determination is made.

                          "LIBO Rate Loan" means a Revolving Credit Loan
                 bearing interest during an Interest Period applicable to such Revolving Credit Loan at a rate or rates determined by reference to the Adjusted LIBO Rate.

                          "Lien" means any interest in property securing an
                 obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, mortgage deed, deed of trust, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                          "Loans" or "Revolving Credit Loan(s)" or "Swing
                 Loans" means the applicable loan(s) to the Company referred to in Section 2.1 hereof.

                          "Loan Documents" means and includes this Agreement,
                 the Revolving Credit Note or Notes, the Swing Loan Note, the Foothill Group Subordination Agreement, and all other agreements and instruments (including supplements) extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under any of the foregoing, in each case as the same may be amended, modified or supplemented from time to time hereafter.

                          "Loan Request" means a request for one or more
                 Revolving Credit Loans, substantially in the form of Exhibit D-1 hereto, executed by an Authorized Representative on behalf of the Company.

                          "Material Adverse Effect" means, with respect to an
                 event, action or condition affecting the Company, any Subsidiary thereof, or any of their respective properties or revenues, an event, action or condition that would (a) adversely affect the validity or enforceability of, or the authority of the Company to perform its obligations under, any of the Loan Documents, (b) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Company or any Subsidiary thereof or the ability of the Company to perform its obligations under any of the Loan Documents or (c) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                          "Maturity" means, with respect to any Loan, the
                 earlier of (a) the Termination Date, and (b) any other date on which such Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise.

                          "Moody's" means Moody's Investors Service, Inc. or any
                 successor thereto.

                          "Multiemployer Plan" means a Plan that is a
                 multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                          "Net Amount" means, as of any date of calculation,
                 with respect to a Finance Receivable or a Discount Receivable an amount equal to the sum of:

                                  (a)  the outstanding principal component
                 thereof (exclusive of any unearned interest or finance charges or any unaccrued discount representing compensation for the use of borrowed money), less

                                  (b)  the portion, if any, of such principal
                 component that is the subject of a participation interest granted by the Company or any of its Consolidated Subsidiaries to any Person other than the Company or any of its Consolidated Subsidiaries, less

                                  (c)  in the case of a Discount Receivable,
                 the discount from face or par value thereof at the time such Discount Receivable was acquired (but without duplication for amounts excluded from the principal component thereof in clause (a) above).

                          "New Bank" means any Person that becomes a party to
                 this Agreement after the Effective Date pursuant to the provisions of Section 2.1(f) hereof.

                          "New Bank Effective Date" means the date on which a
                 New Bank becomes a Bank under this Agreement.

                          "Non-Performing Assets" means Delinquent Receivables,
                 Repossessed Assets and Ineligible Rewrites. For purposes of this definition, Repossessed Assets shall be valued at the lower of cost or estimated net realizable value.

                          "Non-Public Debt Instruments" means debt instruments
                 that are not required to be registered under the Securities

                 Act of 1933, as amended (other than those classified as Discount Receivables).

                          "Note(s)" or "Revolving Credit Note(s)" or "Swing
                 Loan Note" means the applicable promissory note(s) of the Company referred to in Section 2.2 hereof and shall include any replacement(s) therefor issued pursuant to Section 10.17 or 12.2 hereof or otherwise.

                          "Notice of Address" means, (a) with respect to the
                 Company, the address set forth in Section 10.4 hereof, (b) with respect to the Agent or any Bank, the address set forth in Exhibit A hereto, and (c) with respect to any party hereto, such other address as such party may specify in writing to the Agent from time to time.

                          "Obligations" means and includes all loans, advances,
                 debts, liabilities, and obligations, howsoever arising, owing by the Company to the Agent or the Banks of every kind and description (whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or the other Loan Documents.

                          "Participant" means any Person (other than an
                 Assignee) that now or hereafter participates by contract directly or indirectly in the rights and/or obligations of any Bank under this Agreement, the Commitments or any Loan.

                          "PBGC" means the Pension Benefit Guaranty Corporation
                 established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

                          "Percentage" means, as of any date of calculation and
                 with respect to any Bank, the percentage (expressed as a decimal, rounded upward to the nearest 1/10,000th of 1%) that is equal to the Commitment of such Bank as of such date, divided by the Aggregate Commitment of all Banks as of such date, and multiplied by 100.

                          "Permitted Liquid Investment" means an Investment in
                 any of the following:

                                  (a)  direct obligations of, or obligations
                 guaranteed as to principal and interest by, the United States of America;

                                  (b)  demand deposits in, certificates of
                 deposit issued by, or bankers' acceptances (eligible for rediscount at Federal Reserve Banks) of, or collateralized repurchase agreements in respect of obligations described in clause (a) with, any of the Banks or any bank or trust company organized under the laws of the United States of America or any State thereof whose obligations or whose holding company's obligations are rated as least A by S&P or at least A by Moody's at the time such Investment is made;

                                  (c)  readily marketable commercial paper
                 that, at the time such Investment is made, is rated at least A-1 by S&P or at least Prime-1 by Moody's;

                                  (d)  Indebtedness that is (i) traded on a
                 national securities exchange and (ii) rated A or better by Moody's or S&P on the date of acquisition; or

                                  (e)  readily marketable commercial paper
                 (other than commercial paper described in clause (c)); provided that (i) the aggregate extended principal or face amount thereof held does not exceed $5,000,000 at any one time outstanding and (ii) at the time such Investment is made, such commercial paper is rated at least Prime-2 by Moody's or at least A-2 by S&P; and provided, that such Investment shall be payable in Dollars and shall mature or be subject to redemption at the option of the holder by its terms within twelve months after the date of acquisition thereof.

                          "Permitted Senior Debt" means (a) all Senior
                 Indebtedness of the Company and its Subsidiaries that is listed on Schedule V hereto and (b) additional unsecured Senior Indebtedness of the Company issued after the Effective Date, subject to the following conditions:

                                  (i)  the covenants, defaults and other
                          requirements applicable to such Senior Indebtedness are no more restrictive, in any material respect, upon the Company and its Subsidiaries than those contained in the Loan Documents or applicable to the Senior Indebtedness listed on Schedule V hereto;

                                  (ii)  if Foothill Group enters into a
                          subordination agreement in respect thereof, the terms thereof shall not differ in any material respect from the terms of the Foothill Group Subordination Agreement; and

                                  (iii)  no Default or Event of Default shall
                          exist at the date of issuance of such Senior
                          Indebtedness and after giving effect thereto.

                          "Permitted Subordinated Debt" means (a) all
                 Subordinated Debt of the Company and its Subsidiaries that is listed on Schedule VI hereto and (b) additional unsecured Subordinated Debt of the Company issued after the Effective

                 Date, subject to the following conditions:

                                  (i)  the final maturity of such Subordinated
                          Debt (other than Advances) may not be earlier than November 15, 2003;

                                  (ii)  the weighted average life to maturity
                          of such Subordinated Debt (other than Advances) shall extend at least three years beyond the Termination Date as in effect as of the date of issuance thereof;

                                  (iii)  no principal or sinking fund payment
                          on or other redemption of such Subordinated Debt (other than Advances) may occur prior to November 15, 1998;

                                  (iv)  the covenants, defaults and other
                          requirements applicable to such Subordinated Debt are no more restrictive, in any material respect, upon the Company and its Subsidiaries than those contained in the Loan Documents or applicable to the Subordinated Debt listed on Schedule VI hereto;

                                  (v)  the subordination provisions applicable
                          to such Subordinated Debt (other than Foothill Group Subordinated Debt) do not differ in any respect from those applicable to the Subordinated Debt listed on
                          Schedule VI hereto;

                                  (vi)  if Foothill Group enters into a
                          subordination agreement in respect thereof, the terms thereof shall not differ in any material respect from the terms of the Foothill Group Subordination Agreement; and

                                  (vii)  no Default or Event of Default shall
                          exist at the date of issuance of such Subordinated Debt and after giving effect thereto.

                          "Person" or "person" means any individual,
                 partnership, firm, corporation, association, joint venture, trust or other entity, or any Governmental Authority.

                          "Plan" means, at any particular time, any employee
                 benefit plan that is covered by ERISA and in respect of which the Company or an ERISA Affiliate is (or, if such plan were terminated at such time, under Section 4069 of ERISA would be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                          "Prohibited Transaction" shall have the meaning set
                 forth in Section 406 of ERISA or Code Section 4975.

                          "Property" means all equipment, real estate or other
                 real or personal property, tangible or intangible, owned or operated by the Company or any Subsidiary thereof.

                          "Public Debt Securities" means debt instruments that
                 are registered under the Securities Act of 1933, as amended (other than those classified as Discount Receivables).

                          "Purchased Receivables" means Discount Receivables,
                 Non-Public Debt Instruments and Public Debt Securities.

                          "Rating Agency" or "Rating Agencies" means any of
                 D&P, Fitch, Moody's and S&P, or any other nationally recognized rating organization approved by the Required Banks.

                          "Reference Rate" means the annual rate of interest
                 publicly announced from time to time by BOA in San Francisco, California, as its "Reference Rate". The Reference Rate is set by BOA based on various factors, including BOA's costs and desired returns, general economic conditions and other factors, and is used as a reference point for pricing some loans. BOA may price loans at, above or below its Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

                          "Reference Rate Loan"  means, as of any date of
                 determination, (a) a Revolving Credit Loan bearing interest, as of such date of determination, at a variable rate determined by reference to the Reference Rate or (b) a Swing Loan.

                          "Renewal Reply Date" means June 1, 1995 and June 1,
                 1996, respectively (or if June 1 in such year is not a Business Day, the next succeeding Business Day).

                          "Renewal Request Date" means April 1, 1995 and April
                 1, 1996, respectively (or if April 1 in such year is not a Business Day, the next succeeding Business Day).

                          "Renewal Term" means, with respect to the Commitment
                 of any Bank, a one-year period commencing upon the expiration of the Initial Term or the immediately preceding Renewal Term.

                          "Reportable Event" means any of the events set forth
                 in Section 4043(b) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

                          "Repossessed Assets" means items of the type included
                 on the balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1993, within the heading "Repossessed Assets".

                          "Required Banks" shall mean, as of any date of
                 determination, such Bank or Banks as have outstanding Loans in excess of 67% of the aggregate principal amount of Revolving Credit Loans outstanding as of such date or, if no Revolving Credit Loans are then outstanding, have Commitments in excess of 67% of the Aggregate Commitment.

                          "Restricted Investment" means any Investment, to the
                 extent it does not constitute a Permitted Liquid Investment.

                          "Restricted Payment" means, with respect to the
                 Company and its Subsidiaries:

                                  (a)  the payment of any distribution or
                 dividend on any Capital Interest of the Company (other than dividends paid solely in Capital Interests of the Company); or

                                  (b)  any defeasance, redemption, repurchase
                 or other acquisition or retirement for value prior to scheduled maturity of any installment of principal of any Subordinated Debt (other than Advances) and any early payment of interest on, or other amounts due in respect of, any Subordinated Debt; or

                                  (c)  any payment on account of the purchase,
                 redemption or other retirement of any Capital Interest of the Company, or of any warrants, options or other rights to acquire any Capital Interest in the Company (except a payment on account of the principal of and prepayment charge, if any, on convertible Indebtedness) or any other distribution made in respect thereof, either directly or indirectly.

                          "Revolving Credit Loan" means a loan or advance made
                 pursuant to Section 2.1(a) hereof.

                          "Revolving Credit Loans" means, collectively, the
                 Revolving Credit Loans from time to time outstanding and unpaid.

                          "Revolving Credit Note(s)" means the promissory
                 note(s) of the Company referred to in Section 2.2(a)(i) hereof and shall include any replacement(s) therefor issued pursuant to Sections 10.17 or 12.2 hereof or otherwise.

                          "S&P" means Standard & Poor's Corporation or any
                 successor thereto.

                          "Senior Indebtedness" means, as of any date, all
                 Indebtedness of the Company and its Subsidiaries outstanding as of such date other than Subordinated Debt.

                          "Senior Subordinated Debt" means Subordinated Debt
                 that is senior in time and right of payment to Junior Subordinated Debt.

                          "Settlement Securities" means Capital Interests
                 granted in consideration or good faith settlement of Investments permitted by Section 8.4 hereof.

                          "Single Employer Plan" means any Plan which is
                 covered by Title IV of ERISA, but is not a Multiemployer Plan.

                          "Solvent" means, as to any Person, that such Person
                 has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, is able to pay its debts as they mature, and owns property having a value, both at fair valuation and at then current fair salable value, greater than the amount required to pay its debts (including contingencies).

                          "State" means and includes, unless otherwise limited,
                 any State of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

                          "Subordination Custodian" shall have the meaning
                 specified in the Foothill Group Subordination Agreement.

                          "Subordinated Debt" means all Indebtedness of the
                 Company which shall have been subordinated in time and right of payment to the obligations of the Company arising hereunder.

                          "Subsidiary" or "Subsidiaries" of any Person means
                 any corporation or partnership of which more than 50% of the outstanding Voting Interests in such corporation or partnership is at the time owned, directly or indirectly, by such Person, or by one or more of its Subsidiaries, or by such person and one or more of its Subsidiaries.

                          "Swing Loan" means a loan or advance made pursuant to
                 Section 2.1(b) hereof.

                          "Swing Loan Bank" means (a) initially, BOA and (b)
                 subject to the written consent of the Company and the Agent, any Assignee of the entirety of the Swing Loan Commitment of the predecessor Swing Loan Bank.

                          "Swing Loan Commitment" means, as of any date of
                 calculation, the maximum aggregate amount of Swing Loans that the Swing Loan Bank is obligated to make or have outstanding in accordance with the provisions of this Agreement as of such date (determined without regard to (a) compliance by the Company with the provisions hereof and (b) the amount of Revolving Credit Loans such Bank has outstanding as of such date). The Swing Loan Commitment of the Swing Loan Bank is a part of, and is not in addition to, such Bank's Commitment. The Swing Loan Commitment expires not later than the Swing Loan Bank's Commitment and is subject to separate renewal. As of the Effective Date, the initial Swing Loan Commitment of the Swing Loan Bank shall be as set forth on Exhibit A hereto.

                          "Swing Loan Note" means the promissory note of the
                 Company referred to in Section 2.2(a)(ii) hereof and shall include any replacement(s) thereof issued pursuant to Section
                 10.17 hereof or otherwise.

                          "Swing Loan Participation Certificate" means a
                 certificate in the form of Exhibit D-3 hereto with the blanks appropriately filled.

                          "Swing Loan Request" means a request for a Swing
                 Loan, substantially in the form of Exhibit D-2 hereto, executed by an Authorized Representative on behalf of the Company.

                          "Swing Loans" means, collectively, the Swing Loans
                 from time to time outstanding and unpaid.

                          "Tax Expense" means, for any period, all federal,
                 state and local taxes paid or owed by the Company or any Subsidiary thereof during such period.

                          "Termination Date" means, with respect to the
                 Commitment of each Bank, the earlier of (a) the date on which such Bank's obligations under this Agreement shall terminate in accordance with the provisions of Section 2.1 hereof, or
                 (b) the Business Day, if any, on which the Commitments are terminated in accordance with Section 2.1 or 9.1 hereof.

                          "Total Liabilities" means, as of any date of
                 calculation, the aggregate outstanding Indebtedness of the Company and its Consolidated Subsidiaries as of such date, determined on consolidated basis in accordance with GAAP.

                          "Total Revenues" means, with respect to any fiscal
                 year, an amount equal to the sum included in the audited Consolidated financial statements of the Company and its Consolidated Subsidiaries for such year within the heading "Total Revenues" but only to the extent consistent with its audited Consolidated financial statements for the fiscal year ended December 31, 1993.

                          "364 Day Agreement" means that certain Revolving
                 Credit Agreement dated as of June 30, 1994, among the Company, the Agent and the Banks, as amended or supplemented from time to time.

                          "Voting Interest" means securities, as defined in
                 Section 2(1) of the Securities act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to (a) vote for the election of the corporate directors (or Persons performing similar functions) or (b) in the case of a partnership, manage or direct the business or assets thereof. References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes in which such Voting Interests are entitled in the (i) election of corporate directors (or Persons performing similar functions) or (ii) management of the business or assets thereof in the case of a partnership, rather than to the number of shares.

                 SECTION 1.2  Other Definitional Provisions.

                          (a)     All terms defined in this Agreement in the
singular shall have comparable meanings when used in the plural, and vice versa.

                          (b)  The words "hereof," "hereby,"  "herein," and
"hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provisions of this Agreement; the term "hereafter" means after, and the term "heretofore" means before, the date of this Agreement; and Article, Section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                          (c)  Any defined term that relates to a document
shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions that heretofore may have been or hereafter may be executed in accordance with the terms thereof and, if applicable, hereof.

                          (d)  References in this Agreement to particular
sections of the Code, ERISA or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

                          (e)  All terms defined in the Uniform Commercial Code
in effect in the State of California and not otherwise defined or modified herein shall have the respective meanings ascribed to such terms in such Uniform Commercial Code.

                          (f)  All accounting terms not specifically defined
herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied, except that if, because of a change in GAAP, a Person would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with such Person's previous accounting methods or policy unless the Required Banks otherwise direct. Unless otherwise specified herein all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

                                   ARTICLE II
                           AMOUNT AND TERMS OF LOANS

                 SECTION 2.1  Commitments and Loans.

                          (a)  Revolving Credit Commitments.  Subject to the
terms and conditions of this Agreement, each Bank severally agrees to make one or more Revolving Credit Loans to the Company on the Effective Date and from time to time thereafter during the Commitment Period; provided, however, that the aggregate principal amount of such Bank's

                                  (i)  Revolving Credit Loans, plus

                                  (ii)  participations in the Swing Loans, plus

                                  (iii)  if such Bank is the Swing Loan Bank,
                 Swing Loans in which the other Banks have not participated outstanding at such time shall not exceed such Bank's Commitment. During the Commitment Period, the Company may borrow, prepay, re-borrow and repay the Revolving Credit Loans, all in accordance with the terms and conditions hereof; provided, however, that in no event will any Bank be obligated to lend more than its Commitment, whether as a Revolving Credit Loan, a Swing Loan, or a participation in a Swing Loan; and provided, further, that the aggregate principal amount of all Loans that all Banks shall be committed to have outstanding hereunder shall not exceed the Aggregate Commitment.

                          (b)  Swing Loan Commitment.  Subject to the terms and
conditions of this Agreement, the Swing Loan Bank agrees to make one or more Swing Loans to the Company on the Effective Date and from time to time thereafter during the Commitment Period; provided, however, that:

                                  (i)  the aggregate principal amount of such
Bank's Swing Loans outstanding at any one time shall
                 not exceed the Swing Loan Commitment of such Bank at such time; and

                                  (ii)  the aggregate principal amount of such
                 Bank's (A) Swing Loans in which the other Banks have not participated, plus (B) Revolving Credit Loans outstanding at any one time shall not exceed such Bank's Commitment at such time.

                          (c)  Termination and Reduction of Aggregate
Commitment. Subject to the provisions of Section 2.4 hereof, the Company shall have the option to terminate and, from time to time, to reduce permanently the Aggregate Commitment or the Swing Loan Commitment of the Swing Loan Bank, upon irrevocable written notice to the Agent (who shall promptly notify the Banks) at least three (3) Business Days prior to the proposed Termination Date or reduction date, as the case may be, specifying such date, whether a termination or reduction is being requested and, if a reduction is being requested, the amount thereof. On the date specified in such notice, such termination or reduction shall be effected; provided, however, that:

                                  (i)  in the case of a termination of the
                 Aggregate Commitment, such termination is accompanied by repayment of the Revolving Credit Loans and Swing Loans in full, together with all other amounts, if any, owed to the Agent or any Bank pursuant to any of the Loan Documents;

                                  (ii)  in the case of a termination of the
                 Swing Loan Commitment, such termination is accompanied by repayment of the Swing Loans in full, together with all other amounts, if any, owed to the Swing Loan Bank in its capacity as such pursuant to any of the Loan Documents;

                                  (iii)  in the case of any reduction of the
                 Aggregate Commitment, such reduction is accompanied by repayment of Revolving Credit Loans and Swing Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and/or Swing Loans then outstanding exceeds the amount of the Aggregate Commitment and/or Swing Loan Commitment as then reduced; and

                                  (iv)  in the case of any reduction of the
                 Swing Loan Commitment, such reduction is accompanied by repayment of Swing Loans to the extent (if any) that the aggregate principal amount of the Swing Loans then outstanding exceeds the amount of the Swing Loan Commitment as then reduced.

Any such repayment shall be subject to the provisions of Section 2.4(a) hereof. Any reduction of the Aggregate Commitment shall be in an aggregate amount of $5,000,000 or an integral multiple thereof and shall be applied among the Commitments of the Banks in accordance with their respective Percentages so that the Banks retain the same Percentage after giving effect to the reduction. The Swing Loan Commitment shall automatically be reduced by each reduction of the Commitment of the Swing Loan Bank to less than the Swing Loan Commitment prior to such reduction. Any other reduction of the aggregate Swing Loan Commitment shall be in an aggregate amount of $1,000,000 or an integral multiple thereof.

                 Upon termination of the Aggregate Commitment pursuant to this
Section 2.1 and upon payment of all amounts due by the Company to the Agent and the Banks under the Loan Documents, the obligations of the parties hereto, except as otherwise provided herein, shall be deemed terminated; provided, however, that this Agreement and the other Loan Documents shall continue to be effective or shall be reinstated, as the case may be, if any payment hereunder or in connection with any of the Loan Documents at any time is rescinded or otherwise must be returned as a result of the bankruptcy, insolvency or reorganization of the Company or otherwise, all as if such payment had not been made.

                          (d)  Term of Commitments.

                                  (i)  Termination of Obligations.  Subject to
                 the other provisions of this Section 2.1, (A) during the Initial Term, the Commitment and other obligations of each Bank under this Agreement shall terminate on the last day of the Initial Term, and (B) during any Renewal Term applicable to any Bank, the Commitment and other obligations of such Bank under this Agreement shall terminate on the last day of such Renewal Term.

                                  (ii)  Renewal Terms.  On or before each
                 Renewal Request Date, the Company may request (a "Renewal Request") the extension of the Banks' Commitments and, if desired, the Swing Loan Commitment for a Renewal Term of one year commencing upon the next succeeding July 1. Each Bank, in its sole discretion and subject to the conditions set forth in Section 5.3 hereof, may agree to extend such Bank's Commitment and, in the case of the Swing Loan Bank, the Swing Loan Commitment by delivering a notice to the Agent in the form of Exhibit B-1 hereto on or before the next Renewal Reply Date. If, by the Renewal Reply Date, Banks then holding 25% or more of the principal amount of the then outstanding Revolving Credit Loans (or, if no Revolving Credit Loans are outstanding, Banks then holding 25% or more of the Aggregate Commitment) have not consented to the Renewal Request, the Agent shall notify the Banks of this fact and each Bank that had consented to the Renewal Request in whole or in part shall have until the next succeeding June 15 to withdraw its consent upon notice to the Agent. Failure to respond by any Bank by the Renewal Reply Date shall constitute a nonconsent.

                          The Commitment of each nonconsenting Bank shall
                 terminate on the Termination Date applicable to such Bank and shall not be otherwise renewed or extended, and any future Renewal Request shall be delivered only to Banks that, on such future Renewal Request Date, have continuing Commitments. The Agent and the Banks shall be under no obligation whatsoever to extend the Termination Date. Notwithstanding the foregoing, if any nonconsenting Bank, at any time after the Renewal Reply Date but in no event later than the next succeeding June 15, shall determine at its option to extend its Commitment and, if applicable, Swing Loan Commitment until a later Termination Date and so shall notify the Agent and the Company thereof in writing, such nonconsenting Bank thereafter shall be deemed to have consented to the Renewal Request as set forth in such notice for all purposes of this Agreement and its Commitment and, if applicable, Swing Loan Commitment, shall be deemed to be extended until the earlier of the Termination Date set forth in the related Renewal Request or the notice of such Bank to the Agent and the Company.

                 Notwithstanding the foregoing, if the Agent has not received consents for the extension from Banks then holding 75% or more of the principal amount of the then outstanding Revolving Credit Loans (or, if no Revolving Credit Loans are outstanding, Banks then holding 75% or more of the Aggregate Commitment), by the next succeeding June 15, the Commitments of the Banks shall terminate on the then existing Termination Date and the Agent shall so notify the Company and the Banks.

                                  (iii)  Events of Default.  Notwithstanding
                 the foregoing provisions of this Section 2.1(d), upon the occurrence of an Event of Default, the provisions of Article IX hereof shall apply and the Agent may take any action permitted or required thereunder.

                                  (iv)  Survival of Rights.  The occurrence of
                 the Termination Date shall not release, terminate or limit the rights or remedies of the Agent or any Bank, or the obligations of the Company under this Agreement or any other Loan Document, and such rights and remedies and such obligations shall survive until the Company shall have fully paid and performed all its obligations hereunder and thereunder in full.

                          (e)  Increase in Commitments.  During the term of
this Agreement, with the consent of the Company and the Agent, any Bank may increase its Commitment and the Swing Loan Bank may increase its Swing Loan Commitment (but not in excess of its Commitment) by executing and delivering to the Company and the Agent (with notice by the Company to the other Banks) a supplement hereto, substantially in the form of Exhibit B-2, whereupon, subject to the conditions set forth in Section 5.4 hereof, (i) the Commitment and/or Swing Loan Commitment of such Bank as shown on Exhibit A shall be increased to the respective amounts set forth in such supplement, (ii) the Aggregate Commitment as shown on Exhibit A shall be automatically increased by the amount of the increase in such Bank's Commitment, and (iii) such Bank shall share in each Revolving Credit Loan made thereafter based upon its Percentage as recalculated as of the effective date of such increase after giving effect to the Aggregate Commitment (as increased by such Bank's Commitment increase). For purposes of the foregoing calculation, a Revolving Credit Loan shall be deemed to have been made at any time a Revolving Credit Loan is funded pursuant to Section 2.3(b) hereof or continued or converted pursuant to Section 2.3(c) hereof and, in the case of a Reference Rate Loan (including any Swing Loan) outstanding on both the effective date of such increase and on the first day of the month following such effective date, on the first day of such month.

                          (f)  New Banks.  During the term of this Agreement,
with the consent of the Company and the Agent, one or more additional commercial banks may become a party to this Agreement by executing and delivering to the Company and the Agent (with notice by the Company to the Banks) a supplement hereto, substantially in the form of Exhibit B-3, whereupon (subject to the conditions set forth in Section 5.4 hereof), as of the first Business Day of the next calendar quarter, (i) such New Bank shall become a Bank for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits hereof, (ii) the Company shall execute and deliver to the Agent for transmittal to such New Bank a Revolving Credit Note conforming to the requirements of Section 2.2 hereof, except that it shall be dated as of the New Bank Effective Date and shall bear interest from such date, (iii) the Aggregate Commitment as shown on Exhibit A shall be increased automatically by the amount of such New Bank's Commitment (which shall be in a minimum amount of $5,000,000 or any integral multiple thereof) and (iv) such New Bank shall share in each Revolving Credit Loan made after such New Bank Effective Date and shall share in participations in Swing Loans entered into on or after the New Bank Effective Date (but shall not share in any Revolving Credit Loans made, or participations in Swing Loans entered into, and that are outstanding on, the New Bank Effective Date) in an amount based upon its Percentage as calculated as of the New Bank Effective Date after giving effect to the Aggregate Commitment (as so increased by such New Bank's Commitment). For purposes of the foregoing calculation, a Revolving Credit Loan shall be deemed to have been made at any time a Revolving Credit Loan is funded pursuant to Section 2.3(b) hereof or continued or converted pursuant to
Section 2.3(c) hereof and, in the case of a Reference Rate Loan (including any Swing Loan) outstanding on both the New Bank Effective Date and on the first day of the month following such New Bank Effective Date, on the first day of such month.

                 SECTION 2.2  Loan Notes; Interest.

                          (a)  Notes.  (i)  Revolving Credit Notes.  The
Revolving Credit Loans of each Bank shall be evidenced by a single Revolving Credit Note of the Company, in substantially the form of Exhibit C-1 hereto, payable to the order of such Bank and representing the obligation of the Company to pay the lesser of (A) the Commitment of such Bank as shown on Exhibit A, as the same may be amended from time to time as herein provided, and
(B) the aggregate principal amount of the Revolving Credit Loans from time to time outstanding from such Bank, in each case together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and Loan type of each Revolving Credit Loan, the Interest Periods during which such Revolving Credit Loan is a LIBO Rate Loan and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Revolving Credit Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of any Bank to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Company to repay any Revolving Credit Loans in accordance with the terms of this Agreement.

                                  (ii) Swing Loan Note. The Swing Loans shall be evidenced by a single Swing Loan Note of the Company, in substantially the form of Exhibit C-2 hereto, payable to the order of the Swing Loan Bank and representing the obligation of the Company to pay the lesser of (A) the Swing Loan Commitment as shown on Exhibit A, as the same may be amended from time to time as herein provided and (B) the aggregate principal amount of the Swing Loans from time to time outstanding, in each case together with interest thereon. The Swing Loan Bank is hereby authorized to endorse the date and amount of each Swing Loan, and each payment or prepayment of principal thereof, on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of the Swing Loan Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of the Swing Loan Bank to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Company to repay any Swing Loans or the obligation of other Banks to acquire participations in or to fund Revolving Credit Loans to refund such Swing Loans in accordance with the terms of this Agreement.

                          (b)  Interest.  Each Note shall (i) except as
otherwise provided in Section 2.1(e) or (f) or 12.2 hereof, be dated the Effective Date, (ii) be payable at its Maturity, and (iii) bear interest, subject to the provisions of Section 10.13 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate

(A) in the case of Revolving Credit Loans, elected by the Company in accordance with the notice provisions set forth in Section 2.3 hereof, equal to the sum of the Applicable Margin plus the Adjusted LIBO Rate or the Reference Rate and
(B) in the case of Swing Loans, equal to the sum of the Applicable Margin plus the Reference Rate. Such rate of interest shall be computed for the actual number of days elapsed on the basis of a 360-day year, in the case of LIBO Rate Loans, and on the basis of a 365- or 366-day year (as applicable), in the case of Reference Rate Loans. The unpaid principal balance of each Note shall bear interest from and including its Maturity until paid at the rate specified in
Section 2.5 hereof.

                          (c)  Interest Payment Dates.  Interest accrued on
each Loan shall be payable, without duplication, on:

                                  (i)  the Maturity of such Loan;

                                  (ii)  with respect to any repayment or
                 prepayment of (A) any Revolving Credit Loan or Loans outstanding as of the date of such repayment or prepayment or
                 (B) any Swing Loans pursuant to Section 2.4 hereof or all Swing Loans outstanding as of the date of such repayment or prepayment, as the case may be, the date of such repayment or prepayment, as the case may be;

                                  (iii)  with respect to the portion of the
                 outstanding principal amount of all Revolving Credit Loans maintained as Reference Rate Loans and all Swing Loans, payable quarterly and in arrears on the first Business Day of each calendar quarter commencing with the first date following the date of (A) the making of such Revolving Credit Loans as, or their conversion into, Reference Rate Loans or (B) the making of such Swing Loans;

                                  (iv)  with respect to the portion of the
                 outstanding principal amount of all Revolving Credit Loans maintained as LIBO Rate Loans, the last day of each applicable Interest Period and, in connection with any such Revolving Credit Loan having a four-, five-, or six-month Interest Period, the day that would be the last day of a three-month Interest Period commencing on the same day as such four-, five-, or six-month Interest Period commences; and

                                  (v)  with respect to that portion of the
                 outstanding principal amount of all Revolving Credit Loans that is converted to Reference Rate Loans or LIBO Rate Loans on a day when interest otherwise would not have been payable pursuant to Section 2.2(c)(iii) or (iv) hereof, the date of such conversion.

                          (d)  The Agent may charge any account of the Company
maintained at the Agent for the principal of and interest on the Notes and for any other amounts due the Agent or any Bank pursuant to the Loan Documents.

                 SECTION 2.3  Procedures Applicable to Borrowings and
Conversions.

                          (a)  (i) Revolving Credit Loans.  Subject to the
limitations applicable to Interest Periods for LIBO Rate Loans, the Company may borrow Revolving Credit Loans from the Banks on any Business Day (in the case of LIBO Rate Loans, on any Banking Day) during the Commitment Period; provided, however, the Company shall give the Agent irrevocable written notice in the form of a Loan Request (which may be sent via teletransmission) as follows:

                                        (A)  in the case of a borrowing of a
                          Revolving Credit Loan as a Reference Rate Loan, on or before 12:00 noon, prevailing San Francisco time, on the Business Day next preceding the requested borrowing date (or irrevocable oral notice on or before 12:00 noon, prevailing San Francisco time, on such date confirmed in a Loan Request (which may be sent via teletransmission) no later than 4:00 p.m., prevailing San Francisco time, on such Business Day next preceding the borrowing date); and

                                        (B)  in the case of a borrowing of a
                          Revolving Credit Loan as a LIBO Rate Loan, on or before 9:00 a.m., prevailing San Francisco time, on the third Banking Day preceding the first day of the requested Interest Period (or irrevocable oral notice on or before 9:00 a.m., prevailing San Francisco time, on such date confirmed in a Loan Request (which may be sent via teletransmission) no later than 4:00 p.m., prevailing San Francisco time, on such third Banking Day preceding the first day of the requested Interest Period).

If the Company furnishes a Loan Request to the Agent, but no election is made as to either the Loan type or Interest Period to be applicable thereto, the Revolving Credit Loan will be made as a Reference Rate Loan. The Agent, promptly upon receipt of any Loan Request (whether oral or written), shall give notice thereof to the Banks. Each borrowing of a given Loan type shall be in an aggregate principal amount, together with Revolving Credit Loans of the same Loan type to be continued as such and Revolving Credit Loans of other Loan types to be converted to such Loan type on the same Business Day or Banking Day, as appropriate, of at least (i) $1,000,000 or any integral multiple thereof, in the case of Reference Rate Loans (other than Reference Rate Loans made pursuant to Section 2.4 hereof) and (ii) $1,000,000 or any integral multiple thereof in the case of LIBO Rate Loans.

                                  (ii)  Swing Loans.  The Company may borrow
                 Swing Loans from the Swing Loan Bank on any Business Day during the Commitment Period; provided, however, that the Company shall give the Swing Loan Bank irrevocable written notice in the form of a Swing Loan Request (which may be sent via teletransmission), with a copy to the Agent, on or before 1:30 p.m., prevailing San Francisco time, on the Business Day of the requested borrowing date (or irrevocable oral notice on or before 1:30 p.m., prevailing San Francisco time, on such date confirmed in a Swing Loan Request (which may be sent by teletransmission) no later than 4:00 p.m., prevailing San Francisco time, on such borrowing date. Each borrowing of Swing Loans shall be at least $100,000 or any integral multiple thereof.

                          (b)  Funding Mechanics.

                                  (i)  Revolving Credit Loans.

                                        (A)  Each Bank shall provide the Agent
                          with funds, on or before 12:00 noon, prevailing San Francisco time, on each borrowing date (other than the Effective Date) for a Revolving Credit Loan in an amount equal to such Bank's Percentage of the requested borrowing by transferring same day or immediately available funds to such account as the Agent shall specify from time to time by notice to the Banks. Except as otherwise provided in Section
                          2.4 hereof, on the date requested in such notice, the Agent shall make available to the Company at its account at such Bank or at such other account as the Company shall designate in the related Loan Request, in immediately available funds, the proceeds of the Revolving Credit Loans being made; provided, however, that the Agent shall be obligated to make the proceeds of such Revolving Credit Loans available only to the extent received by it from the Banks. No Bank's obligation to fund any Revolving Credit Loan shall be affected by any other Bank's failure to fund any Revolving Credit Loan, nor shall any Bank's commitment be increased as a result of any such failure of any other Bank.

                                        (B)  In the event that the Agent
                          advances proceeds of any Revolving Credit Loan to or for the account of the Company and one or more of the Banks fail to fund all or any portion of such Revolving Credit Loan, immediately upon receipt of notice from the Agent, (I) such Bank shall pay directly to the Agent the amount thereof together with interest thereon calculated if such payment is received by the Agent on or before the third Business Day following the date on which such funding was due, at the federal funds rate described in

                 Section 2.3(b)(iii) hereof and in all other cases at the rate specified in Section 2.5 hereof and (II) if not paid by such Bank, the Company shall repay directly to the Agent such amount as will equal the amount that such Bank or Banks failed to fund, together with interest thereon at the applicable rate determined in accordance with Section 2.2(b) hereof.

                                  (ii) Swing Loans. The Swing Loan Bank shall make available to the Company at its account at such Bank, on or before the close of business on the requested borrowing date, in immediately available funds, the proceeds of the Swing Loans being made on such date.

                                  (iii)  Remittances by the Agent.  In the
                 event that the Agent remits in same day or immediately available funds to any Bank its share of any payments to be made by the Company pursuant to this Agreement or the Revolving Credit Notes prior to the time that the Agent receives such payments from the Company, and the Company fails to make such payments when due, immediately upon receipt of notice from the Agent, such Bank shall repay directly to the Agent in same day or immediately available funds such amount as will equal the amount that the Company failed to pay, together with interest thereon at a rate equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published by the Federal Reserve Bank of New York (in Weekly Release H. 15) for the day on which the Company shall fail to make such payments, or, if such rate is not so published for any such day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

                          (c)  Continuations and Conversions.  Subject to the
limitations applicable to Interest Periods for LIBO Rate Loans, the Company may continue any LIBO Rate Loan as such for an additional Interest Period or convert any Revolving Credit Loan of a given Loan type into a Revolving Credit Loan of a different Loan type on any Business Day (in the case of LIBO Rate Loans to be continued or converted, on any Banking Day) during the Commitment Period; provided, however, that:

                                  (i)  the Company shall give the Agent
                 irrevocable written notice in the form of a Loan Request in the manner and by the applicable time specified in Section 2.3(a) hereof for the borrowing of a Revolving Credit Loan of the Loan type to be converted to or continued and, if applicable, the Interest Period therefor;

                                  (ii) in the case of the continuation of less than all of the outstanding Revolving Credit Loans of a given Loan type on the same Business Day, the aggregate principal amount of Revolving Credit Loans of such Loan type to be continued as such, together with any Revolving Credit Loans to be made as or converted to the same Loan type on such Business Day, shall not be less than $5,000,000 or an integral multiple thereof;

                                  (iii)  in the case of the conversion of less
                 than all of the outstanding Revolving Credit Loans of a given Loan type to another Loan type on the same Business Day, the aggregate principal amount of Revolving Credit Loans of such Loan type to be converted to another Loan type, together with any Revolving Credit Loans of such other Loan type to be made or continued as such on such Business Day, shall not be less than $5,000,000 or any integral multiple thereof;

                                  (iv)  LIBO Rate Loans may be converted only
                 at the end of the then applicable Interest Period;

                                  (v)  no LIBO Rate Loan may be continued as
                 such, nor may any Revolving Credit Loan be converted to a LIBO Rate Loan, for less than the minimum applicable Interest Period therefor; and

                                  (vi)  no LIBO Rate Loan may be continued as
                 such, nor may any Revolving Credit Loan be converted to a LIBO Rate Loan, if any Default or Event of Default shall have occurred and be continuing as of any date during the period commencing on the date the Loan Request is required to be submitted to the Agent and ending on the first day of the requested Interest Period.

If the Company fails, in connection with the expiration of an Interest Period applicable to a Revolving Credit Loan that is a LIBO Rate Loan, to furnish a Loan Request to the Agent for the continuation or conversion thereof or fails to elect a Loan type or permitted Interest Period therefor, or if the continuation or conversion of Revolving Credit Loans as LIBO Rate Loans is prohibited due to the occurrence and continuance of a Default or Event of Default, such Revolving Credit Loans (unless prepaid in accordance with the provisions of Section 2.4 hereof or accelerated in accordance with Section 9.1 hereof) shall be converted automatically to a Reference Rate Loan as of the expiration of the then applicable Interest Period. The Agent, promptly upon receipt of any Loan Request, shall give notice thereof to the Banks.

                 SECTION 2.4  Prepayments.

                          (a)  Voluntary.  Provided that such prepayment is
made with internally generated funds or proceeds from the sale of

Capital Interests in or permitted Indebtedness of the Company, the Company from time to time may prepay Loans, in whole or in part, without premium or penalty (except as otherwise provided in Section 2.9 hereof), upon irrevocable written notice to the Agent (in connection with the prepayment of Revolving Credit Loans) or the Swing Loan Bank (in connection with the prepayment of Swing Loans), with a copy to the Agent, given at least as early before the proposed date of such prepayment as the corresponding time specified in Section 2.3(a) hereof for notice of the borrowing with respect to such Loan, specifying the date of prepayment and the amount of the prepayment; provided, however, that
(i) each partial prepayment of a Revolving Credit Loan shall be in an aggregate amount not less than $1,000,000 or any integral multiple thereof and (ii) each partial prepayment of a Swing Loan shall be in an aggregate amount not less than $100,000 or any integral multiple thereof. If any such notice is given, the amount specified in such notice, shall be due and payable in the manner and by the time provided in Section 3.3 hereof on the date specified in such notice, together with accrued interest thereon to such date to the extent provided in Section 2.2(c) hereof. Any such prepayment of a Revolving Credit Loan may be reborrowed, subject to the terms and conditions of this Agreement, from time to time.

                          (b)  Mandatory.  If the aggregate outstanding
principal balance of the Loans exceeds the Aggregate Commitment, the Company shall make a prepayment of such Loans in the amount of such excess (rounded upwards to the next higher integral multiple of $1,000,000), together with accrued interest thereon to the date of prepayment, to the extent provided in
Section 2.2(c) hereof. In connection with any such mandatory prepayment under this Section 2.4(b), the Company shall prepay Reference Rate Loans first, and LIBO Rate Loans last.

                          (c)  Special Provisions for Swing Loans.

                                  (i)  Revolving Credit Loans to Prepay Swing
                 Loans. If more than $5,000,000 aggregate principal amount of Swing Loans is outstanding at any time the Company requests the borrowing, continuation or conversion of Revolving Credit Loans, the Company shall request Revolving Credit Loans in an amount sufficient to prepay the principal amount of such Swing Loans in excess of $5,000,000. The Agent shall apply the proceeds of such Revolving Credit Loans, together with other funds of the Company as necessary, to prepay such Swing Loans in excess of $5,000,000, plus accrued interest thereon to the date of repayment.

                                  (ii)  Banks to Make Revolving Credit Loans.

                                        (A)  The Swing Loan Bank, at any time
                          in its sole and absolute discretion, upon written request to the Agent (with a copy to the Company) on or before 12:00 noon, prevailing San Francisco time, on the Business Day next preceding the requested borrowing date, which shall be a Business Day), may require each Bank (including the Swing Loan Bank) to make a Revolving Credit Loan, subject to the provisions of Section 2.1(a) hereof, in an amount equal to such Bank's Percentage of the aggregate principal amount of the outstanding Swing Loans. Promptly upon receipt of any such request, the Agent shall give notice thereof to the Banks. The Agent shall apply the proceeds of such Revolving Credit Loans to prepay the Swing Loans of the Swing Loan Bank; provided, however, that the Agent shall be obligated to make the proceeds of such Revolving Credit Loans available only to the extent received by it from the Banks. All Revolving Credit Loans made pursuant to this Section 2.4 shall be Reference Rate Loans.

                                        (B)  In the event that the Agent
                          advances proceeds of any Revolving Credit Loan to the Swing Loan Bank and one or more of the Banks (other than such Swing Loan Bank) fail to fund all or any portion of such Revolving Credit Loan, immediately upon receipt of notice from the Agent, (I) such Bank shall pay directly to the Agent the amount thereof, together with interest thereon calculated if such payment is received by the Agent on or before the third Business Day following the date on which such funding was due, at the federal funds rate, and in all other cases at the rate specified in Section 2.5 hereof, and (II) if not paid by such Bank, the Swing Loan Bank shall repay directly to the Agent such amount as will equal the amount that such other Bank or Banks failed to fund, together with interest thereon at a rate equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published by the Federal Reserve Bank of New York (in Weekly Release H. 15) for the day on which such Bank shall fail to make such payments, or, if such rate is not so published for any such day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent, whereupon the Swing Loans shall be reinstated pro rata.

                                  (iii)  Participations in Swing Loans.

                                        (A)  If, at any time prior to the
                          making of Revolving Credit Loans pursuant to Section 2.4(c)(ii) hereof, any Event of Default described in Sections 9.1(g) or (h) hereof shall have occurred, each Bank, on the date such Revolving Credit Loan was to have been made or, if no request for Revolving Credit Loans had been made pursuant to
                          Section 2.4(c)(ii) hereof, promptly upon request by the Swing Loan Bank delivered to the Agent, shall purchase an undivided participation interest in all outstanding Swing Loans in an amount equal to its Percentage of such Swing Loans. Each Bank (other than the Swing Loan Bank) will transfer immediately to the Swing Loan Bank, in immediately available funds, the amount of its participation and, upon receipt thereof, the Swing Loan Bank will deliver to such other Bank a Swing Loan Participation Certificate, dated the date of receipt of such funds and in the amount of such Bank's participation.

                                        (B)  Whenever, at any time after the
                          Swing Loan Bank has received from any other Bank such other Bank's participating interest in a Swing Loan, the Swing Loan Bank receives any payment on account thereof, the Swing Loan Bank will distribute to such other Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that any payment received by the Swing Loan Bank is required to be returned, such other Bank will return to the Swing Loan Bank any portion thereof previously distributed to it.

                                  (iv)  Acknowledged Privity.  The Company
                 expressly agrees that, in respect of each Bank's funded participation interest in any Swing Loan, such Bank shall be deemed to be in privity of contract with the Company and have the same rights and remedies against the Company under the Loan Documents as if such funded participation interest in such Swing Loan were a Revolving Credit Loan.

                                  (v)  Unconditional Obligation.  Each Bank's
                 obligation to make the Revolving Credit Loans or to purchase participation interests in the Swing Loans as provided in this
                 Section 2.4(c) shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Swing Loan Bank, the Company or any other Person for any reason whatsoever, (B) the existence of any Default or Event of Default (other than, in the case only of Revolving Credit Loans referred to in this Section 2.4(c), any Event of Default described in Sections 9.1(g) or (h) hereof) at any time, (C) the occurrence of any event or existence of any condition that might have a Material Adverse Effect, or (D) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                 SECTION 2.5 Interest on Delinquent Payments. All unpaid amounts due under the Notes or any other Loan Document that are not paid when due (including, to the extent permitted by law, unpaid interest on the Notes) shall be payable upon demand and bear interest, subject to the provisions of
Section 10.13 hereof, from and including its due date until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) or (h) hereof) at an annual rate equal to the sum of (a) 2.00% plus (b) the Reference Rate. Such rate of interest shall be computed for the actual number of days elapsed on the basis of a 365 or 366 day year.

                 SECTION 2.6 Increased Costs. In the event any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, which:

                          (a)  subjects any Bank to any tax with respect to its
Commitment or any Loan (other than any tax on the overall net income of such Bank no matter in what jurisdiction); or

                          (b)  changes the basis of taxation of payments to
such Bank of principal of and/or interest on the Loans or its Commitment and/or fees and other amounts payable hereunder (other than any tax on the overall net income of such Bank no matter in what jurisdiction); or

                          (c)  imposes, modifies or deems applicable or results
in the application of or increases any reserve, special deposit, or similar requirement against extensions of credit or any deposits or other liabilities taken or entered into by such Bank (based upon such Bank's reasonable allocation of the aggregate of such requirements); or

                          (d)  imposes upon such Bank any other condition with
respect to its Commitment, the Loans or this Agreement;

and the result of any of the foregoing is to increase the actual cost to such Bank of making or maintaining its Commitment or the Loans hereunder or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Bank or to require such Bank to make any payment, in each case by or in an amount which such Bank reasonably deems material; or

                          (e)  if any Bank shall determine that any applicable
law, rule or regulation regarding capital adequacy, capital maintenance, capital ratios or other similar requirements against such Bank's Commitment or any Loan (including, without limitation, the issuance of any final rule or regulation), or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive or guideline regarding capital adequacy, capital maintenance, capital ratios or other similar requirements against such Bank's Commitment or any Loan (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on such Bank's capital (after giving effect to all applicable taxes on net income, no matter what the jurisdiction, and taking into consideration such Bank's policies with respect to capital adequacy);

then and in any such case set forth in paragraphs (a) through (e) above:

                                  (i)  such Bank shall notify the Company and
                 the Agent promptly in writing of the happening of such event;

                                  (ii)  such Bank shall deliver to the Company
                 and the Agent promptly a certificate of such Bank stating the event that has occurred or the reserve or requirements or other conditions that have affected such Bank or the request, directive, guideline or requirement with which it has compiled, together with the date thereof and the amount (based upon such Bank's reasonable policies as to the allocation of capital and costs, as applicable) of such increased cost, reduction or payment for one or more periods ending not later than the date of such certificate; and

                                  (iii)  The Company shall pay within 10 days
                 after the demand therefor such amount or amounts as will compensate such Bank for such additional cost, reduction or payment (without reduction or abatement for any participations sold to Participants).

The certificate of such Bank as to the additional amounts payable pursuant to this Section 2.6 delivered to the Company, in the absence of manifest error, shall be conclusive as to the amount thereof. The protection of this Section
2.6 shall be available to such Bank regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition that has been imposed. In the event that any such law, regulation or condition is subsequently held to be invalid or inapplicable and the result thereof is to eradicate any such additional cost, reduction or payment, such Bank shall promptly pay to the Company an amount equal to the amount of compensation paid by the Company to such Bank as a result of such invalid or inapplicable law, regulation or condition.

                 SECTION 2.7 Use of Proceeds. The proceeds of the Initial Loans shall be used to pay all outstanding Indebtedness, if any, in connection with the Existing Loan Agreement. The proceeds of all other Loans made to the

Company hereunder shall be used by the Company to conduct its business of commercial financing and leasing and to make advances to its Subsidiary, FCC Holdings, to fund such Subsidiary's business of owning, operating, and liquidating Repossessed Assets.

                 SECTION 2.8 Payments on Non-Business Days. Whenever any payment to be made under the Notes (other than principal of or any interest on LIBO Rate Loans), under this Agreement or any other Loan Document, shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or fees, as the case may be.

                 SECTION 2.9  Funding Losses.

                          (a)  The Company shall pay, within 10 days after the
written demand therefor, such amount as will compensate the Agent and the Banks for any loss or reasonable expense they may sustain as a consequence of:

                                  (i)  any default in payment of the principal
                 amount of any LIBO Rate Loan or any part thereof or interest accrued thereon, or any other amount due,

                                  (ii)  the occurrence of any Event of Default,

                                  (iii)  the receipt or recovery or conversion
                 for any reason (including without limitation mandatory prepayment pursuant to Section 2.4 hereof or mandatory conversion pursuant to Section 2.11 hereof) of all or any part of a LIBO Rate Loan prior to the last day of the applicable Interest Period therefor, or

                                  (iv)  any failure to borrow, convert to, or
                 continue any LIBO Rate Loan as such after submitting a Loan Request (whether oral or written) relating thereto to the Agent,

including, but not limited to, (A) any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a LIBO Rate Loan or any part thereof or (B) any loss of margin on reemployment of the funds so received or recovered.

                          (b)  Each Bank shall be entitled to fund its Loans in
such manner as it may determine in its sole discretion, including without limitation the London interbank market; provided, however, that, for the purposes of calculations under this Section 2.9, each LIBO Rate Loan shall be deemed to have been funded by the purchase in the London interbank euro-dollar market of a Dollar deposit in an amount comparable to the principal amount of such LIBO Rate Loan and having a maturity comparable to the applicable Interest Period therefor.

                          (c)  A certificate of the Agent or any Bank as to any
additional amounts payable pursuant to this Section 2.9 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Agent or such Bank set forth therein.

                 SECTION 2.10 Alternate Rate of Interest. In the event, and on each occasion on which, any Bank shall determine, on the day that is two (2) Banking Days prior to the commencement of any Interest Period for any of its LIBO Rate Loans, that:

                          (a)  Dollar deposits in an amount comparable to the
principal amount of such LIBO Rate Loan and having a scheduled maturity comparable to the Interest Period set forth in the related Loan Request are not generally available in the London interbank euro-dollar market,

                          (b)  the rate at which such Dollar deposits are being
offered will not adequately and fairly reflect the cost to such Bank of making or maintaining such LIBO Rate Loan during such Interest Period, or

                          (c)  reasonable means do not exist for ascertaining
the LIBO Rate

such Bank, as soon as practicable thereafter, shall give oral notice of such determination to the Agent and the Company, promptly confirmed in writing (which may be by teletransmission), and to each of the other Banks. In the event of any such determination and until such Bank notifies the Company and the Agent that the circumstances giving rise to such notice no longer exist, no Revolving Credit Loans will be made as LIBO Rate Loans and no Revolving Credit Loans will be converted to or continued as LIBO Rate Loans, but shall convert to Reference Rate Loans at the end of the applicable Interest Period, if any, therefor. Each determination by such Bank hereunder shall be conclusive, absent manifest error.

                 SECTION 2.11 Change in Legality. If, anything to the contrary herein contained notwithstanding, any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, shall make it unlawful or improper for any Bank to make or maintain any Revolving Credit Loans as LIBO Rate Loans, then, by oral notice to the Company and the Agent, promptly confirmed in writing (which may be by teletransmission), the Agent may:

                          (a)  declare that Revolving Credit Loans thereafter
will not be made by it as LIBO Rate Loans, whereupon the Company shall be prohibited from requesting Revolving Credit Loans of the Loan type or types covered by such declaration (the

"Affected Loan Types") unless and until such declaration is withdrawn; and

                          (b)  require that all outstanding Revolving Credit
Loans of the Affected Loan Types be converted to Reference Rate Loans, in which event all such Revolving Credit Loans shall be converted automatically to Reference Rate Loans as of the end of their applicable Interest Periods or as of such earlier date as may be required of any Bank for the lawful or proper conduct of its lending activities.

                                  ARTICLE III
                               FEES AND PAYMENTS

                 SECTION 3.1  Fees Payable to Banks.

                          (a)  The Company shall pay to the Agent for the
account of the applicable Banks an annual commitment fee equal to 0.35% per annum on the average daily unused portion of the Aggregate Commitment for the period from the Effective Date to and including the last day of the Commitment Period, payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after the Effective Date and on the Termination Date; provided, however, that the annual commitment fee shall be increased to 0.45% per annum on the average daily unused portion of the Aggregate Commitment for each day on which the Company's commercial paper does not have an Investment Grade Rating from at least two Rating Agencies; and provided, further, that the annual commitment fee shall be decreased to 0.30% per annum on the average daily unused portion of the Aggregate Commitment for each day on which the Company's commercial paper has an Investment Grade Rating from at least three Rating Agencies. Commitment fees for any period shall be calculated on the basis of a 365- or 366-day year for the actual number of days elapsed.

                          (b)  The Company shall pay to the Agent for the
account of the applicable Banks a utilization fee on the weighted average aggregate principal amount of Loans outstanding during the specified period equal to (i) 0.25% per annum for each day on which the aggregate principal amount of Loans outstanding is equal to or less than 25% of the Aggregate Commitment for such day, (ii) 0.375% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds 25% but is equal to or less than 50% of the Aggregate Commitment in effect for such day, and (iii) 0.50% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds an amount equal to 50% of the Aggregate Commitment in effect for such day. The utilization fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after the Effective Date and on the Termination Date, and shall be calculated on the basis of a 365 or 366 day year for the actual number of days elapsed.

                 SECTION 3.2 Agency Fee. The Company shall pay an agency fee to the Agent as provided in the agency fee letter dated as of the Effective Date of this Agreement.

                 SECTION 3.3  Payments.

                          (a)  Each payment (including each prepayment) by the
Company pursuant to this Agreement or the Notes, whether in respect of principal, interest, increased costs, or other amounts, shall be made by the Company to the Agent for the accounts of the Persons entitled thereto; provided, however, that payments in respect of Swing Loans shall be made by the Company directly to the Swing Loan Bank. All payments required to be made to the Agent or the Swing Loan Bank shall be made, without set-off, withholding, deduction, or counterclaim, not later than 12:00 noon, prevailing San Francisco time, on the date due, in same day or immediately available funds, to such account as the Agent or the Swing Loan Bank, as applicable, shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received on the following Business Day.

                          (b)  Except as otherwise expressly provided in
Section 2.4(c) hereof, the Agent shall promptly remit in same day or immediately available funds to each Bank (or other holder of a Note notified to the Agent) its applicable share, if any, of such payments received by the Agent for the account of such Bank or holder.

                 SECTION 3.4  Taxes.

                          (a)  Any and all payments by the Company pursuant to
the Loan Documents shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes described in the parenthetical contained in Section 2.6(a) hereof and franchise taxes imposed on the Agent or any Bank by the jurisdiction under the laws of which the Agent or such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Indemnified Taxes"). If the Company shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to the Agent or any Bank,

                                  (i)  the sum payable shall be increased as
                 may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.4) the Agent or such Bank shall receive an amount equal to the sum it would have received had no such deductions been made,

                                  (ii)  the Company shall make such deductions,

                                  (iii)  the Company shall pay the full amount
                 deducted to the relevant taxation authority or other authority in accordance with applicable law, and

                                  (iv)  the Company shall deliver to the Agent
                 evidence of such payment to the relevant Governmental
                 Authority.

                          (b)  In addition, the Company agrees to pay any
present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States of America or any State or political subdivision thereof or any applicable foreign jurisdiction that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes") and to deliver to the Agent evidence of such payment to the relevant Governmental Authority.

                          (c)  The Company will indemnify the Agent and the
Banks for the full amount of Indemnified Taxes and Other Taxes (including without limitation Indemnified Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.4) paid by the Agent or any Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after written demand therefor by the Agent or any Bank.

                          (d)  Without prejudice to the survival of any other
agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 3.4 shall survive the payment in full of principal, interest, fees and other amounts hereunder and under the other Loan Documents.

                          (e)  Each Bank, if any, that is not organized under
the laws of the United States of America or any State agrees (i) prior to the first payment of such Bank of any amounts due to such Bank under the Loan Documents, upon request by the Company, to execute and deliver to the Company and the Agent completed original counterparts of IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, upon request by the Company from time to time in order to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver to the Company and the Agent additional or supplemental completed original tax forms with respect to amounts due to such Bank under the Loan Documents as such Bank properly can execute in conformity with applicable law as in effect at the time.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                 In order to induce the Agent and the Banks to enter into this Agreement and to make the Loans herein provided for, the Company hereby makes the following representations and warranties, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations and warranties expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Loans are requested by the Company or made, continued or converted by any Bank:

                 SECTION 4.1 Status and Standing. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, is properly licensed, has the power and authority and the legal right to own its property and conduct the business in which it is engaged or currently proposes to engage and is duly licensed and qualified and in good standing under the laws of the each jurisdiction where the failure to qualify would have a Material Adverse Effect.

                 SECTION 4.2 Organizational Status of Subsidiaries. Schedule I annexed hereto correctly sets forth the name of each Subsidiary of the Company in existence on the date hereof, its jurisdiction and form of organization and the ownership of its Capital Interests. Each of such Subsidiaries is duly organized and validly existing in the form of organization indicated on Schedule I, duly licensed and in good standing under the laws of its jurisdiction of organization, and is duly licensed and qualified and in good standing in each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

                 SECTION 4.3 Location of Offices, Books and Records. Schedule II annexed hereto completely and accurately lists all places at which each of the Company and its Subsidiaries maintains, as of the date hereof, its books and records relating to its Finance Receivables and the collateral related thereto. The principal office or principal executive office of each of the Company and its Subsidiaries in each jurisdiction is correctly indicated on
Schedule II as of the date hereof.

                 SECTION 4.4  Organizational Power and Authority.

                          (a)  The Company and its Subsidiaries have the
corporate power and authority and the legal right to execute, deliver and perform this Agreement and the other Loan Documents to which they are a party. The Company and its Subsidiaries have taken all necessary corporate action (including, but not limited to, the obtaining of any consent of the holders of its Capital Interests required by law or by the organizational documents thereof) to authorize the execution, delivery, and performance the Loan Documents to which they are a party or by which they otherwise are affected and to authorize the transactions contemplated hereby and thereby.

                          (b)  Foothill Group has the corporate power and
authority and the legal right to make, deliver and perform each Loan Document to which it is a party. Foothill Group has taken all necessary corporate action (including, but not limited to, the obtaining of any consent of the holders of its Capital Interests required by law or by the organizational documents thereof) to authorize the execution, delivery, and performance of the Loan Documents to which it is a party or by which it otherwise is affected and to authorize the transactions contemplated hereby and thereby.

                 SECTION 4.5 Enforceable Obligations. Each Loan Document, and each other agreement or undertaking executed by the Company, any Subsidiary thereof, or Foothill Group and delivered to the Agent constitutes the legal, valid, and binding obligation of the Company or such Subsidiary, or Foothill Group, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally, and general principles of equity, and there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against, or affecting, the Company, any Subsidiary thereof, or Foothill Group or any of their respective officers or directors calling into question the legality, validity or enforceability thereof.

                 SECTION 4.6 Absence of Conflicts. Neither the execution and delivery of this Agreement or any other Loan Document nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will

                          (a)  violate any law, or

                          (b)  conflict with or result in a breach of or a
default under or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any property of the Company or any Subsidiary of the Company pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Company or any such Subsidiary under or in connection with,

                                  (i) the articles of incorporation or by-laws (or other constituent documents) of the Company or any Subsidiary of the Company, or

                                  (ii)  any agreement or instrument to which
                 the Company or any Subsidiary of the Company is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound.

                 SECTION 4.7 No Burdensome Agreements. Neither the Company nor any Subsidiary thereof is a party to any agreement or instrument or subject to any restriction set forth in its organizational documents or provisions relating to its Capital Interests that has a Material Adverse Effect.

                 SECTION 4.8 No Material Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary thereof or any of their respective officers or directors before any court, arbitrator or governmental or administrative body or agency that, if adversely determined in the reasonable opinion of the Company acting in consultation with counsel, would have a Material Adverse Effect. No injunction, writ, restraining order or other order of any nature adverse to the Company or any Subsidiary thereof or the conduct of their respective businesses or inconsistent with the due consummation of any transaction contemplated by any Loan Document has been issued by any Governmental Authority. Neither the Company nor any Subsidiary thereof is in default under any applicable material statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Company or any Subsidiary thereof.

                 SECTION 4.9 Good Title to Properties. The Company and its Subsidiaries have good and marketable title to all their respective properties and assets, subject only to such defects in title as do not detract materially from the value of such property or assets or impair the use thereof in the operation of their respective businesses, and subject to no Liens of any kind other than Liens which are expressly permitted under this Agreement.

                 SECTION 4.10 Margin Regulations. The Company will apply the proceeds of the borrowings made pursuant to this Agreement only for the purposes set forth in Section 2.7 hereof. No part of the proceeds made hereunder and none of the proceeds of any loan or advance made by the Company or any Subsidiary thereof will at any time constitute "purpose credit" or "carrying credit" as such terms are defined in Regulation G of the Board (12 C.F.R. 207), or will be used for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of the Board (12 C.F.R. 224) or any violation of Regulation U of the Board (12 C.F.R. 221). In particular, without limitation of the foregoing, the Company will not use any part of the proceeds of the borrowings hereunder or any part of the proceeds of any loan or advance made by the Company or any Subsidiary thereof, directly or indirectly, (a) to reacquire any of its own publicly-held securities, or (b) to enable any other Person to acquire any publicly-held securities of the Company, or (c) to acquire for itself or for any other Person any other publicly-held equity securities of any kind, including, without limitation, any "margin stock," as such term is used in said Regulation G.

                 SECTION 4.11 Investment Company. Neither the Company nor any Subsidiary thereof is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                 SECTION 4.12 Disclosure. No representation or warranty made by, and no information regarding, the Company or any Subsidiary thereof in any Loan Document or any other document furnished from time to time in connection herewith or therewith (other than projections or forecasts of future financial performance), contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are or will be made, not misleading. The projections and forecasts of future financial performance of the Company delivered to the Agent and the Banks will be reasonable at the time they are delivered to the Agent and the Banks in light of then available current information. There is no fact known to the Company that has, or that in the future might have in the reasonable judgment of the Company, a Material Adverse Effect, except as set forth or referred to in this Agreement or in another document or instrument heretofore furnished to the Agent and the Banks.

                 SECTION 4.13 Taxes and Claims. Each of the Company and its Subsidiaries has filed or caused to be filed, all federal, state and local tax returns and reports that are required to be filed and has paid all taxes shown to be due and payable on said returns or any assessments made against it or any of its property and all other taxes, fees or charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); and no tax Liens (other than those the amount or validity or which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conforming with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be) have been filed and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges. The income taxes chargeable against the income of the Company and its Subsidiaries are paid by the Foothill Group on consolidated income tax returns. The federal income tax liabilities of Foothill Group and each of its Subsidiaries have been finally determined by the Internal Revenue Service, or the time for audit has expired, for all fiscal periods ending on or prior to December 31, 1989; and all such liabilities (including all deficiencies assessed following audit) have been satisfied, except liabilities which would not be required to be satisfied under the provisions of Section 6.2 hereof. Schedule III describes all tax sharing arrangements or agreements to which the Company or any Subsidiary thereof is a party or is subject or bound.

                 Each of the Company and its Subsidiaries, to the knowledge of the Company, has paid and discharged all lawful claims for labor, material, supplies and anything else that might or could, if unpaid, become a Lien on any of its properties (other than those the amount or validity of which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be).

                 SECTION 4.14 Trademarks, Patents, Etc. Each of the Company and its Subsidiaries possesses all trademarks and service marks (or has licenses for the use thereof), trade names, copyrights, patents, licenses, permits, approvals and consents (including, without limitation, licenses, approvals and consents of Governmental Authorities) and rights in any thereof, adequate for the conduct of their respective businesses as now conducted or as currently proposed to be conducted, without conflict with the rights or claimed rights of others.

                 SECTION 4.15 Consents. No consent, authorization or action of, or filing with, any Governmental Authority or any other Person is required to authorize, or otherwise is required of the Company or any Subsidiary thereof in connection with, the execution, delivery, performance, validity, or enforceability of any Loan Document or any of the instruments or documents to be delivered pursuant to any Loan Document, except in connection with the Existing Loan Agreement.

                 SECTION 4.16  Employee Benefit Plans.

                          (a)  None of the Plans maintained at any time or the
trusts created thereunder has engaged in any Prohibited Transaction that could subject any such Plan or trust to a material tax or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA Sections 502(i) or 502(1).

                          (b)  The consummation of the transactions
contemplated hereby does not and will not involve any Prohibited Transaction that could subject the Company or an ERISA Affiliate to any material liability, tax or penalty imposed under Code Section 4975 or ERISA Sections 502(i) or 502(l).

                          (c)  Neither the Company nor any ERISA Affiliate
contributes to or maintains, or since 1974 has contributed to or maintained, any employee pension benefit plan within the meaning of Section 3(2) of ERISA, including any employee pension benefit plan subject to Title IV of ERISA or subject to the funding requirements of Section 412 of the Code.

                          (d)  All Plans have at all times been operated and
maintained in substantial compliance with ERISA and applicable provisions of the Code (including, but not limited to, Code Section 105). All Plans have substantially complied with, and are in substantial compliance with, Code
Section 4980B and Treasury Regulations (whether proposed or final) relating thereto. No Plan provides benefits to retired employees of the Company or such ERISA Affiliate, except to the extent required under Code Section 4980B and Treasury Regulations (whether proposed or final) relating thereto.

                          (e)  Neither the Company nor any ERISA Affiliate,
individually or in the aggregate, has taken actions or undergone events which would cause liability to arise under WARN or regulations issued thereunder, or any applicable state law regarding employee terminations, mass layoffs or plant closings, and neither the Company nor any ERISA Affiliate is aware of the existence of any such actions or events.

                          (f)  The Company and each ERISA Affiliate have made
all contributions required to be made under each Plan as of the date of this Agreement.

                 SECTION 4.17 Financial Condition. The (a) consolidated balance sheet of the Company and its Consolidated Subsidiaries, and consolidated statements of income, cash flow, and retained earnings of the Company and its Consolidated Subsidiaries, as at the end of and for the fiscal year ended on December 31, 1993, as certified by Ernst & Young, independent certified public accountants, and (b) consolidated balance sheet of the Company and its Consolidated Subsidiaries for the fiscal quarter ended March 31, 1994, and related consolidated statements of income, cash flow, and retained earnings, as certified by the chief financial officer of the Company to be true and correct, in each case heretofore furnished to the Agent and the Banks, present fairly the financial condition of the Company and its Consolidated Subsidiaries as at the dates of such balance sheets, and the results of their operations for such periods. All such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the comparable preceding period.

                 SECTION 4.18 Environmental Laws, Etc. Except to the extent that none of the following has or would have a Material Adverse Effect:

                          (a)  all Property heretofore, now, or hereafter owned
or operated by the Company or any Subsidiary thereof and in their possession or over which they exercise control (including Repossessed Assets, collectively, the "Foothill Property") complied, complies and will comply in all material respects with all applicable federal, state and local environmental, health and safety statutes, guidelines, codes, ordinances and regulations;

                          (b)  the Foothill Property does not contain and has
not been, is not being, and will not be, used to generate, manufacture, refine, produce, store, handle, transfer, process, dispose of, or transport, any Hazardous Materials, the effect of which would be to (i) violate any applicable Federal, state or local law or regulation or (ii) cause the occurrence of any liability that would have a Material Adverse Effect; and

                          (c)  there are no underground storage tanks or
surface impoundments located on, under, or within the Foothill Property that
(i) are in violation of any applicable Federal, state or local law or regulation and (ii) the cost of remediation of which (to the extent not covered by insurance) would have a Material Adverse Effect.

                 SECTION 4.19 No Default or Event of Default; Compliance with Instruments. No event or condition has occurred and is continuing that constitutes a Default or an Event of Default or that would constitute a Default or Event of Default after notice or lapse of time or both. The Company and each Subsidiary thereof is (a) in compliance with its charter instruments and by-laws and (b) in substantial compliance with the terms of all agreements and instruments of any kind to which it is a party or subject (including but not limited to agreements to repay borrowed money, guarantees, leases of real or personal property as lessor or lessee, contracts for future purchase or delivery of goods or rendering of services, powers of attorney, distribution arrangements, patent license agreements, collective bargaining agreements, employment agreements, bonus, pension or retirement plans, or vacation pay, insurance or welfare agreements), other than agreements or instruments, the breach or termination of which, singly and in the aggregate, would not have a Material Adverse Effect; and no party is in default thereunder and no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default.

                 SECTION 4.20 Solvency. The Company and each of its Subsidiaries is Solvent, and neither the Company nor any Subsidiary thereof, as a result of the transactions contemplated hereby or by any other Loan Document, will (a) become not Solvent, (b) be left with unreasonably small capital, or
(c) have liabilities (including contingencies) in excess of either the fair value or the then fair salable value of its assets.

                 SECTION 4.21 Proceeds. The Company shall apply the proceeds of (a) the Initial Loans solely to repay loans and other obligations outstanding, if any, under the Existing Loan Agreement and (b) all other Loans to the conduct of its business of commercial financing and leasing and to make advances to its Subsidiary, FCC Holdings, to fund such Subsidiary's business of owning, operating and liquidating Repossessed Assets.

                 SECTION 4.22 No Material Adverse Change. As of the Effective Date, there has not occurred since December 31, 1993, a material adverse change in the business, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; there has not occurred any other event, act or condition which could have a Material Adverse

Effect; and, as of the Effective Date, there is not threatened, with a reasonable likelihood of occurrence, either an adverse change since March 31, 1994, in the business, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or any other event, act or condition which could have a Material Adverse Effect.

                 SECTION 4.23 Insurance. The Company and each Subsidiary thereof maintain with financially sound and reputable insurers (not related to or affiliated with the Company) insurance with respect to their properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                 SECTION 4.24 Ownership and Subsidiaries. The Company is a wholly-owned Subsidiary of Foothill Group. The Company has no Subsidiaries except FCC Holdings. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Subsidiary to issue any shares of its capital stock.

                 SECTION 4.25 Partnerships and Other Affiliated Entities. Neither the Company nor any Subsidiary thereof (a) is or has agreed or otherwise has a duty to become a general partner of any person or otherwise generally liable for or on account of the liabilities, acts or omissions of another Person, (b) has agreed or otherwise has a duty to make capital contributions to or on account of another Person, or (c) has an interest in another Person or has or may have a liability to or on account of such Person which interest or liability could reasonably be expected to have a Material Adverse Effect.

                 SECTION 4.26  Other Debt.

                          (a)  Each offering and sale of Senior Indebtedness
and Subordinated Debt has been and will be made in accordance with the applicable terms of the Securities Act of 1933, as amended (including applicable rules and regulations thereunder), the Securities Exchange Act of 1934, as amended (including applicable rules and regulations thereunder), applicable state securities and "blue sky" laws and other applicable laws.

                          (b)  All of the obligations of the Company hereunder
constitute and will constitute "Superior Indebtedness" or "Senior Indebtedness" within the meaning ascribed to such term in all loan agreements, indentures, and other agreements relating to, and all notes evidencing, Subordinated Debt. The subordination provisions of such agreements and instruments relating to or evidencing Subordinated Debt are enforceable against Foothill Group and the holders from time to time (including any pledgee thereof and any trustee or other representative of such holders) of the Subordinated Debt in accordance with their respective terms.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

                 SECTION 5.1 Conditions to Initial Loans and Effectiveness. The obligations of the Banks to enter into this Agreement and to make the Initial Loans hereunder on the Effective Date are subject to the satisfaction of the following conditions precedent:

                          (a) The Agent shall have received on behalf of the Banks, on or before the Effective Date, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)  an original Revolving Credit Note for
                 each Bank and an original Swing Loan Note for the Swing Loan Bank, all executed by an Authorized Representative on behalf of the Company;

                                  (ii)  evidence that all existing revolving
                 credit loans and other outstanding Indebtedness under the Existing Loan Agreement simultaneously are being paid in full;

                                  (iii)  original counterparts of this
                 Agreement executed by an Authorized Representative on behalf of the Company for each Bank and the Agent;

                                  (iv)  opinions, dated the Effective Date, of
                 counsel to the Company and Foothill Group, substantially in the form of Exhibit E hereto, for each Bank and the Agent; such opinions shall also cover such other matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Agent or any Bank reasonably may request, all such opinions being rendered at the request and direction and with the consent of the Company and Foothill Group;

                                  (v)  a copy of the Articles of Incorporation
                 of the Company and all amendments thereto, certified as of a recent date by the Secretary of State of the State of California, and a copy of the Certificate of Incorporation of Foothill Group and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, each certified by the Secretary of the Company or Foothill Group to the effect that such organizational documents have not been amended since such date;

                                  (vi)  a copy of the by-laws of the Company
                 and Foothill Group, in effect as of the Effective Date, certified by the Secretary of the Company or Foothill Group.

                                  (vii) certified copies of the resolutions or other determinations of the Board of Directors of the Company and Foothill Group, approving each of the Loan Documents and each of the other instruments and documents to be executed and delivered to the Agent or the Banks pursuant to this Agreement or any other Loan Document, certified by the Secretary of the Company or Foothill Group, and certified copies of all documents evidencing other necessary organizational action and governmental approvals, if any, with respect thereto;

                                  (viii)  certificates of the Authorized
                 Representatives certifying on behalf of the Company and Foothill Group the names and true signatures of the officers of the Company who are authorized to sign each document to which it is a signatory and which is to be delivered hereunder or pursuant to any other Loan Document;

                                  (ix)  a Loan Request and, if applicable,
                 Swing Loan Request, shall have been given by the Company on or before the applicable time set forth in Section 2.3(a) hereof;

                                  (x) an original Foothill Group Subordination Agreement;

                                  (xi)  a certificate of an Authorized
                 Representative to the effect that (A) the financial statements referred to in Section 6.1 hereof present fairly the financial condition of the Company and Foothill Group as of the respective dates of such financial statements, (B) no material adverse change in the condition (financial or otherwise) of the Company or any Subsidiary thereof has occurred since the respective dates of such financial statements, and (C) the representations and warranties of the Company or any Subsidiary thereof contained herein or in any other document or instrument submitted to the Agent or any Bank are true and correct in all material respects as of the date of such certificate (except to the extent any representation or warranty expressly related to an earlier date); and

                                  (xii)  copies of all other documents,
                 instruments and agreements requested by the Agent in connection with the transactions contemplated by this Agreement.

                          (b)  Each of the Company, any Subsidiary thereof and
Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as now conducted and as currently proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with the Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made. In addition, the Company, any Subsidiary thereof, and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of its counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of this Agreement, the other Loan Documents and any related documents.

                 SECTION 5.2 Conditions to All Loans. The obligations of the Banks to make any Loans (including the Initial Loans) are further subject to the satisfaction of the following conditions precedent:

                          (a)  a Loan Request or, if applicable, Swing Loan
Request shall have been given by the Company on or before the applicable time set forth in Section 2.3 hereof;

                          (b)  each of the representations and warranties made
by the Company or any Subsidiary thereof in or pursuant to any Loan Document or which is contained in any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document shall be true and correct in all material respects when made and on and as of the borrowing date for such Loans (except to the extent any such representation or warranty, including those contained in Section 4.22 hereof, expressly relates to an earlier date), and each of the covenants and agreements contained in any Loan Document shall have been performed on or prior to such date);

                          (c)  no Default or Event of Default shall have
occurred and be continuing on such date or after giving effect to the Loans to be made on such date; and

                          (d)  neither the making nor use of the Loans shall
cause any Bank to violate or conflict with any applicable law, rule, regulation or administrative guideline.

Each borrowing hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing that the conditions set forth in this
Section 5.2 have been satisfied.

                 SECTION 5.3 Conditions to Extension of Termination Date. Any extensions of the Termination Date agreed to by the Banks pursuant to Section 2.1(d) hereof shall be subject to the satisfaction of the following conditions precedent:

                          (a)  The Agent shall have received on behalf of the
Banks that have agreed to extend the Termination Date, on or before the expiration of the Initial or then current Renewal Term, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)  a certificate of the Secretary or
                 Assistant Secretary of the Company, dated as of June 30 of such year, as to true copies of all corporate action taken by the Company relative to the extension of the Termination Date; and

                                  (ii)  opinions, dated as of the last day of
                 the Initial or then current Renewal Term, as the case may be, of counsel to the Company and Foothill Group, substantially in form of Exhibit E hereto (as modified to the satisfaction of the Agent to take into account such extension of the Termination Date), for each extending Bank and the Agent.

                          (b)  As of the last day of the Initial Term or
Renewal Term, as applicable, each of the Company, any Subsidiary thereof and Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as then conducted and then proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with the extension of the Termination Date shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required in connection with the extension of the Termination Date by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made, as the case may be. In addition, as of the last day of the Initial Term or Renewal Term, as applicable, the Company, any Subsidiary thereof, and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of its counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of documents related to the extension of the Termination Date.

                 SECTION 5.4 Conditions to New Bank or Increase in Commitment. The addition of any New Bank pursuant to Section 2.1(f) hereof or the increase in the Commitment of a Bank pursuant to Section 2.1(e) hereof shall be subject to the satisfaction of the following conditions precedent:

                          (a)  The Agent shall have received on behalf of the
New Banks, and the Banks that have increased their Commitments and, if the Aggregate Commitment has been increased, all Banks, on or before the New Bank Effective Date or the effective date of the increase, as the case may be, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)  an original Revolving Credit Note for
                 each New Bank and for each Bank that has increased its Commitment, all executed by an Authorized Representative on behalf of the Company; and

                                  (ii)  a certificate of the Secretary or
                 Assistant Secretary of the Company, dated as of the New Bank Effective Date or the effective date of such increase, as to true copies of all corporate action taken by the Company relative to each New Bank or increased Commitment, including the signatures and incumbency of each officer executing any new Notes.

                          (b)  As of each New Bank Effective Date or the
effective date of any increase in a Bank's Commitment, as applicable, each of the Company, any Subsidiary thereof and Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as then conducted and as then proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with any New Bank, any increase in a Bank's Commitment and any increase in the Aggregate Commitment shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required in connection with any New Bank, any increase in a Bank's Commitment and any increase in the Aggregate Commitment by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made, as the case may be. In addition, as of each New Bank Effective Date or the effective date of any increase in a Bank's Commitment, as applicable, the Company, any Subsidiary thereof and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of their counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of documents related to the New Banks or increased Commitments.

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

                 The Company covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Company to the Agent or the Banks under this Agreement and all other Loan Documents, are paid in full and the Aggregate Commitment is terminated, unless specifically waived in writing by the Agent on behalf of the Required Banks:

                 SECTION 6.1  Reporting and Information Requirements.

                          (a)  Annual Audit Reports.  As soon as practicable,
and in any event within 90 days after the close of each fiscal year of the Company, the Company shall furnish to the Agent and the
Banks:

                                  (i)  consolidated and consolidating
                 statements of income, retained earnings and cash flow of Foothill Group and its Consolidated Subsidiaries for such fiscal year and consolidated and consolidating balance sheets of Foothill Group and its Consolidated Subsidiaries as of the close of such fiscal year, and notes to each, and

                                  (ii)  consolidated and consolidating
                 statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such fiscal year and a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures of the preceding fiscal year, and all accompanied by a report thereon of Ernst & Young, or other independent public accountants of recognized national standing selected by the Company, containing an opinion unqualified as to scope limitations imposed by the Company, unqualified as to the Company being a going concern and otherwise without qualification except as therein noted, to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the end of the fiscal year being reported on and that the consolidated results of the operations and cash flows for said year are in conformity with generally accepted accounting principles and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances;

                          (b)  Quarterly Reports.  As soon as practicable, and
in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Company, the Company shall furnish to the Agent and the Banks:

                                  (i) unaudited consolidated and consolidating statements of income, retained earnings and cash flows for Foothill Group and its Consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and unaudited consolidated and consolidating balance sheets of Foothill Group and its Consolidated Subsidiaries as of the close of such fiscal quarter, and exhibits to each, and

                                  (ii)  unaudited consolidated and
                 consolidating statements of income, retained and cash flow for the Company and its Consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and an unaudited consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the close of such fiscal quarter, and exhibits to each.

all in reasonable detail, setting forth in comparative form the corresponding figures for the same period or as of the same date during the preceding fiscal quarter (except for the balance sheets, which shall set forth in comparative form the corresponding balance sheets as of the prior fiscal year end), and (except in the case of such consolidating statements) certified by an Authorized Representative of the Company as presenting fairly the financial position of the Company and its Consolidated Subsidiaries as of the end of such fiscal quarter, and the results of their operations and the changes in their financial position for such fiscal quarter, in conformity with GAAP, subject to year-end audit adjustments.

                          (c)  Compliance Certificates.  Within 90 days after
the end of each fiscal year of the Company and within 45 days after the end of each of the first three quarters of each fiscal year, the Company shall deliver to the Agent and the Banks a certificate dated as of the end of such fiscal year or quarter, signed on behalf of the Company by its Authorized Representative (i) stating that as of the date thereof no Default or Event of Default has occurred and is continuing or exists, or if a Default or Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by the Company, (ii) stating in reasonable detail the information and calculations necessary to establish compliance with the provisions of Article VII and Sections 8.2(a)(vii), 8.2(a)(viii), 8.3 and
8.8 hereof and (iii) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate.

                          (d)  Accountant's Certificate.  Each set of
consolidated statements and balance sheet of the Company delivered pursuant to
Section 6.1(a) hereof shall be accompanied by a certificate or report dated as of the date of such statements and balance sheet by the accountants who certified such statements and balance sheet stating in substance that they have reviewed this Agreement and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of any Default or Event of Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof.

                          (e)  Other Reports and Information.  Promptly upon
the issuance or filing thereof, the Company shall deliver to the Agent and the Banks a copy of all reports that the Company, any Subsidiary thereof or the Foothill Group shall file with the

Securities and Exchange Commission (or any successor thereto), any other Governmental Authority with responsibility for regulating the business of the Company, any Subsidiary thereof, or Foothill Group or any securities exchange, and all reports, notices or statements sent to all holders of Capital Interests in or Indebtedness of the Company, any Subsidiary thereof or Foothill Group. The Company shall provide the Agent and the Banks with copies of any certificates or notices furnished to any party in respect of any optional redemption of, or default under, any Senior Indebtedness (other than arising under the Revolver Agreement) or Subordinated Debt, which notice or certificate shall be delivered concurrently with the Company's delivery of such certificate or notice to such other party.

                          (f)  Net Receivable Information.  As soon as
practicable and in any event within 45 days after the close of each of the first three fiscal quarters of the Company and within 90 days after the close of the fiscal year of the Company, the Company shall furnish to the Agent and the Banks a report (i) describing items included in the Net Amount of Finance Receivables and reports on Non-Performing Assets, in any case in excess of $1,000,000, (ii) describing the type and estimated market value of items included in Purchased Receivables in excess of $2,000,000, (iii) describing the type and estimated market value of items included in Purchased Receivables which are not secured or are not fully secured, (iv) listing each new Finance Receivable having a Net Amount in excess of $2,000,000 closed during such fiscal quarter, including a designation as to the type of Finance Receivable and a description of the collateral, (v) identifying the ten largest obligers by Net Amount of Finance Receivables, including a designation as to the type of Finance Receivable and a description of the collateral and (vi) listing all outstanding letters of credit and guarantees in excess of $1,000,000 as of the end of such fiscal quarter or fiscal year.

                          (g)  Further Information.  The Company will promptly
furnish to the Agent and the Banks such other information and in such form as any Bank or the Agent may reasonably request.

                 SECTION 6.2 Taxes and Claims. The Company and its Subsidiaries shall pay and discharge (a) all taxes, assessments and governmental charges upon or against them or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such charges are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of the Company or such Subsidiary, as the case may be, and (b) all lawful claims, whether for labor, materials, supplies, services or anything else that might or could, if unpaid, become a Lien or charge upon the properties or assets of the Company or any Subsidiary thereof, which Lien would not be permitted under this Agreement, unless and to the extent such claims are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with

GAAP have been provided therefor on the books of the Company or such Subsidiary.

                 SECTION 6.3 Insurance. The Company and its Subsidiaries shall (a) keep all of their respective properties adequately insured at all times with responsible insurance carriers against loss or damage by fire ad other hazards, and (b) maintain adequate insurance at all times with responsible carriers against liability on account of damage to persons and property and under all applicable worker's compensation laws. For the purposes of this Section 6.3, insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

                 SECTION 6.4 Books and Records. The Company and its Subsidiaries shall maintain at all times true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and in compliance with the regulations of any Governmental Authority having jurisdiction over it.

                 SECTION 6.5 Properties in Good Condition. The Company and its Subsidiaries shall keep their respective properties in good repair, working order and condition (subject to such wear and tear as may occur in the ordinary course of business) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

                 SECTION 6.6 Inspection. The Company shall allow any representative of the Agent or any Bank to visit and inspect its properties and the properties of any Subsidiary of the Company, to examine and audit the books of account and other records and files of the Company and its Subsidiaries to make copies thereof and to discuss the affairs, business, finances and accounts of the Company and its Subsidiaries with their respective officers and employees, all at such reasonable times and as often as the Agent, the Issuing Bank or such Bank may request. Audits and inspections by or at the request of any Bank shall be at the expense of such Bank, and audits and inspections by or on behalf of the Agent shall be at the expense of all the Banks, except that, if an Event of Default shall have occurred and be continuing, all such audits and inspections by the Agent shall be at the expense of the Company. Any Bank may request an audit and inspection by the Agent if an Event of Default shall have occurred and be continuing.

                 SECTION 6.7  Pay Indebtedness and Perform Other Covenants.
The Company shall make full and timely payments of the principal of and interest on the Notes and all other amounts owed by the Company to the Agent or the Banks, whether now existing or hereafter arising, under the Agreement or otherwise, and the Company and its Subsidiaries shall comply duly with all the terms and covenants contained in each of the instruments and documents furnished in connection with or pursuant to the Loan Documents or otherwise, all at the times and places and in the manner set forth therein.

                 SECTION 6.8 Compliance With Laws. The Company and its Subsidiaries shall comply with all applicable laws and regulations, including but not limited to, federal, state and local laws and regulations relating to commercial lending, disclosure, collection and licensing, where the failure so to comply would have, in the opinion of management in consultation with counsel, a Material Adverse Effect.

                 SECTION 6.9 Notice of Certain Events. Promptly, but in no event later than ten Business Days after obtaining knowledge thereof, the Company shall give written notice to the Agent and the Banks of:

                          (a)  any litigation, including arbitrations, and any
investigations or proceedings before any Governmental Authority brought against the Company or any Subsidiary thereof (whether or not the claim is considered to be covered by insurance) that might, if determined adversely, have a Material Adverse Effect, or where the amount involved, when added together with all other amounts involved in any other litigation, investigation, arbitration or proceeding affecting the Company or any Subsidiary thereof, might have a Material Adverse Effect;

                          (b)  any written notice of a violation received by
the Company or any Subsidiary thereof from any Governmental Authority that, if such violation were established, might have a Material Adverse Effect;

                          (c)  any written notice of any change in its
commercial paper rating received by the Company from any Rating Agency; and

                          (d)     any Default or Event of Default, specifying
the nature and extent thereof and specifying the course of action to be taken by the Company to cure such Default or Event of Default.

                 SECTION 6.10  Environmental Laws, Etc.

                          (a) Except to the extent that the following does not
have and would not have, in the reasonable opinion of management, a Material Adverse Effect, the Company and each Subsidiary thereof shall: (i) keep all Property owned or operated by them or in their possession or over which they exercise control free of Hazardous Materials, (ii) comply with all requirements of all applicable federal, state and local environmental, health, safety and sanitation laws, ordinances, regulatory and administrative authorities with respect thereof, (iii) not use any Property to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, (iv) not knowingly make or acquire any Finance Receivable secured by

Property that has been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process, or deal in any manner with Hazardous Materials except upon conducting an environmental liability review that is satisfactory in the reasonable opinion of management, (v) not knowingly foreclose on or repossess any Property that has been so used, (vi) not knowingly cause or permit the installation or placement of Hazardous Materials onto any Property or onto any adjacent property or suffer the presence of Hazardous Materials on any Property. The Company and its Subsidiaries shall undertake promptly and pursue diligently to complete appropriate remedial clean up action in the event of any release of Hazardous Materials on, upon or into any property owned or operated by any of them or any Property adjacent thereto.

                          (b)  The Company agrees to provide the Agent with
copies of any notifications of releases of Hazardous Materials that the Company or any Subsidiary thereof either gives to or receives from any Governmental Authority or any other Person with respect to any Property owned or operated by any thereof or securing any Finance Receivable or Purchased Receivables, except where such release could not have a Material Adverse Effect. Such copies shall be sent to the Agent concurrently with the mailing or delivery of such copies of the Governmental Authority.

                 SECTION 6.11 Further Assurances. Upon the request of either the Agent or the Required Banks, the Company shall duly execute and deliver, or cause to be duly executed and delivered, to the Agent (without cost to the Agent or the Banks) such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of either the Agent or such Banks to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

                 SECTION 6.12 ERISA. The Company and each ERISA Affiliate shall comply with, and shall operate and maintain each Plan in compliance with, ERISA and all applicable provisions of the Code.

                 SECTION 6.13 Maintain Existence. The Company and each Subsidiary thereof shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect:

                          (a)  their current form of organization;

                          (b)  their good standing in their jurisdiction of
organization;

                          (c)  their qualification and good standing in each
jurisdiction in which the ownership of their properties or the nature of their business or both makes such qualification necessary or desirable; and

                          (d)  all their other rights, licenses, permits and
franchises,
the change, termination or loss of which might (other than as specified in clause (a) above) have a Material Adverse Effect; and shall conduct and operate their respective businesses in substantially the manner in which they currently are conducted and operated, without material alteration or change in the nature of such business; provided, however, that the merger of FCC Holdings into the Company shall not be deemed in and of itself to have a Material Adverse Effect.

                                  ARTICLE VII
                              FINANCIAL COVENANTS

                 The Company covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Company to the Agent or the Banks under this Agreement and all other Loan Documents, are paid in full and the Aggregate Commitment is terminated, the Company shall not, without the prior written consent of the Agent on behalf of the Required Banks, suffer or permit:

                 SECTION 7.1 Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth shall not be less than $75,000,000 at any time.

                 SECTION 7.2  Indebtedness.

                          (a)     Outstanding Senior Indebtedness (other than
Guaranties) shall not exceed an amount equal to 340% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Subordinated Debt.

                          (b)  Outstanding Subordinated Debt shall not exceed
an amount equal to 125% of Adjusted Consolidated Net Worth.

                          (c)  Outstanding Senior Subordinated Debt shall not
exceed an amount equal to 60% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Junior Subordinated Debt.

                 Notwithstanding the foregoing, the Company agrees that the Banks shall have the benefit of the covenants contained in Section 9.6A of the Loan Agreement dated as of November 10, 1980 between the Company and each of the lenders named therein; provided that the Banks shall only be entitled to the benefits of said Section 9.6A so long as said section has not been amended to be less restrictive than Section 7.2 hereof or any notes issued under the Loan Agreement dated as of November 10, 1980 shall remain outstanding; provided, however, the Company shall at all times be and remain subject to the provisions of Section 7.2 hereof.

                 SECTION 7.3 Unused Committed Bank Credit Facilities. The sum of (i) the aggregate outstanding face amount of commercial paper issued by the Company and (ii) the aggregate outstanding principal amount of loans permitted by Section

8.2(a)(ii)(B)(II) hereof shall not exceed the aggregate unborrowed amount available to the Company at such time under committed credit facilities.

                 SECTION 7.4 Purchased Receivables. The Net Amount of Purchased Receivables shall not exceed $75,000,000.

                 SECTION 7.5 Industry Concentration. The aggregate Net Amount of all Finance Receivables owed by all borrowers in any single industry, as defined by two-digit SIC codes, shall not exceed an amount equal to 10% of Consolidated Assets at the end of any two consecutive fiscal quarters of the Company. Notwithstanding the foregoing, Wholesale Trade Durable Goods (SIC Code 50) and Wholesale Trade Non-Durable Goods (SIC Code 51) shall be excluded from the above limitation.

                 SECTION 7.6 Settlement Securities. The aggregate book value (as measured by original cost) of all Settlement Securities granted to and held by the Company or any of its Subsidiaries shall not exceed 7.5% of Consolidated Assets.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

                 The Company covenants and agrees that until the Notes, together with interest and all other Obligations of the Company to the Agent or the Banks under this Agreement and the other Loan Documents, are paid in full and the Aggregate Commitment is terminated, the Company shall not, without the prior written consent of the Agent on behalf of the Required Banks, do or suffer to occur or exist or agree to be liable to do, any of the following:

                 SECTION 8.1 Liens. The Company shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except:

                          (a)  Liens on Property existing on the Effective Date
which secure Indebtedness in an aggregate amount of less than $100,000;

                          (b)  Liens constituting renewals, extensions or
replacements of Liens permitted by clause (a) above, provided that the principal amount of the Indebtedness secured by any such new Lien does not exceed the principal amount of the Indebtedness being renewed, extended or refunded at the time of renewal, extension or refunding thereof and that such new Lien attaches only to the same property subject to such earlier Lien;

                          (c)  Liens securing taxes, assessments or
governmental charge or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or that are being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or the applicable Subsidiary thereof;

                          (d)  other Liens (including pledges or deposits in
accordance with worker's compensation laws), incidental to the conduct of its business or the ownership of its property and assets, that are not incurred in connection with the borrowing of money or the obtaining of advances or credit, and that in the aggregate do not detract materially from the value of its property or assets, or materially impair the use thereof in the operation of its business;

                          (e)  attachment, judgment and other similar Liens
arising in connection with court proceedings,provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of the Company or the applicable Subsidiary thereof;

                          (f)  purchase money Liens on tangible personal
property securing all or part of the purchase price thereof payable by the Company or a Subsidiary thereof (including, without limitation, tangible personal property acquired to be leased to customers of the Company or any Subsidiary thereof in the ordinary course of business) and Liens (whether or not assumed) existing in property at the time of purchase thereof by the Company or any Subsidiary thereof, as the case may be; provided that each such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof;

                          (g)  zoning restrictions, easements, minor
restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not secure the payment of money or the performance of an obligation and that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, the Company or any Subsidiary thereof;

                          (h)  Liens on assets of the Company acquired by the
Company as a result of foreclosures or deeds in lieu relating to collateral securing extensions of credit by the Company made in the ordinary course of business; provided, that in each such case such Lien is limited to such acquired asset; and

                          (i)  Liens (exclusive of those described in
subparagraphs (a) through (h) above) that secure or represent the incurring of Indebtedness the repayment of which in the aggregate for the Company and its Subsidiaries does not exceed $100,000 per fiscal year of the Company.

In no event shall this Section 8.1 be construed to permit any Lien imposed by, or required to be granted pursuant to, ERISA or any environmental law or any Lien on Capital Interests of any direct or indirect Subsidiary of the Company.

                 SECTION 8.2  Indebtedness.

                          (a)     The Company shall not, and shall not permit
any Subsidiary thereof to, create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except:

                             (i)  Indebtedness to the Agent and the Banks
                 arising hereunder or under any of the other Loan Documents and, prior to the Effective Date, Indebtedness under the Existing Loan Agreement;

                             (ii)  the following other Senior Indebtedness:

                                   (A)  Permitted Senior Debt, and

                                   (B)  subject to compliance with the
                       requirements of Section 7.3 hereof,

                                        (I)  Indebtedness evidenced by
                                  commercial paper issued by the Company,

                                        (II)  Indebtedness in respect of loans
                                  under uncommitted credit facilities extended by any financial institution provided that, the covenants, defaults and other requirements applicable to such Indebtedness are no more restrictive upon the Company and its Subsidiaries than those contained in the Loan Documents;

                             (iii)  Permitted Subordinated Debt;

                             (iv)  Indebtedness secured by a Lien
                 described in subsections (f) or (h) of Section 8.1 hereof; provided that any such Indebtedness that is secured by a Lien described in such subsection (h) is not assumed by the Company or any Subsidiary thereof;

                             (v)  unsecured accounts payable and other
                 current liabilities incurred in the ordinary course of business other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments;

                             (vi)  obligations to return cash collateral
                 or security deposits taken as collateral for loans and leases extended by the Company in the ordinary course of its business;

                             (vii)  the following other Indebtedness:

                                    (A)  contingent liabilities arising
                          from the endorsement of negotiable or other instruments for deposit or collection or similar transactions in the ordinary course of business;

                                        (B)  Indebtedness in respect of letters
                          of credit and guarantees, whether (I) issued directly by the Company or by a financial institution for the account of the Company or of third party customers of the Company, in either case fully supported by collateral pledged to the Company by third parties under existing credit facilities, issued in the ordinary course of the Company's business under usual and customary terms for the account of persons who are not Affiliates or Subsidiaries of the Company or Foothill Group or (II) issued by a financial institution for the account of the Company to secure or support interest rate swaps, caps, collars or other interest rate risk management contracts entered into by the Company, provided, the aggregate contingent liability of the Company under such letters of credit and guarantees does not at any time exceed an amount equal to 60% of Consolidated Net Worth at such time;

                                        (C)  indemnities by the Company or any
                          Subsidiary thereof of the liabilities of its directors or officers pursuant to provisions contained in its articles of incorporation or by-laws or as otherwise permitted by applicable law; and

                                  (viii)  advances to, and other Indebtedness
                 of, any Subsidiary of the Company owed to or held by the Company, provided that the aggregate of all such advances and other Indebtedness at any time outstanding does not exceed an amount equal to 6% of Consolidated Net Worth at such time.

                          (b)  The Company shall not, and shall not permit any
Subsidiary thereof to, enter into any arrangements, directly or indirectly, with any Person, whereby the Company or any Subsidiary thereof shall sell or transfer any property, whether now owned or hereafter acquired, used or useful in its business in connection with the rental or lease of the property so sold or transferred or of other property that the Company or any Subsidiary thereof intends to use for substantially the same purpose or purposes as the property so sold or transferred.

                 SECTION 8.3  Restricted Payments.

                          (a) the Company, on a consolidated basis with its
subsidiaries, shall not make, or commit to make, any Restricted Payment if after giving effect to the proposed Restricted Payment, at the date of declaration in the case of a dividend or at the date of distribution in the case of any other proposed Restricted Payment (each such date, as the case may be, being herein called the "Computation Date"),

                                  (i)  the sum of

                                        (A)  the aggregate amount of all
                          dividends (other than dividends payable solely in Capital Interests of the Company) declared during the period commencing January 1, 1994 and ending on the Computation date (herein called the "Computation Period"), plus

                                        (B)  the aggregate amount of all other
                          Restricted Payments made during the Computation Period (and any commitments for other Restricted Payments during the Computation Period and outstanding on the Computation Date)

                 exceeds $15,326,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;

                                  (ii) the sum of all such Restricted Payments for the current fiscal year exceeds Consolidated Net Income for the immediately preceding fiscal year; and

                                  (iii) at the time of such Restricted Payment and immediately after giving effect thereto, a Default or Event of Default shall have occurred and be continuing.

                          (b)  Notwithstanding the foregoing restrictions of
this Section 8.3, the Company may make an optional payment in respect of any outstanding Subordinated Debt in exchange for, or out of the net proceeds of the substantially concurrent sale of, its Capital Interests or other Subordinated Debt, and no such optional payment shall be included in any computation for the above subsection (a).

                 SECTION 8.4 Investments. The Company shall not make or obligate itself to make, and shall not permit any Subsidiary to make or obligate itself to make any Restricted Investment, except:

                          (a)  trade credit extended, and loans and advances
extended to subcontractors or suppliers, under usual and customary terms in the ordinary course of business;

                          (b)  advances to employees to meet expenses incurred
by such employees in the ordinary course of business;

                          (c)  subject to Section 8.10 hereof, credit extended
under usual and customary terms in the ordinary course of the Company's business to Persons who are not Affiliates or Subsidiaries of the Company or Foothill Group;

                          (d)  subject to Section 7.6 hereof, Settlement
Securities;

                          (e)  Capital Interests in Persons that, as of the
Effective Date, are Subsidiaries;

                          (f)  advances by the Company to, and other
Indebtedness held by the Company of, any Subsidiary thereof; provided, that such advances and other Indebtedness are permitted pursuant to Section 8.2(a)(viii) hereof; and

                          (g)  subject to Section 7.4, Public Debt Securities
and Non-Public Debt Instruments.

                 SECTION 8.5  Merger, Consolidation, Sale and Transfer of
Assets.

                          (a)  The Company shall not, and shall not permit any
Subsidiary thereof to, enter into any transaction of merger, consolidation, partnership, or joint venture with, or transfer, sell, assign, lease, or otherwise dispose of their respective properties or assets to any Person or purchase all or a substantial portion of the properties or assets of any other Person from such Person, other than in the ordinary course of business, except that:

                                  (i)  The Company may make cash acquisitions
                 of secured commercial finance or leasing portfolios in an amount, in any fiscal year, up to 10% of Consolidated Assets as of the end of the previous fiscal year;

                                  (ii)  The Company may sell or dispose of
                 assets, other than in the ordinary course of business, in an amount, in any fiscal year, up to 2.5% of Consolidated Assets as of the end of the previous fiscal year; and

                                  (iii)  Any Subsidiary of the Company may
                 consolidate or merge into the Company, provided that the Company is the survivor of any such consolidation or merger.

                          (b)  The Company shall not, and shall not permit any
Subsidiary thereof to, sell to any Person (other than the Company or a Subsidiary thereof) any Capital Interests in any Subsidiary of the Company owned by the Company or any other Subsidiary thereof.

                 SECTION 8.6 Permitted Business. The Company shall not engage in any business which is substantially different from the business of secured commercial financing and leasing. FCC Holdings shall only engage in its business of owning, operating and liquidating Repossessed Assets.

                 SECTION 8.7 Amendments of Agreements. The Company shall not amend, modify or change, in any material respect, any of the terms of its Subordinated Debt if after giving effect to such modification, such Subordinated Debt would fail to qualify as Permitted Subordinated Debt if newly issued upon such modified terms (other than because of its then remaining maturity and weighted average life to maturity). The Company shall not amend, modify, or change any of the terms of the subordination provisions applicable to any Subordinated Debt. The Company will not amend, modify or change in any material respect any of the terms of its Senior Indebtedness if, after giving effect to such modification, such Senior Indebtedness would fail to qualify as Permitted Senior Debt if newly issued upon such modified terms.

                 SECTION 8.8  Transactions with Affiliates.

                          (a) Neither the Company nor any Subsidiary thereof
shall enter into, or cause, suffer, or permit to exist, any transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate, on terms that are less favorable to it than those that would be obtainable at the time from any Person that is not such an Affiliate.

                          (b)  neither the Company nor any Subsidiary thereof
shall make any payments to or on behalf of, or transfer funds to, Foothill Group or any Subsidiary thereof, except that if no Default or Event of Default has occurred and is continuing or exists or would occur or exist as a result thereof:

                                  (i) the Company and its Subsidiaries may pay allocated administrative overhead expenses in an aggregate amount not to exceed 2% of Total Revenues per fiscal year of the Company, to the extent charged to the Company and its Subsidiaries by Foothill Group;

                                  (ii)  the Company and its Subsidiaries may
                 pay taxes chargeable, on the basis of GAAP, to the Company and such Subsidiaries in accordance with the tax sharing arrangements described on Schedule III;

                                  (iii)  subject to the provisions of the
                 Foothill Group Subordination Agreement, the Company may make regularly scheduled payments on account of the Foothill Group Subordinated Debt; and

                                  (iv)  the Company may pay dividends on its
                 Capital Interests held by Foothill Group and other Restricted Payments to the extent such payments otherwise are permitted under the provisions of Section 8.3 hereof.

                          (c)  The Company and its Subsidiaries may carry out
such transactions with its Affiliates as are described on Schedule IV hereto.

                 SECTION 8.9 Inconsistent Agreements. The Company shall not, and shall not permit any Subsidiary thereof to, enter into any agreement that contains any provisions that would be violated or breached by any borrowings hereunder or by the performance by the Company or any Subsidiaries of their respective obligations under any of the Loan Documents or by the granting of any security for the pro rata benefit of the holders of the obligations of the Company hereunder and other Senior Indebtedness on a pari passu basis. The Company shall not, and shall not permit any Subsidiary thereof to, enter into, become or remain subject to any agreement or instrument to which the Company or such Subsidiary is a party or by which either of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Loan Documents.

                 SECTION 8.10 Borrower Concentration. The Company will not enter into any lending arrangement with any borrower if, immediately after the consummation of such lending arrangement and after giving effect thereto: (a) there shall be more than ten borrowers for which the aggregate principal amount of all loans, letters of credit, guarantees and other obligations by the Company to each such borrower exceeds 10% of Consolidated Capital Funds or (b) the aggregate principal amount of all loans, letters of credit, guarantees and other obligations by the Company to such borrower would exceed 15% of Consolidated Capital Funds.

                 SECTION 8.11 Subsidiaries. The Company shall not, and shall not permit any Subsidiary thereof to, undertake or cause the incorporation or organization of any Subsidiaries.

                 SECTION 8.12 Consolidated Tax Return. The Company shall not, and shall not suffer any Subsidiary thereof to, file or consent to the filing of any consolidated income tax return with any Person other than Foothill Group and its Subsidiaries or to pay income tax liabilities otherwise than in accordance with the tax sharing arrangements described on Schedule III.

                 SECTION 8.13 Compliance with ERISA. The Company shall not permit or suffer to exist any Prohibited Transaction involving any of the Plans or any trust created thereunder that would subject the Company or any ERISA Affiliate to a material tax or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA Sections 502(i) or 502(l); fail to pay to any Plan any required contribution under the terms of such Plan; permit or suffer to exist any liability under Code Section 4980B or Treasury Regulations (whether proposed or final) relating thereto; or permit or suffer to exist any tax or penalty for failure to comply with the requirements of Title of ERISA, which singly or in the aggregate would result in any material liability, tax or penalty to the Company and/or any ERISA Affiliate.

                                   ARTICLE IX
                             DEFAULTS AND REMEDIES

                 SECTION 9.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                          (a)  if default shall be made by the Company in the
due and punctual payment of the principal of or interest on any of the Loans or any other amounts due and owing to the Agent or the Banks, when and as the same shall become due and payable and, with respect to defaults in payment other than payment of principal, such default shall continue for more than two days;

                          (b)  if default shall be made by the Company, or any
Subsidiary thereof in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in Section 6.2, 6.4, 6.13,
Article VII or Article VIII hereof;

                          (c)  if default shall be made by the Company or any
Subsidiary thereof in the performance or observance of, or shall occur under, any other covenant, agreement or provision of this Agreement (other than Section 6.7 hereof) and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company or such Subsidiary, as the case may be;

                          (d)  if default shall be made by the Company or any
Subsidiary thereof in the performance or observance of, or shall occur under, any covenant, agreement or provision of any other Loan Document or in any other agreement, instrument or document delivered to the Agent or the Banks and such default shall not have been remedied within such grace or cure period, if any, as may be provided therefor;

                          (e)  if the Company or any Subsidiary thereof shall
default (i) in the payment of any principal, interest or premium with respect to any Indebtedness (other than Indebtedness under the Loan Documents) for borrowed money or any obligation that is the substantive equivalent thereof and such default shall continue for more than the period of grace, if any, therein specified, and (ii) the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or requiring the Company to repurchase or repay prior to its scheduled maturity;

                          (f)  if any representation or warranty or any other
statement of fact herein or in the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, or in any writing, certificate, report or statement at any time furnished by the Company or any Subsidiary thereof to the Agent or any of the Banks pursuant to or in connection with this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect when made;

                          (g)  if the Company or any Subsidiary thereof shall
admit in writing its inability to pay its debts or obligations or shall file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; file a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. 101 et seq.); or file a petition or seek relief under or take advantage or any other similar law of the United States of America, any state thereof or any foreign country;

                          (h)  if a court of competent jurisdiction shall enter
an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of the Company or any Subsidiary thereof or of the whole or substantially all of the property of any thereof, or enter an order for relief against the Company or any Subsidiary thereof in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grant relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of the Company or any Subsidiary thereof or of the whole or substantially all of the property of any thereof; or if there is commenced against the Company or any Subsidiary thereof any proceeding for any of the foregoing relief or if a petition is filed against the Company or any Subsidiary thereof under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or if the Company or any Subsidiary thereof by an act indicates its consent to, approval of or acquiescence in any such proceeding or petition;

                          (i)  if any judgment or judgments against the Company
or any Subsidiary thereof or any attachment or execution against any of their respective properties for any amount or amounts, in any case or in the aggregate, in excess of $500,000 shall remain unpaid, unstayed, undismissed or unbonded for a period of more than 60 days;

                          (j)  if (i) any Person shall engage in any Prohibited
Transaction involving any Plan, or (ii) any other event or condition shall occur or exist with respect to a Plan; and in the case of clause (i) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any of its ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or such Subsidiary;

                          (k)  if Capital Interests of the Company are pledged
as security for any obligations of Foothill Group;

                          (l)  if a Change in Control shall occur; or

                          (m)  if any term or provision of the subordination
provisions contained in the documents related to the Subordinated Debt shall cease to be in full force and effect, or the Company, Foothill Group, or any holder of any Subordinated Debt (or any trustee or agent on behalf of, or pledgee of such holders) shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest any term or provision of such subordination provisions;

then, in the case of an Event of Default described in clause (g) or (h) above, the Aggregate Commitment shall automatically terminate and the unpaid balance of the Notes and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall automatically (without any action on the part of the Agent or any Bank and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and, in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing, the Agent, upon the direction of the Required Banks, shall declare (i) the Aggregate Commitment to be terminated, whereupon the obligation of the Banks to make further Loans hereunder shall terminate immediately, and (ii) the Notes to be due and payable, whereupon the then unpaid balance of the Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding.

                 SECTION 9.2 Suits for Enforcement. In case any one or more Events of Default shall occur and be continuing, the Agent and the Banks may proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the other Loan Documents, or in any other instrument delivered in connection with or pursuant to this Agreement or the other Loan Documents or to enforce the payment of the Notes or any other legal or equitable right or remedy.

                 SECTION 9.3 Rights and Remedies Cumulative. No right or remedy herein conferred upon the Banks or the Agent is intended to be exclusive of any other right or remedy contained herein or in the other Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement or the other Loan Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

                 SECTION 9.4 Rights and Remedies Not Waived. No course of dealing between the Company and any of the Banks or the Agent or any failure or delay on the part of any Bank or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of such or any other Bank or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                   ARTICLE X
                                 MISCELLANEOUS

                 SECTION 10.1 Collection Costs. In the event that the Banks or the Agent or any of them shall retain or engage an attorney or attorneys (including "in house" counsel) to collect or enforce or protect its interests with respect to this Agreement, any of the other Loan Documents, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, including, without limitation, each of the documents referred to in
Section 5.1 hereof, or to protect the rights of any holder or holders with respect thereto, the Company shall pay, within 10 days after demand therefor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees and disbursements (actual charges and disbursements in the case of "in house" counsel), and the Banks or the Agent or the holders of such Notes, as the case may be, may take judgment for all such amounts, in addition to the unpaid principal balance of the Notes and accrued interest thereon and any accrued and unpaid fees and expenses due and payable hereunder.

                 SECTION 10.2 Modification and Waiver. No modification, amendment or waiver of any provision of any Loan Document, nor any consent by the Banks or the Agent to any departure therefrom by the Company or any Subsidiary thereof shall be effective unless such modification, amendment, waiver or consent shall be in writing and signed by the Required Banks and then such modification, amendment, waiver or consent shall be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that (a) no provision of Article XI hereof or any provision governing or providing for the rights or duties of the Agent can be amended, modified or waived except with the written consent of the Agent, (b) none of the following may be amended, modified or waived except with the written consent of all the Banks: (i) the definition of "Required Banks," or (ii) any provision governing or providing for: the rate of interest payable on the Loans, the mandatory prepayments of principal thereof or fees or other amounts payable to any of the Banks or the scheduled maturity of the Loans, (c) none of the following may be amended, modified or waived except with the written consent of all the Banks and the Agent: the definitions of "Aggregate Commitment", "Commitment Period", Revolving Credit Loans", or any other provisions of this Agreement that relate to the Loans or the Aggregate Commitment, and (d) none of the following may be amended, modified or waived except with the written consent of the Swing Loan Bank and the Agent: the definitions of "Swing Loan Commitment" and "Swing Loans", Section 2.4(c) or any other provisions of this Agreement that relate to the Swing Loans, the Swing Loan Commitment, the making of Revolving Credit Loans to repay Swing Loans, or the purchase of participations in Swing Loans. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. By the execution hereof, each Bank consents to the termination of the Subordination Agreement, dated as of June 30, 1993, entered into by the Company and Foothill Group.

                 SECTION 10.3 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND DUTIES OF THE PARTIES THEREUNDER AND WITH RESPECT TO INTEREST, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                 SECTION 10.4 Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (a) three days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, (b) on the day of delivery if personally delivered, addresses, as the case may be, to the Banks, the Agent at their respective Notice of Addresses set forth on Exhibit A hereto, and the Company at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025 (Attention: David C. Hilton) with a copy of each notice to the Company to

                 Buchalter, Nemer, Fields & Younger
                 601 S. Figueroa Street, Suite 2400
                 Los Angeles, California  90017
                 (Attention:  Robert C. Colton, Esq.)

or to such other person or address as any other shall designate to the others from time to time in writing forwarded in like manner, or (c) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice and by one of the other two methods listed above.

                 SECTION 10.5 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied except that if, because of a change in GAAP, a Person would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with such Person's previous accounting methods or policy unless the Required Banks otherwise direct. Unless otherwise specified herein all financial statements required to be delivered hereunder, shall be prepared and all financial records shall be maintained in accordance with GAAP.

                 SECTION 10.6  Costs and Expenses; Indemnity.

                          (a)  The Company agrees to pay on demand all
reasonable out-of-pocket costs and expenses incurred by (i) the Agent in connection with the preparation, execution, delivery, filing, recording, administration, modification, restatement or amendment of this Agreement, the other Loan Documents and all instruments and documents delivered pursuant to this Agreement or the other Loan Documents (including any Assignments, waivers or consents that may be requested by the Company) including, without limitation, each of the documents referred to in Section 5.1 hereof, (ii) the Banks and the Agent in connection with enforcement (whether in the context of a civil action, adversary proceeding, bankruptcy or otherwise, but excluding any negotiated workout) of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees (including "in-house" counsel), audit charges, appraisal fees, search fees and filing fees, and (iii) the Agent in connection with any negotiated workout of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees, audit charges, appraisal fees, search fees and filing fees. The Company agrees to be responsible for payment of the amounts referred to in this Section 10.6 whether or not any Loans are made hereunder.

                          (b)     The Company further agrees to indemnify and
save harmless the Banks (without reduction or abatement for any participations sold to Participants), and the Agent and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all actions, causes of action, suits, investigations, proceedings, losses, liabilities and damages and expenses (including, without limitation, attorneys' fees) in connection therewith, whether or not such Person is a party to any such proceeding, action, suit, or investigation (herein called the "Indemnified Liabilities") incurred by the Banks, or the Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates as a result of, or arising out of or relating to any of the transactions contemplated hereby or by the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Person seeking indemnity under this Section 10.6(b); provided, however, that, if and to the extent such agreement to indemnify may be unenforceable for any reason the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The agreements in this Section 10.6(b) shall survive the payment of the Notes and related obligations.

                 SECTION 10.7 WAIVER OF JURY TRIAL AND SETOFF. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE VALIDITY,

PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE COMPANY AND ANY OF THE BANKS OR THE AGENT, BETWEEN ANY BANKS, AND BETWEEN THE AGENT AND THE BANKS; AND THE COMPANY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM AGAINST THE BANKS AND THE AGENT, OR ANY OF THEM, IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE PRECLUDED FROM ASSERTING ANY SUCH CROSS-CLAIM OR COUNTERCLAIM THAT, PURSUANT TO APPLICABLE PROCEDURAL LAWS, COULD NOT BE RAISED IN A SEPARATE PROCEEDING.

                 SECTION 10.8 Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

                 SECTION 10.9  Setoff by Banks.

                          (a) The Company hereby acknowledges a setoff right
(to the extent given by applicable law) in favor of the Agent and the Banks for Indebtedness to the Agent and the Banks upon any and all moneys, securities and other property of the Company and/or its Subsidiaries and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent or any of the Banks from or for any of them, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Company and/or its Subsidiaries with, and any and all claims of the Company and/or its Subsidiaries against, the Agent or the Banks, at any time existing. Upon the occurrence of any Event of Default, the Agent and the Banks are hereby authorized at any time and from time to time, without notice, to setoff, appropriate and apply any or all items herein-above referred to against all Indebtedness to the Agent and the Banks, whether under this Agreement, the Notes, the 364 Day Agreement, the Letter of Credit Agreement or otherwise, and whether now existing or hereafter arising. The Agent and the Banks agree that any setoff shall be applied ratably based upon the Indebtedness outstanding under this Agreement, the 364 Day Agreement and the Letter of Credit Agreement. The Agent and each Bank agrees to notify the Company, no later than five (5) Business Days after any such setoff and application is made by the Agent or such Bank, as the case may be, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                          (b)     Each holder of a Note agrees that if, through
the exercise of a right of setoff, counterclaim or otherwise, it shall obtain payment with respect to any Note that results in its receiving more than its pro rata share of the aggregate payments or reductions of all Revolving Credit Notes (based on such holder's outstanding Loans) or the Swing Loan Note (based on such holder's Percentage), it shall forthwith purchase from such other holders a participation in all of the Notes (or, in the case of the Swing Loan Note, a participation in all of the participations in Swing Loan Note) held by such other holders so that the amount of all unpaid Notes and participations therein held by all holders shall be pro rata (based on such holder's outstanding Loans in the case of Revolving Credit Notes and such holder's Percentage in the case of the Swing Loan Note or participation therein).

                          (c)     Each Bank agrees that if and to the extent
that any amount received by any Bank from the Company or any other obligor is subsequently invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding, including without limitation any bankruptcy proceeding, the other Banks hereto shall purchase from the Bank from which said amount is recovered an additional participation in such amount equal to such Bank's pro rata share of that amount (based on such holder's outstanding Loans in the case of recovered amounts previously credited against Revolving Credit Notes and such holder's Percentage in the case of recovered amounts previously credited against the Swing Loan Note or participations therein). The amount invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding shall be deemed to be an amount immediately due and owing from the Company.

                          (d)     The Company expressly acknowledges the
foregoing arrangements in Sections 10.9(b) and (c) and agrees that any holder of a participation in a Note so acquired may exercise any and all rights of setoff, counterclaim or otherwise with respect to any and all moneys owing by such holder to the Company or its Subsidiaries as fully as if such holder were a holder of a Note in the amount of such participation. If all or any portion of any such excess payment described in Section 10.9(b) is thereafter recovered from the holder which received the same, the purchase provided for in Section 10.9(b) shall be rescinded to the extent of such recovery, without interest.

                 SECTION 10.10 Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE COMPANY AGAINST THE AGENT, ANY BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                 SECTION 10.11 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Agent, and the Banks and their respective successors and assigns, and all subsequent holders of the Notes, except that the obligations of the Banks to make Loans hereunder shall not inure to the benefit of any successors or assigns of the Company.

                 SECTION 10.12 Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

                 SECTION 10.13  Interest.

                          (a)  Usury Limitation.  It is the intention of the
parties hereto to conform strictly to the usury laws now in force in the appropriate controlling jurisdiction. Accordingly, if the transactions contemplated hereby would be usurious, under any controlling law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other instrument or agreement entered into in connection therewith, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the laws of the controlling jurisdiction that are contracted for, chargeable or receivable under this Agreement or under any of the other aforesaid instruments or agreements or otherwise in connection with the Notes ("Interest") shall under no circumstances exceed the maximum amount of interest permitted by law (the "Maximum Amount"), and any Interest in excess of the Maximum Amount shall be canceled automatically and shall not be payable under this Agreement, the Notes or the aforesaid instruments or agreements and, if theretofore paid, shall be either refunded to the Company or credited ratably on the principal of the Notes; and (ii) in the event that the Maturity of the Notes is accelerated either automatically or by reason of an election of the Required Banks resulting from any Event of Default under this Agreement or otherwise, or in the event of any voluntary or mandatory prepayment by the Company permitted or required by this Agreement, the Notes or any of the other aforesaid instruments or agreements, then Interest may never include more than the Maximum Amount, and excess Interest, if any, shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be either refunded to the Company or credited ratably on the principal of the Notes; provided, that, nothing contained in this
Section 10.13 shall be deemed to imply that the laws of any State other than the State of California shall govern this Agreement or the Notes.

                          (b)  Recapture.  If, at any time, Interest would
exceed the Maximum Amount but for the foregoing limitation, Interest shall remain at the Maximum Amount, notwithstanding any subsequent reduction of Interest, until the total amount of Interest equals the amount of Interest that would have accrued if Interest had not been limited to the Maximum Amount, but nothing in this paragraph shall affect or extend the Maturity of any of the Notes.

                 If, at Maturity or final payment of any of the Notes, the total amount of Interest paid is less than the total amount of Interest that would have accrued had Interest not been limited to the Maximum Amount, the Company agrees, to the full extent permitted by law, to pay to the Banks an amount equal to the positive difference, if any, derived by subtracting (i) the amount of Interest that accrued on the Notes pursuant to the provisions of
Section 10.13(a) hereof from (ii) the lesser of (A) the amount of Interest that would have accrued on such Notes if the Maximum Amount had at all times been in effect, and (B) the amount of Interest that would have accrued if Interest on such Notes, not limited to the Maximum Amount, had at all times been in effect.

                 SECTION 10.14 Attorneys' Fees. As used in this Agreement, "attorneys' fees" shall include, without limitation, all reasonable fees of counsel (including, without limitation, "in-house" counsel to the Agent or any Bank) arising from such services (including, without limitation, appeals) and all reasonably incurred expenses, costs, charges and other fees of such counsel, and all such fees shall constitute Indebtedness of the Company to the Agent and the Banks under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in Sections 2.6, 2.9 and 10.6(a) shall survive the payment in full of the Notes and other amounts hereunder and under the Loan Documents.

                 SECTION 10.15 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

                 SECTION 10.16 Confidentiality. The Agent, Bank, Participant and Assignee or other transferee is hereby authorized to deliver copies of any financial statements and any other information relating to the business, operations or financial condition of the Company or any Subsidiary thereof that may be furnished to it hereunder or otherwise (including without limitation any information developed by or on behalf of the Agent or any Bank in connection with audits performed pursuant to Section 6.6 hereof), to any regulatory or administrative body or agency having jurisdiction over such Agent, Bank, Participant or

Assignee or to any Person that shall, or shall have any right or obligation to, succeed to all or any part of the interest of such Agent, Bank, Participant or Assignee in, this Agreement, the other Loan Documents and any security herein or therein provided for or otherwise securing the Notes. Except as provided above, the Agent and the Banks agree that from the date hereof, they will not, without the prior written consent of the Company, submit or disclose to or file with any Person other than a Bank or a Participant or a Person that may become a Bank or a Participant, any confidential or non-public information relating to the Company, except: (a) disclosure required by subpoena or similar process or applicable law or regulations; (b) disclosure to counsel, auditors or other professional advisors to the Agent or Banks provided that such affiliates shall agree to keep such information confidential as set forth herein; (c) disclosure in connection with any litigation or dispute involving the Company, any Subsidiary thereof, Foothill Group and the Agent or any Bank; (d) disclosure of information which was in the possession of the Agent or any Bank or their affiliates prior to the Company furnishing it to the Agent or such Bank; (e) disclosure of information which was received by the Agent or any Bank to the banks party to the 364 Day Agreement or Letter of Credit Agreement provided that such parties shall agree to keep such information confidential as set forth herein; or (f) disclosure of information which was received by the Agent or any Bank, without restriction as to its disclosure or use, from a person who, to the Agent's or Bank's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

                 SECTION 10.17 Loss, Theft, etc. of Loan Notes. Upon receipt by the Company of (a) an affidavit of an authorized officer of any Bank setting forth the fact of loss, theft, or destruction of any Note and of its ownership of the Note at the time of such loss, theft, or destruction or (b) a mutilated Note, such affidavit or mutilated Note shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note without expense to the holder thereof, provided that such Bank agrees in writing to indemnify the Company.

                 SECTION 10.18 Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents.

                 SECTION 10.19 Relief From Bankruptcy Stay. The Company agrees that, in the event that the Company or any Subsidiary thereof shall (a) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the United States Bankruptcy Code, as amended, (b) be the subject of any order for relief issued under the United States Bankruptcy Code,
(c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Agent and the Banks shall thereupon be entitled and the Company irrevocably consents and agrees to cause each such Subsidiary to consent to immediate and unconditional relief from any automatic stay imposed by Section 362 of the United States Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Agent and the Banks as provided for herein, in the Notes and in the other Loan Documents and as otherwise provided by law, and the Company hereby irrevocably waives and agrees to cause each such Subsidiary to waive any right to object to such relief and will not contest, and will cause any such Subsidiary not to contest, any motion by the Agent or the Banks seeking relief from the automatic stay and the Company will cooperate and will cause each such Subsidiary to cooperate with the Agent and the Banks, in any manner requested by the Agent or the Banks, in their efforts to obtain relief from any such stay or other prohibition.

                                   ARTICLE XI
                                     AGENCY

                 The Company and the Banks agree with the Agent as follows:

                 SECTION 11.1  Appointment and Actions.

                          (a)     Each Bank hereby irrevocably designates and
appoints Bank of America National Trust and Savings Association as the Agent of such Bank under the Loan Documents (including any additional documents referred to therein as "Loan Documents"), and each such Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereof. Notwithstanding any provision to the contrary in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, nor any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

                          (b)     The Agent may execute any of its duties by or
through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                          (c)     Neither of the Agent nor any of its officers,
directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by the Agent or any of its officers, directors, employees, agents, attorney-in-fact or Affiliates under or in connection with any of the Loan Documents (except for the Agent's own gross negligence or willful misconduct and the gross negligence or willful misconduct of any of the Agent's officers, directors, employees, agents, attorney-in-fact or Affiliates), or (ii) responsible in any manner to any Bank or Participant for any recitals, statements, representations or warranties made by the Company, any Subsidiary thereof, or Foothill Group contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with any of the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any of the Company, any Subsidiary thereof, or Foothill Group to perform any obligations under any of the Loan Documents. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of any of the Loan Documents, or to inspect the properties, books or records of the Company, any Subsidiary thereof, or Foothill Group.

                          (d)     The Agent shall be entitled to rely, and
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company and Foothill Group), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

                          (e)     The Agent shall be fully justified in failing
or refusing to take any action under any of the Loan Documents unless it first shall receive such advice or concurrence of the Banks as it deems appropriate or as may be required by the specific terms of this Agreement or the other Loan Documents or be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In all cases, the Agent shall be protected fully in acting, or in refraining from acting, under any of the Loan Documents in accordance with a request of the Required Banks (or all of the Banks if specifically required by the terms of this Agreement or the other

Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes and all Participants.

                          (f)     The Agent shall not be deemed to have
knowledge or notice of any change in the Company's commercial paper rating or the occurrence of any Default or Event of Default or any default under any document, agreement or instrument delivered in connection herewith, or of the occurrence of any default under the 364 Day Agreement and/or the Letter of Credit Agreement, unless the Agent shall have actual knowledge thereof or shall have received notice from any Bank or the Company describing such event, act or condition, Default or Event of Default and stating that such notice is a notice required by Section 6.9 hereof. In the event that the Agent has such actual knowledge or receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such event, act or condition or Default or Event of Default as reasonably shall be directed by the Required Banks (or all of the Banks if specifically required by the terms of this Agreement or the other Loan Documents) in writing; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, Default or Event of Default as the Agent shall deem advisable in the best interests of the Banks.

                          (g)     Until such time as the Agent shall have been
notified in writing duly executed on behalf of any Bank by an officer thereof duly authorized to take such action that such Bank has sold all or a portion of the Loans made by, or the Commitment of, such Bank, the Agent may treat such Bank as the owner or holder of such Bank's share of the Loans or Aggregate Commitment, as applicable, in accordance with the amounts thereof advanced by such Bank.

                          (h)     At any time or times, in order to comply with
any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which, in the discretion of the Agent, may include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article XI).

                          (i)     The Company and the Banks acknowledge and
consent to the Agent acting as Agent under the 364 Day Agreement and the Letter of Credit Agreement and waive any conflict or potential conflict that may occur as a result of its acting in such capacity.

                 SECTION 11.2 Independent Credit Decisions. Each Bank expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or

Affiliates have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Company, its Subsidiary and Foothill Group shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or the other Banks, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company, its Subsidiary, Foothill Group and made its own decision to enter into this Agreement. Each Bank also represents that it will continue, independently and without reliance upon either the Agent or the other Banks, and based on such documents and information as it shall deem appropriate at the time, to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Company, any Subsidiary thereof, or Foothill Group that may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                 SECTION 11.3 Indemnification of Agent. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Company), ratably (according to such Bank's Loans or, if no Loans are then outstanding, according to such Bank's Percentage, in either case as of the time of the action, inaction or other event giving rise to the liability to be indemnified), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that at any time (including without limitation at any time following the payment of any of the Notes) may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 11.3 shall survive the payment of the Notes and related obligations.

                 SECTION 11.4 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor

Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof, or an Affiliate of such bank, having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                                  ARTICLE XII
                   PARTICIPATION; SYNDICATIONS AND TRANSFERS

                 SECTION 12.1  Participations.

                          (a)     In addition to participations in Swing Loans
as contemplated by Section 2.4(c) hereof, each Bank may grant participations to other commercial banks of such Bank's choosing in all or any portion of its rights and/or obligations hereunder, under such Bank's Commitment and the Loans. As between the Company or the Agent and such Bank, no Bank shall be relieved of its Commitment or any of its obligations hereunder as a result of the granting of any participation. No Bank shall transfer or grant any participating interest under which the participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in Section 10.2. The Company hereby acknowledges and agrees that each Participant may rely on, and possess rights under, any opinions, certificates, or other instruments delivered under or in connection with this Agreement or the other Loan Documents; provided, however, that the Company shall only be required to deliver information and data required pursuant to this Agreement to the Bank granting a participation (in whole or in part) in its Commitment, the Loans, the Notes and other rights; and provided, further, that no Participant shall be entitled to any payment from the Company in an amount greater than that which the applicable originating Bank would have been entitled to under this Agreement.

                          (b)     Each Bank may furnish to Participants and
Assignees (including, without limitation, prospective Participants and Assignees) any information concerning the Company or its Subsidiaries received by such Bank from time to time pursuant to this Agreement; provided, however, that each Participant and Assignee to whom any such information is delivered shall agree not to use or to disclose to any other Person such information except as provided in Section 10.16.

                 SECTION 12.2  Syndications and Transfers.

                          (a)     Subject to the provisions of this Section
12.2, any Bank may execute an assignment and acceptance substantially in the form of Exhibit G hereto, with appropriate insertions (herein individually called an "Assignment" and collectively called the "Assignments"), whereby such Bank (herein individually called an "Assignor" and collectively called the "Assignors") shall assign, without recourse and without representation or warranty except as specifically set forth in said Assignment, to one or more commercial banks (herein individually called an "Assignee" and collectively called "Assignees") all or any part of the Assignor's rights and benefits, and delegate all or any part of the Assignor's obligations, under this Agreement, its Commitment, the Loans and the Notes. Notwithstanding the foregoing, any Bank may execute an assignment with the Federal Reserve.

                          (b)     Upon execution, delivery and acceptance of
each Assignment and subject to the payment by the Assignor of a $2,500 assignment fee to the Agent, from and after the effective date specified therein, which effective date shall be at least five (5) Business Days after the execution thereof, the Company, the Agent, and the Banks agree that, to the extent of any such Assignment,

                                  (i)  the Assignee shall, in addition to any
                 rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement, the Assignor's Commitment, the applicable Loans, and the applicable Notes as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment; and

                                  (ii)  the Assignor shall, to the extent that
                 rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the Assignor's rights, benefits and obligations under this Agreement, the Assignor shall cease to be a Bank hereunder), except that in all cases the Assignor shall remain entitled to the rights and benefits arising under Sections 2.6, 2.9, 3.4, and 10.6, and shall remain liable with respect to any of its obligations arising under Section 10.13 and Article XI, with respect to any matters arising prior to the effective date of any such Assignment; provided, however, that:

                                        (A)     the Agent and each Bank and the
                          Company shall be entitled to continue to deal solely and directly with the Assignor in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to the Agent and each Bank and the Company by the Assignor and the Assignee, and

                                        (B)     except with the prior consent
                          of the Agent and the Company in their sole discretion, no Bank may effect any Assignment if either (I) such Bank would continue to be a Bank thereafter and would have a Commitment of less than $5,000,000 or (II) the proposed Assignee thereafter would have a Commitment of less than $5,000,000.

                          (c)     Upon its receipt of an Assignment, completed
and executed by the Assignor and an Assignee in substantially the form of Exhibit G hereto, together with the Note or Notes subject to such Assignment, the Agent shall accept such Assignment and forward a photostatic copy thereof to the Company. Within five (5) Business Days after its receipt of a photostatic copy of such Assignment, the Company shall execute and deliver to the Agent, a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and as shown on Exhibit A as amended as provided in (d) below. Such new Note or Notes shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee and shall constitute Note(s) under this Agreement. Such new Note or Notes shall be in replacement and substitution for, and not in payment of, the Notes delivered to the Agent by the Assignor. The Agent shall deliver such new Note or Notes to the payee or payees thereof and shall mark the Note or Notes previously held by the Assignor as "replaced" and shall deliver the same to the Company.

                          (d)     Within five (5) Business Days after each
Assignment has been accepted by the Agent in accordance with the terms hereof, the Company and the Agent shall revise Exhibit A hereto to set forth (i) the Commitment of each Assignee and such Assignee's name and address and (ii) the Commitment, if any, retained by the Assignor, and the appropriate official of each of the Company and the Agent shall initial each such revision.

                 THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY.  SEE
SECTION 10.7 HEREOF.

                 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.



                                        FOOTHILL CAPITAL CORPORATION


                                        By: __________________________

                                        Title:________________________


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, solely as
                                        Agent


                                        By: __________________________

                                        Title:________________________


                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as a Bank


                                        By: __________________________

                                        Title:________________________

                                        By: __________________________

                                        Title:________________________





(Signatures continue)

                           REVOLVING CREDIT AGREEMENT


                                     AMONG


                          FOOTHILL CAPITAL CORPORATION


                                BANK OF AMERICA
                    NATIONAL TRUST AND SAVINGS ASSOCIATION,


                                    AS AGENT


                                      AND


                           THE BANKS SIGNATORY HERETO



                           DATED AS OF JUNE 30, 1994

                               TABLE OF CONTENTS

Section                                                                                                                     Page
- - -------                                                                                                                     ----
                                                           ARTICLE I
                                                          DEFINITIONS

  1.1  Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  1.2  Other Definitional Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                                           ARTICLE II
                                                   AMOUNT AND TERMS OF LOANS

  2.1  Commitments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
  2.2  Loan Notes; Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
  2.3  Procedures Applicable to Borrowings and Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  2.4  Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
  2.5  Interest on Delinquent Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
  2.6  Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
  2.7  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
  2.8  Payments on Non-Business Days  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
  2.9  Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
  2.10 Alternate Rate of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
  2.11 Change in Legality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                          ARTICLE III
                                                       FEES AND PAYMENTS

  3.1  Fees Payable to Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
  3.2  Agency Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
  3.3  Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
  3.4  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

                                                           ARTICLE IV
                                                 REPRESENTATIONS AND WARRANTIES

  4.1  Status and Standing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
  4.2  Organizational Status of Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
  4.3  Location of Offices, Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
  4.4  Organizational Power and Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
  4.5  Enforceable Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
  4.6  Absence of Conflicts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
  4.7  No Burdensome Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
  4.8  No Material Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
  4.9  Good Title to Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
  4.10 Margin Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
  4.11 Investment Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
  4.12 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
  4.13 Taxes and Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
  4.14 Trademarks, Patents, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
  4.15 Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
  4.16 Employee Benefit Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                               TABLE OF CONTENTS

Section                                                                                                                     Page
- - -------                                                                                                                     ----
  4.17 Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
  4.18 Environmental Laws, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
  4.19 No Default or Event of Default; Compliance with Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
  4.20 Solvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
  4.21 Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
  4.22 No Material Adverse Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
  4.23 Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
  4.24 Ownership and Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
  4.25 Partnerships and Other Affiliated Entities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
  4.26 Other Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                                           ARTICLE V
                                                      CONDITIONS PRECEDENT

  5.1  Conditions to Initial Loans and Effectiveness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
  5.2  Conditions to All Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
  5.3  Conditions to Extension of Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
  5.4  Conditions to New Bank or Increase in Commitment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                                                           ARTICLE VI
                                                     AFFIRMATIVE COVENANTS

  6.1  Reporting and Information Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
  6.2  Taxes and Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
  6.3  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
  6.4  Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
  6.5  Properties in Good Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
  6.6  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
  6.7  Pay Indebtedness and Perform Other Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
  6.8  Compliance With Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
  6.9  Notice of Certain Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
  6.10 Environmental Laws, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
  6.11 Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
  6.12 ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
  6.13 Maintain Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                          ARTICLE VII
                                                      FINANCIAL COVENANTS

  7.1  Adjusted Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
  7.2  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
  7.3  Unused Committed Bank Credit Facilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
  7.4  Purchased Receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
  7.5  Industry Concentration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
  7.6  Settlement Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

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                               TABLE OF CONTENTS

Section                                                                                                                     Page
- - -------                                                                                                                     ----
                                                          ARTICLE VIII
                                                       NEGATIVE COVENANTS

  8.1  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
  8.2  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
  8.3  Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
  8.4  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
  8.5  Merger, Consolidation, Sale and Transfer of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
  8.6  Permitted Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
  8.7  Amendments of Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
  8.8  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
  8.9  Inconsistent Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
  8.10 Borrower Concentration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
  8.11 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
  8.12 Consolidated Tax Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
  8.13 Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                           ARTICLE IX
                                                     DEFAULTS AND REMEDIES

  9.1  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
  9.2  Suits for Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
  9.3  Rights and Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
  9.4  Rights and Remedies Not Waived . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

                                                           ARTICLE X
                                                         MISCELLANEOUS

  10.1  Collection Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
  10.2  Modification and Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
  10.3  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
  10.4  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
  10.5  Accounting Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
  10.6  Costs and Expenses; Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
  10.7  WAIVER OF JURY TRIAL AND SETOFF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
  10.8  Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
  10.9  Setoff by Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
  10.10 Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
  10.11 Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
  10.12 Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
  10.13 Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
  10.14 Attorneys' Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
  10.15 Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
  10.16 Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
  10.17 Loss, Theft, etc. of Loan Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
  10.18 Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
  10.19 Relief From Bankruptcy Stay . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

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                               TABLE OF CONTENTS

Section                                                                                                                     Page
- - -------                                                                                                                     ----
                                                           ARTICLE XI
                                                             AGENCY

  11.1  Appointment and Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
  11.2  Independent Credit Decisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
  11.3  Indemnification of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
  11.4  Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82


                                                          ARTICLE XII
                                           PARTICIPATION; SYNDICATIONS AND TRANSFERS

  12.1  Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
  12.2  Syndications and Transfers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83

EXHIBITS

                 A        Commitments and Addresses of the Banks
                 B-1      Form of Notice for Extension of Commitments
                 B-2      Form of Supplement for Increase in Commitments
                 B-3      Form of Supplement for New Bank
                 C-1      Form of Revolving Credit Note
                 C-2      Form of Term Loan Note
                 D-1      Form of Loan Request
                 D-2      Form of Term Loan Conversion Request
                 E        Form of Opinion of Counsel
                 F        Form of Foothill Group Subordination Agreement
                 G        Form of Assignment and Acceptance

SCHEDULES

                 I        Subsidiary Information
                 II       Location of Offices
                 III      Tax Sharing Arrangements
                 IV       Certain Transactions with Affiliates
                 V        Permitted Senior Debt
                 VI       Permitted Subordinated Debt

                           REVOLVING CREDIT AGREEMENT


                 REVOLVING CREDIT AGREEMENT, dated as of June 30, 1994, among FOOTHILL CAPITAL CORPORATION, a California corporation ("Company"), the banks that from time to time are signatories hereto (including Assignees and New Banks (as hereinafter defined), collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BOA"), as a Bank and as Agent (the "Agent") for the Banks.

                                   ARTICLE I
                                  DEFINITIONS

                 SECTION 1.1 Defined Terms. As used in this Agreement, the terms defined in the recitals hereto shall have the respective meanings ascribed thereto in said recitals and the following terms shall have the following respective meanings:

                          "Adjusted Consolidated Net Worth" means, as of any
date of calculation, the amount, if any, by which the Eligible Assets of the Company and its Consolidated Subsidiaries exceeds the Total Liabilities of the Company and its Consolidated Subsidiaries as of such date.

                          "Adjusted LIBO Rate" means, with respect to any
Interest Period applicable to any LIBO Rate Loan, the rate of interest per annum, as determined by the Agent, equal to the quotient (rounded upward to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) obtained by dividing the LIBO Rate by an amount equal to the result obtained by subtracting the Eurodollar Reserve Percentage (expressed as a decimal) from 1.00. The Adjusted LIBO Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in the Eurodollar Reserve Percentage.

                          "Advances" means unsecured borrowings by the Company
from Foothill Group, in an aggregate outstanding principal amount not exceeding $5,000,000 at any one time, that (a) are evidenced by demand promissory notes,
(b) are subordinated pursuant to the Foothill Group Subordination Agreement and
(c) bear interest at no greater rate and involve fees and other amounts in respect thereof that are no higher than would be available at the time from a Person that is not an Affiliate.

                          "Affiliate" means any Person that, directly or
indirectly, controls or is controlled by or is under common control with any other Person and, without limiting the generality of the foregoing, shall include any Person that (a) beneficially owns or holds 5% or more of the Voting Interest of such other Person (determined either by number of shares or number of votes) or (b) is an "associate" (as such term is defined in Rule 405 under the Securities Act of 1933, as in effect on the Effective Date) of such other Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                          "Agent" has the meaning specified at the beginning of
this Agreement.

                          "Aggregate Commitment" means, as of any date,
$100,000,000, as the same may be (a) reduced from time to time or terminated pursuant to Sections 2.1(c), 2.1(d), or 9.1 hereof or (b) increased from time to time pursuant to Sections 2.1(e) or 2.1(f) hereof; provided, however, the Aggregate Commitment shall not exceed $125,000,000. As of the Effective Date, the Commitments of the Banks shall be as set forth on Exhibit A hereto, as the same may be amended from time to time as herein provided.

                          "Agreement" means this Revolving Credit Agreement, as
the same may be amended and supplemented from time to time.

                          "Allowance for Credit Losses" means items of the type
included on the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1993, within the heading "Allowance for Credit Losses".

                          "Applicable Margin" means, during the applicable
periods or portions thereof, (a) unless an Event of Default has occurred and is continuing, (i) 0.00% per annum with respect to Reference Rate Loans, and (ii) 0.75% per annum with respect to LIBO Rate Loans, and (b) during the continuance of an Event of Default and prior to the earlier of Maturity or the expiration of the applicable Interest Period, if any, (i) 2.00% per annum with respect to Reference Rate Loans, and (ii) 2.75% per annum with respect to LIBO Rate Loans; provided, however, for each day that the Company's commercial paper does not have an Investment Grade Rating from at least two Rating Agencies, each percentage set forth in clauses (a) and (b) above shall be increased by 0.25% per annum.

                          "Assignee" or "Assignees" shall have the meaning set
forth in Section 12.2 hereof.

                          "Assignment" or "Assignments" shall have the meaning
set forth in Section 12.2 hereof.

                          "Authorized Representative" means, with respect to
the Company or Foothill Group, the respective president, executive vice president, chief financial officer, and any other officer of the Company or Foothill Group designated as such from time to time in a written notice to the Agent, accompanied by an incumbency certificate with specimen signature included.

                          "Banking Day" means any Business Day on which
dealings in deposits in Dollars are transacted in the London interbank market.

                          "Board" means the Board of Governors of the Federal
Reserve System, or any Person that hereafter shall succeed to its duties with respect to the regulation of margin credits or the establishment of reserve requirements for commercial banks.

                          "Business Day" means any day other than (a) a
Saturday, Sunday or public holiday under the laws of the United States of America, the State of California, or the State of New York, or (b) any other day on which banking institutions in the State of California or the State of New York are authorized or required by law or executive order not to be open for the conduct of their commercial banking business.

                          "Capital Interest" means, with respect to (a) any
corporation, common stock, preferred stock, and any and all shares or other equivalents (however designated) of any other corporate stock, of such corporation, and (b) any partnership, partnership interests, whether general, special or limited, in such partnership.

                          "Capitalized Lease" means at any time any lease which
is, or is required under GAAP to be, capitalized on the balance sheet of the lessee at such time, and "Capitalized Lease Obligation" of any Person at any time means the aggregate amount which is, or is required under GAAP to be, reported as a liability on the balance sheet of such Person at such time as lessee under a Capitalized Lease.

                          "Change of Control" means:

                          (a)     In the case of the Company,

                                  (i)  an issuance by the Company of its
                 Voting Interests, or a sale or other disposition of Voting Interests of the Company, whether by the Company, Foothill Group, any other Subsidiary of Foothill Group, or any other Person, which issuance, sale or other disposition has not been consented to by the Required Banks and which either:

                                        (A)  results in Foothill Group,
                          directly or through one or more of its Subsidiaries, owning or controlling less than 100% of the then outstanding Voting Interests of the Company, or

                                        (B)  occurs during any period in
                          which Foothill Group, directly or through one or more of its Subsidiaries, owns or controls less than 100% of the then outstanding Voting Interests of the Company and does not result in an increase in the percentage of such Voting Interests so owned and controlled by Foothill Group; or

                                  (ii)  the election of a majority of the
                 corporate directors of the Company against the recommendation of the management or board of directors of the Company that was incumbent immediately prior to such election; or

                                  (iii) the ceasing of continuous and active
                 participation in the Company's operations with responsibilities at least equal to those assumed as of the date hereof by any two or more of John F. Nickoll, Peter E. Schwab and David C. Hilton.

                          (b)     In the case of Foothill Group,

                                  (i)   the acquisition by any Person (other
                 than Foothill Group) or by any two or more Persons acting in concert (which group of Persons will be deemed to be a separate "Person" that "acquires" the Voting Interests held by the members of such group upon its formation for purposes of this definition), of 50% or more of the then outstanding Voting Interests of Foothill Group, which acquisition has not been consented to by the Required Banks; or

                                  (ii)  the election of a majority of the
                 corporate directors of Foothill Group against the recommendation of the management or board of directors of Foothill Group that was incumbent immediately prior to such election.

                          (c) For purposes hereof, in any case where Voting Interests of the Company are owned or controlled by a Subsidiary of a Person, the percentage of Voting Interests of the Company deemed to be owned or controlled by such Person as a result of such Subsidiary's ownership or control shall be determined by multiplying the percentage of the Voting Interests of such Subsidiary which are owned and controlled by such Person by the percentage of the Voting Interests of the Company which are owned and controlled by such Subsidiary.

                          (d) In the case of a Change of Control event described in clause (b)(i) of this definition, if all of the then outstanding unsecured senior debt securities of the Person acquiring the Voting Interests have an Investment Grade Rating, the consent of the Banks to such event shall not unreasonably be withheld. Notwithstanding the consent of the Banks to a Change of Control event described in clause (b)(i) of this definition, if within six months immediately following any such event the rating of any of the then outstanding unsecured senior debt securities of the

                 Person having acquired the Voting Interests is lower than an Investment Grade Rating, such occurrence shall be deemed a separate Change of Control.

                          "Code" means the Internal Revenue Code of 1986, as
amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. Reference to sections of the Code shall be construed also to refer to any successor sections.

                          "Commitment" of any Bank shall mean, as of any date
of calculation, the maximum aggregate amount of Revolving Credit Loans or, following the Term Loan Effective Date, the maximum amount of the Term Loan such Bank is obligated to make or have outstanding in accordance with the provisions of this Agreement as of such date (determined without regard to compliance by the Company with the provisions hereof). As of the Effective Date, the respective Commitments of the Banks shall be as set forth on Exhibit A hereto, as the same may be amended from time to time as herein provided.

                          "Commitment Period" means, with respect to the
Revolving Credit Commitment of any Bank, the period from and including the Effective Date or, in the case of a New Bank, the New Bank Effective Date to and excluding the Revolving Credit Termination Date applicable to such Bank.

                          "Company" has the meaning specified at the beginning
of this Agreement.

                          "Consolidated" or "consolidated" means, as applied to
any financial or accounting term, determined on a consolidated basis in accordance with GAAP for the applicable Person.

                          "Consolidated Assets" means, as of any date of
calculation, the consolidated assets of the Company and its Consolidated Subsidiaries on the calculation date.

                          "Consolidated Capital Funds" means, as of any date of
calculation, the sum of Consolidated Net Worth and Subordinated Debt.

                          "Consolidated Net Income" means, for any period of
calculation, the consolidated net income (after deduction of taxes chargeable to the Company or its Consolidated Subsidiaries) of the Company and its Consolidated Subsidiaries for such period.

                          "Consolidated Net Worth" means, as of any date of
calculation, the excess of assets of the Company and its Consolidated Subsidiaries over their liabilities on the calculation date.

                          "Consolidated Subsidiaries" of a Person means, as of
any date of determination, those Subsidiaries whose accounts are or should be consolidated with those of such Person in accordance with GAAP.

                          "D&P" means Duff & Phelps Credit Rating Company or
any successor thereto.

                          "Default" means an event which would constitute an
Event of Default but for the requirement that notice be given or time elapse or both.

                          "Delinquent Receivable" means the full unpaid amount
of a Finance Receivable (excluding Discount Receivables) on which an installment payment of accrued interest, finance charges or discount or outstanding principal has not been made within 90 days of its due date (including any such obligations relating to property or assets which are the subject of foreclosure proceedings, whether judicial or otherwise), and includes the full amount of any such obligations with respect to which there are arrearages, notwithstanding that installment payments of principal or interest are currently being made.

                          "Discount Receivable" means a debt instrument (of a
type that meets the criteria for Finance Receivables set forth in clauses (a) through (c), inclusive, of the definition thereof, other than any requirement for security) originating from a Person other than the Company or any Subsidiary thereof which is acquired at less than face or par value and, at the time of acquisition, is contractually in default, but without defense, set-off or counterclaim.

                          "Dollars" and the sign "$" each means lawful money of
the United States.

                          "Effective Date" means the date on which (a)
counterparts of this Agreement executed and delivered by the parties hereto shall have been received by the Company and the Agent, and (b) the conditions precedent set forth in Article V hereto shall have been satisfied or waived in writing by the Agent on behalf of or at the request of the Required Banks.

                          "Eligible Assets" means, as of any date of
calculation, an amount equal to the sum (without duplication) of the following assets of the Company and its Consolidated Subsidiaries:

                          (a)  cash, plus the cash surrender value of life
insurance policies, if any; plus

                          (b)  Permitted Liquid Investments and Investments
permitted by Section 8.4 of this Agreement; plus

                          (c)  prepaid expenses; plus

                          (d)  Repossessed Assets, at the lower of cost or
estimated net realizable value; plus

                          (e)  the Net Amount of Finance Receivables less an
amount equal to the greater of (i) Allowance for Credit Losses, as shown on the Consolidated balance sheet of the Company and its

Consolidated Subsidiaries as of such date, or (ii) an amount equal to the sum of 75% of Non-Performing Assets as of such date.

                          "ERISA" means the Employment Retirement Income
Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

                          "ERISA Affiliate" means any Person that controls, is
controlled by, or is under common control with the Company or any Subsidiary thereof within the meaning of Section 4001 of ERISA.

                          "Eurodollar Reserve Percentage" means, with respect
to the calculation of the Adjusted LIBO Rate, the percentage (expressed as a decimal) that is in effect for any date included in such calculation, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, marginal, special, supplemental or emergency reserves and determined without benefit of any credits for proration, exceptions, or offsets that may be available from time to time) for a member bank of the Federal Reserve System applicable to Eurocurrency funding by such member bank, currently referred to as "Eurocurrency liabilities" in Regulation D of the Board (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on LIBO Rate Loans is determined, or any category of extensions of credit or other assets, including loans by a non-United States office of the Agent to United States residents).

                          "Event of Default" has the meaning specified in
Section 9.1 hereof.

                          "FCC Holdings" means FCC Holdings Limited, a
California corporation.

                          "Finance Receivables" means:

                                  (a)  accounts receivable arising from
                 commercial loans entered into or acquired by the Company or any of its Consolidated Subsidiaries, as lender, in the ordinary course of business, but only if such commercial loans are secured by accounts receivable, inventory, equipment and/or other property of the account debtor/borrower,

                                  (b) accounts receivable arising from secured equipment leases entered into or acquired by the Company or any of its Consolidated Subsidiaries, as lessor, in the ordinary course of business,

                                  (c) accounts receivable arising from secured equipment installment sales contracts entered into or acquired by the Company or any of its Consolidated

                 Subsidiaries, as seller, in the ordinary course of business, and

                                  (d)  accounts receivable arising from "loan"
                 participations in transactions of a type described in clauses
                 (a) through (c) above, acquired in the ordinary course of business by the Company or any of its Consolidated Subsidiaries as participant, but only if such participations vest in such participant an enforceable beneficial ownership interest in the subject loan, lease or sales contract and the accounts receivable arising therefrom, all of which are of the types included on the audited Consolidated financial statements of the Company and its Consolidated Subsidiaries as at December 31, 1993, within the heading "Finance Receivables" and including, without limitation, Discount Receivables, Non-Public Debt Instruments and Public Debt Securities.

                          "Fitch" means Fitch Investor's Service, Inc. or any
successor thereto.

                          "Foothill Group" means The Foothill Group, Inc., a
Delaware corporation.

                          "Foothill Group Subordinated Debt" means the
Indebtedness of the Company to Foothill Group listed on Schedule VI and any additional Junior Subordinated Debt issued to Foothill Group as Permitted Subordinated Debt, including Advances.

                          "Foothill Group Subordination Agreement" means the
subordination agreement executed by the Company and Foothill Group substantially in the form of Exhibit F hereto, as amended or supplemented from time to time.

                          "GAAP" means generally accepted accounting principles
as such principles in the United States of America are in effect from time to time.

                          "Governmental Authority" means any nation or
government, any state or other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of Capital Interests or otherwise) by any of the foregoing.

                          "Guaranties" means guaranties, endorsements (other
than for collection in the ordinary course of business), and other contingent obligations of such Person, including obligations to make Investments, in respect of or in connection with the obligations of others.

                          "Hazardous Materials" means and includes, without
limitation, gasoline, petroleum products, explosives, radioactive materials, radon, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule or regulation.

                          "Indebtedness" of a Person means and includes,
without duplication,

                          (a) all items that, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than distributions on Capital Interests declared, but not paid (to the extent such distributions are not Restricted Payments),

                          (b) any liability secured by any mortgage, pledge, lien or security interest on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person and Capitalized Lease Obligations of such Person (without regard to any limitation of the rights and remedies or the holder of such Lien or the lessor under such Capitalized Lease to repossession or sale of such property) and

                          (c)  Guaranties.

                          "Ineligible Rewrite" means a Finance Receivable

                                  (a) the terms and conditions of which have
                 been rewritten,

                                  (b) that was more than 60 days delinquent as
                 of the later of the date of actual execution or the effective date of the revised documentation therefor, and

                                  (c) in respect of which at least one of the
                 following statements is not accurate and complete in all respects:

                                        (i)   the monthly payment on the
                          rewritten Finance Receivable is at least 50% of the original monthly payment (without giving effect to previous rewrites);

                                        (ii)  the obligor on the rewritten
                          Finance Receivable has made at least three (3) consecutive payments in accordance with the rewritten payment schedule and each such payment was made within thirty (30) days of the date due;

                                        (iii)  the rate of interest payable on
                          the rewritten Finance Receivable is a reasonable market rate and, unless such rewritten Finance

                          Receivable arises from a rewritten equipment lease, in no event is the all-in-loan-yield less than two percent above the Reference Rate; or

                                        (iv)  said Finance Receivable has not
                          been more than sixty days delinquent more than once since the date first rewritten.

                          "Initial Loans" means the first Loans made to the
Company on or after the Effective Date.

                          "Initial Term" means, with respect to the Revolving
Credit Commitment of any Bank, the period from and including the Effective Date to and including June 29, 1995.

                          "Interest Period" means, with respect to a LIBO Rate
Loan, a period of borrowing commencing on and including the date of advance, continuation or conversion and ending on the numerically corresponding date that is one, two, three, four, five or six months thereafter, as set forth in the related Loan Request, during which such Loan bears interest at a particular fixed rate based upon the Adjusted LIBO Rate.

Notwithstanding the foregoing:

                                  (a) (i) if the numerically corresponding date
                 in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day unless such day falls in the succeeding calendar month, in which event such Interest Period shall end on the first preceding day that is a Banking Day and (ii) if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last Banking Day in such month, and

                                  (b)  in no case shall an Interest Period end
                 on a date subsequent to the Revolving Credit Termination Date or Term Loan Maturity Date applicable to the Commitment of any Bank.

                          "Investment" in any Person means any loan, advance,
or extension of credit to or for the account of, any guaranty, endorsement (other than for collection in the ordinary course of business) or other direct or indirect contingent liability in connection with the obligations, Capital Interests or dividends or other distribution of, any ownership, purchase or acquisition of any Capital Interest, obligations or securities of, or any other interest in or capital contribution to, such Person.

                          "Investment Grade Rating" means

                                  (a) with respect to unsecured senior debt
                  securities issued by a Person,

                                        (i)  a rating equal to or higher than
                          "BBB" by S&P and equal to or higher than "Baa2" by Moody's, or

                                        (ii)  in the event the applicable
                          unsecured senior debt securities are not rated by both S&P and Moody's, (A) the rating described in (i) for either S&P or Moody's and (B) a rating equal to or higher than "BBB" by D&P or by Fitch, or a comparable rating by another nationally recognized rating organization, which rating and organization are approved by the Required Banks, or

                                        (iii)  in the event the applicable
                          unsecured senior debt securities are not rated by either of S&P and Moody's, any two of (A) a rating equal to or higher than "BBB" by Fitch, (B) a rating equal to or higher than "BBB" by D&P, or (C) a comparable rating by another nationally recognized rating organization, which rating and organization are approved by the Required Banks.

                                  (b)  with respect to commercial paper of a
                 Person, a rating equal to or higher than D-2 by D&P, F-2 by Fitch, Prime-2 by Moody's or A-2 by S&P.

                          "Junior Subordinated Debt" means Subordinated Debt
that is subordinated in right and time of payment to all Senior Subordinated
Debt.

                          "Letter of Credit Agreement" means that certain
Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 6, 1993, among the Company, the Agent and the banks party thereto, as amended from time to time.

                          "LIBO Rate" means, with respect to any Interest
Period, the rate of interest determined by the Agent to be the average (rounded upward to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) of the rates per annum at which Dollar deposits are offered to the principal London office of BOA by major banks in the London interbank euro-dollar market at or about 11:00 a.m., prevailing London time, two Banking Days prior to the commencement of such Interest Period, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount approximately equal to the amount of the LIBO Rate Loans for which the determination is made.

                          "LIBO Rate Loan" means a Revolving Credit Loan or,
following the Term Loan Effective Date, a Term Loan bearing interest during an Interest Period applicable to such Revolving Credit Loan or Term Loan at a rate or rates determined by reference to the Adjusted LIBO Rate.

                          "Lien" means any interest in property securing an
obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, mortgage deed, deed of trust, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                          "Loans" or "Revolving Credit Loan(s)" or "Term Loans"
means the applicable loan(s) to the Company referred to in Section 2.1 hereof.

                          "Loan Documents" means and includes this Agreement,
the Revolving Credit Note or Notes, the Term Loan Note or Notes, the Foothill Group Subordination Agreement, and all other agreements and instruments (including supplements) extending, renewing, refinancing or refunding any indebtedness, obligation or liability arising under any of the foregoing, in each case as the same may be amended, modified or supplemented from time to time hereafter.

                          "Loan Request" means a request for one or more
Revolving Credit Loans, substantially in the form of Exhibit D-1 hereto, executed by an Authorized Representative on behalf of the Company.

                          "Material Adverse Effect" means, with respect to an
event, action or condition affecting the Company, any Subsidiary thereof, or any of their respective properties or revenues, an event, action or condition that would (a) adversely affect the validity or enforceability of, or the authority of the Company to perform its obligations under, any of the Loan Documents, (b) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Company or any Subsidiary thereof or the ability of the Company to perform its obligations under any of the Loan Documents or (c) materially adversely affect the business, operations, assets or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

                          "Maturity" means, with respect to any Loan, the
earlier of (a) the Revolving Credit Termination Date, unless the Revolving Credit Loans are converted to Term Loans, or the Term Loan Maturity Date, and
(b) any other date on which such Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise.

                          "Moody's means Moody's Investors Service, Inc. or any
successor thereto.

                          "Multiemployer Plan" means a Plan that is a
multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                          "Multiyear Agreement" means that certain Multiyear
Revolving Credit Agreement dated as of June 30, 1994, among the Company, the Agent and the Banks, as amended or supplemented from time to time.

                          "Net Amount" means, as of any date of calculation,
with respect to a Finance Receivable or a Discount Receivable an amount equal to the sum of:

                                  (a)  the outstanding principal component
                 thereof (exclusive of any unearned interest or finance charges or any unaccrued discount representing compensation for the use of borrowed money), less

                                  (b)  the portion, if any, of such principal
                 component that is the subject of a participation interest granted by the Company or any of its Consolidated Subsidiaries to any Person other than the Company or any of its Consolidated Subsidiaries, less

                                  (c)  in the case of a Discount Receivable,
                 the discount from face or par value thereof at the time such Discount Receivable was acquired (but without duplication for amounts excluded from the principal component thereof in clause (a) above).

                          "New Bank" means any Person that becomes a party to
this Agreement after the Effective Date pursuant to the provisions of Section 2.1(f) hereof.

                          "New Bank Effective Date" means the date on which a
New Bank becomes a Bank under this Agreement.

                          "Non-Performing Assets" means Delinquent Receivables,
Repossessed Assets and Ineligible Rewrites. For purposes of this definition, Repossessed Assets shall be valued at the lower of cost or estimated net realizable value.

                          "Non-Public Debt Instruments" means debt instruments
that are not required to be registered under the Securities Act of 1933, as amended (other than those classified as Discount Receivables).

                          "Note(s)" or "Revolving Credit Note(s)" or "Term Loan
Note(s)" means the applicable promissory note(s) of the Company referred to in
Section 2.2 hereof and shall include any replacement(s) therefor issued pursuant to Section 10.17 or 12.2 hereof or otherwise.

                          "Notice of Address" means, (a) with respect to the
Company, the address set forth in Section 10.4 hereof, (b) with respect to the Agent or any Bank, the address set forth in Exhibit A hereto, and (c) with respect to any party hereto, such other address as such party may specify in writing to the Agent from time to time.

                          "Obligations" means and include all loans, advances,
debts, liabilities, and obligations, howsoever arising, owing by the Company to the Agent or the Banks of every kind and description (whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or the other Loan Documents.

                          "Participant" means any Person (other than an
Assignee) that now or hereafter participates by contract directly or indirectly in the rights and/or obligations of any Bank under this Agreement, the Commitments or any Loan.

                          "PBGC" means the Pension Benefit Guaranty Corporation
established under Title IV of ERISA or any other governmental agency, department or instrumentality succeeding to the functions of said corporation.

                          "Percentage" means, as of any date of calculation and
with respect to any Bank, the percentage (expressed as a decimal, rounded upward to the nearest 1/10,000th of 1%) that is equal to the Commitment of such Bank as of such date, divided by the Aggregate Commitment of all Banks as of such date, and multiplied by 100.

                          "Permitted Liquid Investment" means an Investment in
any of the following:

                                  (a)  direct obligations of, or obligations
                 guaranteed as to principal and interest by, the United States of America;

                                  (b)  demand deposits in, certificates of
                 deposit issued by, or bankers' acceptances (eligible for rediscount at Federal Reserve Banks) of, or collateralized repurchase agreements in respect of obligations described in clause (a) with, any of the Banks or any bank or trust company organized under the laws of the United States of America or any State thereof whose obligations or whose holding company's obligations are rated as least A by S&P or at least A by Moody's at the time such Investment is made;

                                  (c)  readily marketable commercial paper
                 that, at the time such Investment is made, is rated at least A-1 by S&P or at least Prime-1 by Moody's;

                                  (d)  Indebtedness that is (i) traded on a
                 national securities exchange and (ii) rated A or better by Moody's or S&P on the date of acquisition; or

                                  (e)  readily marketable commercial paper
                 (other than commercial paper described in clause (c)); provided that (i) the aggregate extended principal or face amount thereof held does not exceed $5,000,000 at any one time outstanding and (ii) at the time such Investment is made, such commercial paper is rated at least Prime-2 by Moody's or at least A-2 by S&P; and provided, that such Investment shall be payable in Dollars and shall mature or be subject to redemption at the option of the holder by its terms within twelve months after the date of acquisition thereof.

                          "Permitted Senior Debt" means

                                  (a) all Senior Indebtedness of the Company
                 and its Subsidiaries that is listed on Schedule V hereto and

                                  (b) additional unsecured Senior Indebtedness
                 of the Company issued after the Effective Date, subject to the following conditions:

                                        (i)  the covenants, defaults and other
                          requirements applicable to such Senior Indebtedness are no more restrictive, in any material respect, upon the Company and its Subsidiaries than those contained in the Loan Documents or applicable to the Senior Indebtedness listed on Schedule V hereto;

                                        (ii)  if Foothill Group enters into a
                          subordination agreement in respect thereof, the terms thereof shall not differ in any material respect from the terms of the Foothill Group Subordination Agreement; and

                                        (iii)  no Default or Event of Default
                          shall exist at the date of issuance of such Senior Indebtedness and after giving effect thereto.

                          "Permitted Subordinated Debt" means

                                  (a) all Subordinated Debt of the Company and
                 its Subsidiaries that is listed on Schedule VI hereto and

                                  (b) additional unsecured Subordinated Debt of
                 the Company issued after the Effective Date, subject to the following conditions:

                                        (i)  the final maturity of such
                          Subordinated Debt (other than Advances) may not be earlier than November 15, 2003;

                                        (ii)  the weighted average life to
                          maturity of such Subordinated Debt (other than Advances) shall extend at least three years beyond the Revolving Credit Termination Date as in effect as of the date of issuance thereof;

                                        (iii)  no principal or sinking fund
                          payment on or other redemption of such Subordinated Debt (other than Advances) may occur prior to November 15, 1998;

                                        (iv)  the covenants, defaults and other
                          requirements applicable to such Subordinated Debt are no more restrictive, in any material respect, upon the Company and its Subsidiaries than those contained in the Loan Documents or applicable to the Subordinated Debt listed on Schedule VI hereto;

                                        (v)  the subordination provisions
                          applicable to such Subordinated Debt (other than Foothill Group Subordinated Debt) do not differ in any respect from those applicable to the Subordinated Debt listed on Schedule VI hereto;

                                        (vi)  if Foothill Group enters into a
                          subordination agreement in respect thereof, the terms thereof shall not differ in any material respect from the terms of the Foothill Group Subordination Agreement; and

                                        (vii)  no Default or Event of Default
                          shall exist at the date of issuance of such Subordinated Debt and after giving effect thereto.

                          "Person" or "person" means any individual,
partnership, firm, corporation, association, joint venture, trust or other entity, or any Governmental Authority.

                          "Plan" means, at any particular time, any employee
benefit plan that is covered by ERISA and in respect of which the Company or an ERISA Affiliate is (or, if such plan were terminated at such time, under Section 4069 of ERISA would be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

                          "Prohibited Transaction" shall have the meaning set
forth in Section 406 of ERISA or Code Section 4975.

                          "Property" means all equipment, real estate or other
real or personal property, tangible or intangible, owned or operated by the Company or any Subsidiary thereof.

                          "Public Debt Securities" means debt instruments that
are registered under the Securities Act of 1933, as amended (other than those classified as Discount Receivables).

                          "Purchased Receivables" means Discount Receivables,
Non-Public Debt Instruments and Public Debt Securities.

                          "Rating Agency" or "Rating Agencies" means any of
D&P, Fitch, Moody's and S&P, or any other nationally recognized rating organization approved by the Required Banks.

                          "Reference Rate" means the annual rate of interest
publicly announced from time to time by BOA in San Francisco, California, as its "Reference Rate". The Reference Rate is set by BOA based on various factors, including BOA's costs and desired returns, general economic conditions and other factors, and is used as a reference point for pricing some loans.
BOA may price loans at, above or below its Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

                          "Reference Rate Loan" means, as of any date of
determination prior to the Term Loan Effective Date, a Revolving Credit Loan bearing interest, as of such date of determination, at a variable rate determined by reference to the Reference Rate, and as of any date of determination on or after the Term Loan Effective Date, a Term Loan bearing interest, as of such date of determination, at a variable rate determined by reference to the Reference Rate.

                          "Renewal Reply Date" means June 1, 1995 (or if June 1
in such year is not a Business Day, the next succeeding Business Day).

                          "Renewal Request Date" means May 1, 1995 (or if May 1
in such year is not a Business Day, the next succeeding Business Day).

                          "Renewal Term" means, with respect to the Revolving
Credit Commitment of any Bank, a 364-day period commencing upon the expiration of the Initial Term.

                          "Reportable Event" means any of the events set forth
in Section 4043(b) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

                          "Repossessed Assets" means items of the type included
on the balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1993, within the heading "Repossessed Assets".

                          "Required Banks" means, as of any date of
determination, such Bank or Banks as have outstanding Loans in excess of 67% of the aggregate principal amount of Loans outstanding as of such date or, if no Loans are then outstanding, have Commitments in excess of 67% of the Aggregate Commitment.

                          "Restricted Investment" means any Investment, to the
extent it does not constitute a Permitted Liquid Investment.

                          "Restricted Payment" means, with respect to the
Company and its Subsidiaries:

                                  (a)  the payment of any distribution or
                 dividend on any Capital Interest of the Company (other than dividends paid solely in Capital Interests of the Company); or

                                  (b)  any defeasance, redemption, repurchase
                 or other acquisition or retirement for value prior to scheduled maturity of any installment of principal of any Subordinated Debt (other than Advances) and any early payment of interest on, or other amounts due in respect of, any Subordinated Debt; or

                                  (c)  any payment on account of the purchase,
                 redemption or other retirement of any Capital Interest of the Company, or of any warrants, options or other rights to acquire any Capital Interest in the Company (except a payment on account of the principal of and prepayment charge, if any, on convertible Indebtedness) or any other distribution made in respect thereof, either directly or indirectly.

                          "Revolving Credit Commitment" means, with respect to
any Bank, the maximum aggregate amount of Revolving Credit Loans, such Bank is obligated to make or have outstanding in accordance with the provisions of this Agreement.

                          "Revolving Credit Loan" means a loan or advance made
pursuant to Section 2.1(a) hereof.

                          "Revolving Credit Loans" means, collectively, the
Revolving Credit Loans from time to time outstanding and unpaid.

                          "Revolving Credit Note(s)" means the promissory
note(s) of the Company referred to in Section 2.2(a)(i) hereof and shall include any replacement(s) therefor issued pursuant to Sections 10.17 or 12.2 hereof or otherwise.

                          "Revolving Credit Termination Date" means, with
respect to the Revolving Credit Commitment of each Bank, the earlier of (a) the date on which such Bank's obligations under this Agreement shall terminate in accordance with the provisions of Section 2.1 hereof, or (b) the Business Day, if any, on which the Commitments are terminated in accordance with Section 2.1 or 9.1 hereof.

                          "S&P" means Standard & Poor's Corporation or any
successor thereto.

                          "Senior Indebtedness" means, as of any date, all
Indebtedness of the Company and its Subsidiaries outstanding as of such date other than Subordinated Debt.

                          "Senior Subordinated Debt" means Subordinated Debt
that is senior in time and right of payment to Junior Subordinated Debt.

                          "Settlement Securities" means Capital Interests
granted in consideration or good faith settlement of Investments permitted by
Section 8.4 hereof.

                          "Single Employer Plan" means any Plan which is
covered by Title IV of ERISA, but is not a Multiemployer Plan.

                          "Solvent" means, as to any Person, that such Person
has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, is able to pay its debts as they mature, and owns property having a value, both at fair valuation and at then current fair salable value, greater than the amount required to pay its debts (including contingencies).

                          "State" means and includes, unless otherwise limited,
any State of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

                          "Subordination Custodian" shall have the meaning
specified in the Foothill Group Subordination Agreement.

                          "Subordinated Debt" means all Indebtedness of the
Company which shall have been subordinated in time and right of payment to the obligations of the Company arising hereunder.

                          "Subsidiary" or "Subsidiaries" of any Person means
any corporation or partnership of which more than 50% of the outstanding Voting Interests in such corporation or partnership is at the time owned, directly or indirectly, by such Person, or by one or more of its Subsidiaries, or by such person and one or more of its Subsidiaries.

                          "Tax Expense" means, for any period, all Federal,
state and local taxes paid or owed by the Company or any Subsidiary thereof during such period.

                          "Term Loan" means a loan made pursuant to 2.1(b)
hereof.

                          "Term Loans" means, collectively, the Term Loans
outstanding and unpaid.

                          "Term Loan Conversion Request" means a request for a
Term Loan, substantially in the form of Exhibit D-2 hereto, executed by an Authorized Representative on behalf of the Company.

                          "Term Loan Effective Date" means the date on which
the conditions precedent set forth in Section 5.2 hereof shall have been satisfied or waived in writing by the Agent on behalf of or at the request of the Required Banks.

                          "Term Loan Maturity Date" means the date that is the
one year anniversary date of the Term Loan Effective Date (or if such day in such year is not a Business Day, the next succeeding Business Day).

                          "Total Liabilities" means, as of any date of
calculation, the aggregate outstanding Indebtedness of the Company and its Consolidated Subsidiaries as of such date, determined on consolidated basis in accordance with GAAP.

                          "Total Revenues" means, with respect to any fiscal
year, an amount equal to the sum included in the audited Consolidated financial statements of the Company and its Consolidated Subsidiaries for such year within the heading "Total Revenues" but only to the extent consistent with its audited Consolidated financial statements for the fiscal year ended December 31, 1993.

                          "Voting Interest" means securities, as defined in
Section 2(1) of the Securities act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to (a) vote for the election of the corporate directors (or Persons performing similar functions) or (b) in the case of a partnership, manage or direct the business or assets thereof. References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes in which such Voting Interests are entitled in the (i) election of corporate directors (or Persons performing similar functions) or (ii) management of the business or assets thereof in the case of a partnership, rather than to the number of shares.

                 SECTION 1.2  Other Definitional Provisions.

                          (a) All terms defined in this Agreement in the
singular shall have comparable meanings when used in the plural, and vice versa.

                          (b)  The words "hereof," "hereby,"  "herein," and
"hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provisions of this Agreement; the term "hereafter" means after, and the term "heretofore" means before, the date of this Agreement; and Article, Section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                          (c)  Any defined term that relates to a document
shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions that heretofore may have been or hereafter may be executed in accordance with the terms thereof and, if applicable, hereof.

                          (d)  References in this Agreement to particular
sections of the Code, ERISA or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

                          (e)  All terms defined in the Uniform Commercial Code
in effect in the State of California and not otherwise defined or modified herein shall have the respective meanings ascribed to such terms in such Uniform Commercial Code.

                          (f)  All accounting terms not specifically defined
herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied, except that if, because of a change in GAAP, a Person would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with such Person's previous accounting methods or policy unless the Required Banks otherwise direct. Unless otherwise specified herein all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

                                   ARTICLE II
                           AMOUNT AND TERMS OF LOANS

                 SECTION 2.1  Commitments and Loans.

                          (a)  Revolving Credit Commitments.  Subject to the
terms and conditions of this Agreement, each Bank severally agrees to make one or more Revolving Credit Loans to the Company on the Effective Date and from time to time thereafter during the Commitment Period; provided, however, that the aggregate principal amount of such Bank's Revolving Credit Loans outstanding at such time shall not exceed such Bank's Revolving Credit Commitment. During the Commitment Period, the Company may borrow, prepay, re-borrow and repay the Revolving Credit Loans, all in accordance with the terms and conditions hereof; provided, however, that in no event will any Bank be obligated to lend more than its Revolving Credit Commitment; and provided, further, that the aggregate principal amount of all Revolving Credit Loans that all Banks shall be committed to have outstanding hereunder shall not exceed the Aggregate Commitment.

                          (b)  Term Loan Commitments.  Subject to the terms
and conditions of this Agreement, the Company may at any time during the Commitment Period elect to convert the aggregate amount of outstanding Revolving Credit Loans to one year Term Loans. Upon the request of the Company, each Bank severally agrees to make a Term Loan to the Company on the Term Loan

Effective Date in an amount equal to the aggregate principal amount of such Bank's outstanding Revolving Credit Loans. The Company shall give the Agent (who shall promptly notify the Banks) irrevocable written notice in the form of a Term Loan Conversion Request (which may be sent via teletransmission) at least 15 Business Days preceding the requested conversion date, of its election to convert the aggregate amount of all outstanding Revolving Credit Loans to Term Loans. Upon the date of the Term Loan Conversion Request, the Revolving Credit Commitments of the Banks shall terminate. Amounts borrowed as a Term Loan which are repaid or prepaid by the Company may not be reborrowed.

                          (c)  Termination and Reduction of Aggregate
Commitment. Subject to the provisions of Section 2.4 hereof, the Company shall have the option to terminate and, from time to time, to reduce permanently the Aggregate Commitment upon irrevocable written notice to the Agent (who shall promptly notify the Banks) at least three (3) Business Days prior to the proposed termination or reduction date, as the case may be, specifying such date, whether a termination or reduction is being requested and, if a reduction is being requested, the amount thereof. On the date specified in such notice, such termination or reduction shall be effected; provided, however, that:

                                  (i)  in the case of a termination of the
                 Aggregate Commitment, such termination is accompanied by repayment of the Revolving Credit Loans or Term Loans in full, together with all other amounts, if any, owed to the Agent or any Bank pursuant to any of the Loan Documents;

                                  (ii)  in the case of any reduction of the
                 Aggregate Commitment, such reduction is accompanied by repayment of Revolving Credit Loans or Term Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans or Term Loans then outstanding exceeds the amount of the Aggregate Commitment as then reduced.

Any such repayment shall be subject to the provisions of Section 2.4(a) hereof. Any reduction of the Aggregate Commitment shall be in an aggregate amount of $5,000,000 or an integral multiple thereof and shall be applied among the Commitments of the Banks in accordance with their respective Percentages so that the Banks retain the same Percentage after giving effect to the reduction. Upon termination of the Aggregate Commitment pursuant to this Section 2.1 and upon payment of all amounts due by the Company to the Agent and the Banks under the Loan Documents, the obligations of the parties hereto, except as otherwise provided herein, shall be deemed terminated; provided, however, that this Agreement and the other Loan Documents shall continue to be effective or shall be reinstated, as the case may be, if any payment hereunder or in connection with any of the Loan Documents at any time is rescinded or otherwise must be returned as a result of the bankruptcy, insolvency or reorganization of the Company or otherwise, all as if such payment had not been made.

                          (d)  Term of Commitments.

                                  (i)  Termination of Obligations.  Subject to
                 the other provisions of this Section 2.1, (A) during the Initial Term, the Commitment and other obligations of each Bank under this Agreement shall terminate on the last day of the Initial Term, and (B) during the Renewal Term, if applicable to a Bank, the Commitment and other obligations of such Bank under this Agreement shall terminate on the last day of such Renewal Term.

                                  (ii)  Renewal Terms.  On the Renewal Request
                 Date, the Company may request (a "Renewal Request") the extension of the Banks' Revolving Credit Commitments for a Renewal Term of 364 days commencing upon the expiration of the Initial Term. Each Bank, in its sole discretion and subject to the conditions set forth in Section 5.3 hereof, may agree to extend such Bank's Revolving Credit Commitment by delivering a notice to the Agent in the form of Exhibit B-1 hereto on or before the Renewal Reply Date. If, by the Renewal Reply Date, Banks then holding 25% or more of the principal amount of the then outstanding Revolving Credit Loans (or, if no Revolving Credit Loans are outstanding, Banks then holding 25% or more of the Aggregate Commitment) have not consented to the Renewal Request, the Agent shall notify the Banks of this fact and each Bank that had consented to the Renewal Request in whole or in part shall have until the next succeeding June 15 to withdraw its consent upon notice to the Agent. Failure to respond by any Bank by the Renewal Reply Date shall constitute a nonconsent.

                          The Revolving Credit Commitment of each nonconsenting
                 Bank shall terminate on the last day of the Initial Term. The Agent and the Banks shall be under no obligation whatsoever to extend the Revolving Credit Termination Date.
                 Notwithstanding the foregoing, if any nonconsenting Bank, at any time after the Renewal Reply Date but in no event later than the next succeeding June 15, shall determine at its option to extend its Revolving Credit Commitment until a later Revolving Credit Termination Date and so shall notify the Agent and the Company thereof in writing, such nonconsenting Bank thereafter shall be deemed to have consented to the Renewal Request as set forth in such notice for all purposes of this Agreement and its Revolving Credit Commitment shall be deemed to be extended until the earlier of the Revolving Credit Termination Date set forth in the Renewal Request or the notice of such Bank to the Agent and the Company.

                          Notwithstanding the foregoing, if the Agent has not
                 received consents for the extension from Banks then holding 75% or more of the principal amount of the then outstanding Revolving Credit Loans (or, if no Revolving Credit Loans are outstanding, Banks then holding 75% or more of the Aggregate Commitment), by the next succeeding June 15, the Revolving Credit Commitments of the Banks shall terminate on the then existing Revolving Credit Termination Date and the Agent shall so notify the Company and the Banks.

                                  (iii)  Events of Default.  Notwithstanding
                 the foregoing provisions of this Section 2.1(d), upon the occurrence of an Event of Default, the provisions of Article IX hereof shall apply and the Agent may take any action permitted or required thereunder.

                                  (iv)  Survival of Rights.  The occurrence of
                 the Revolving Credit Termination Date shall not release, terminate or limit the rights or remedies of the Agent or any Bank, or the obligations of the Company under this Agreement or any other Loan Document, and such rights and remedies and such obligations shall survive until the Company shall have fully paid and performed all its obligations hereunder and thereunder in full.

                          (e)  Increase in Commitments.  During the Commitment
Period, with the consent of the Company and the Agent, any Bank may increase its Commitment by executing and delivering to the Company and the Agent (with notice by the Company to the other Banks) a supplement hereto, substantially in the form of Exhibit B-2, whereupon, subject to the conditions set forth in
Section 5.4 hereof, (i) the Commitment of such Bank as shown on Exhibit A shall be increased to the amount set forth in such supplement, (ii) the Aggregate Commitment as shown on Exhibit A shall be automatically increased by the amount of the increase in such Bank's Commitment and (iii) such Bank shall share in each Revolving Credit Loan made thereafter based upon its Percentage as recalculated as of the effective date of such increase after giving effect to the Aggregate Commitment (as increased by such Bank's Commitment increase).
For purposes of the foregoing calculation, a Revolving Credit Loan shall be deemed to have been made at any time a Revolving Credit Loan is funded pursuant to Section 2.3(b) hereof or continued or converted pursuant to Section 2.3(c) hereof and, in the case of a Reference Rate Loan outstanding on both the effective date of such increase and on the first day of the month following such effective date, on the first day of such month.

                          (f)  New Banks.  During the Commitment Period, with
the consent of the Company and the Agent, one or more additional commercial banks may become a party to this Agreement by executing and delivering to the Company and the Agent (with notice by the Company to the Banks) a supplement hereto, substantially in the form of Exhibit B-3, whereupon (subject to the conditions set forth in Section 5.4 hereof), as of the first Business Day of the next calendar quarter, (i) such New Bank shall become a Bank for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits hereof, (ii) the Company shall execute and deliver to the Agent for transmittal to such New Bank a Revolving Credit Note conforming to the requirements of Section 2.2 hereof, except that it shall be dated as of the New Bank Effective Date and shall bear interest from such date, (iii) the Aggregate Commitment as shown on Exhibit A shall be increased automatically by the amount of such New Bank's Commitment (which shall be in a minimum amount of $5,000,000 or any integral multiple thereof) and (iv) such New Bank shall share in each Revolving Credit Loan made after such New Bank Effective Date (but shall not share in any Revolving Credit Loans made, and that are outstanding on, the New Bank Effective Date) in an amount based upon its Percentage as calculated as of the New Bank Effective Date after giving effect to the Aggregate Commitment (as so increased by such New Bank's Commitment). For purposes of the foregoing calculation, a Revolving Credit Loan shall be deemed to have been made at any time a Revolving Credit Loan is funded pursuant to Section 2.3(b) hereof or continued or converted pursuant to
Section 2.3(c) hereof and, in the case of a Reference Rate Loan outstanding on both the New Bank Effective Date and on the first day of the month following such New Bank Effective Date, on the first day of such month.

                 SECTION 2.2  Loan Notes; Interest.

                          (a)     Notes.

                                  (i)  Revolving Credit Notes.  The Revolving
                 Credit Loans of each Bank shall be evidenced by a single Revolving Credit Note of the Company, in substantially the form of Exhibit C-1 hereto, payable to the order of such Bank and representing the obligation of the Company to pay the lesser of (A) the Commitment of such Bank as shown on Exhibit A, as the same may be amended from time to time as herein provided, and (B) the aggregate principal amount of the Revolving Credit Loans from time to time outstanding from such Bank, in each case together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and Loan type of each Revolving Credit Loan, the Interest Periods during which such Revolving Credit Loan is a LIBO Rate Loan and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of its Revolving Credit Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of any Bank to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Company to repay any Revolving Credit Loans in accordance with the terms of this Agreement.

                                  (ii) Term Loan Notes. The Term Loan of each Bank shall be evidenced by a single Term Loan Note of the Company, in substantially the form of Exhibit C-2 hereto, payable to the order of such Bank and representing the obligation of the Company to pay the outstanding principal amount of such Term Loan, together with interest thereon. On or before the Term Loan Effective Date, the Company shall execute and deliver to the Agent a Term Loan Note payable to the order of each Bank in an amount equal to the aggregate amount of each Bank's outstanding Revolving Credit Loans.
                 Such Term Loan Note shall be dated the Term Loan Effective Date. The Term Loan Notes shall be in replacement and substitution for, and not in payment of, the Revolving Credit Notes delivered to the Agent by the Banks. The Agent shall deliver the Term Loan Notes to the payees thereof and shall mark the Revolving Credit Notes previously held by the Banks as "replaced" and shall deliver the same to the Company. Each Bank is hereby authorized to endorse the date, amount, Loan type, the Interest Periods during which such Term Loan is a LIBO Rate Loan and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting part of its Term Loan Note, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that the failure of any Bank to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of the Company to repay the Term Loans in accordance with the terms of this Agreement.

                          (b)  Interest.  Each Note shall

                                  (i) except as otherwise provided in Section
                 2.1(e) or (f) or 12.2 hereof, be dated the Effective Date, with respect to the Revolving Credit Notes, or the Term Loan Effective Date, with respect to the Term Loan Notes,

                                  (ii) be payable at its Maturity, and

                                  (iii) bear interest, subject to the
                 provisions of Section 10.13 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by the Company in accordance with the notice provisions set forth in Section 2.3 hereof, equal to the sum of the Applicable Margin plus the Adjusted LIBO Rate or the Reference Rate. Such rate of interest shall be computed for the actual number of days elapsed on the basis of a 360-day year, in the case of LIBO Rate Loans, and on the basis of a 365- or 366-day year (as applicable), in the case of Reference Rate Loans. The unpaid principal balance of each Note shall bear interest from and including its Maturity until paid at the rate specified in Section 2.5 hereof.

                          (c)  Interest Payment Dates.  Interest accrued on
each Loan shall be payable, without duplication, on:

                                  (i)  the Maturity of such Loan;

                                  (ii)  with respect to any repayment or
                 prepayment of (A) any Revolving Credit Loan or Loans outstanding as of the date of such repayment or prepayment or
                 (B) any or all Term Loans outstanding as of the date of such repayment or prepayment, as the case may be, the date of such repayment or prepayment, as the case may be;

                                  (iii)  with respect to the portion of the
                 outstanding principal amount of all Revolving Credit Loans and all Term Loans maintained as Reference Rate Loans payable quarterly and in arrears on the first Business Day of each calendar quarter commencing with the first date following the date of the making of such Revolving Credit Loans or Term Loans as, or their conversion into, Reference Rate Loans;

                                  (iv)  with respect to the portion of the
                 outstanding principal amount of all Revolving Credit Loans or Term Loans maintained as LIBO Rate Loans, the last day of each applicable Interest Period and, in connection with any such Revolving Credit Loan or Term Loans having a four-, five-, or six-month Interest Period, the day that would be the last day of a three-month Interest Period commencing on the same day as such four-, five-, or six-month Interest Period commences; and

                                  (v)  with respect to that portion of the
                 outstanding principal amount of all Revolving Credit Loans or Term Loans that is converted to Reference Rate Loans or LIBO Rate Loans on a day when interest otherwise would not have been payable pursuant to Section 2.2(c)(iii) or (iv) hereof, the date of such conversion.

                          (d)  The Agent may charge any account of the Company
maintained at the Agent for the principal of and interest on the Notes and for any other amounts due the Agent or any Bank pursuant to the Loan Documents.

                 SECTION 2.3 Procedures Applicable to Borrowings and Conversions. (a) Loans. Subject to the limitations applicable to Interest Periods for LIBO Rate Loans, the Company may borrow Revolving Credit Loans from the Banks on any Business Day (in the case of LIBO Rate Loans, on any Banking Day) during the Commitment Period or, as provided in Section 2.1(b), Term Loans from the Banks on any Business Day (or in the case of LIBO Rate Loans, on any Banking Day); provided, however, the Company shall give the Agent irrevocable written notice in the form of a Loan Request or Term Loan Conversion Request (which may be sent via teletransmission) as follows:

                                        (i)     in the case of a borrowing of a
                          Revolving Credit Loan or Term Loan as a Reference Rate Loan, on or before 12:00 noon, prevailing San Francisco time, on the Business Day next preceding the requested borrowing date (or irrevocable oral notice on or before 12:00 noon, prevailing San Francisco time, on such date confirmed in a Loan Request or Term Loan Conversion Request (which may be sent via teletransmission) no later than 4:00 p.m., prevailing San Francisco time, on such Business Day next preceding the borrowing date); and

                                        (ii)  in the case of a borrowing of a
                          Revolving Credit Loan or Term Loan as a LIBO Rate Loan, on or before 9:00 a.m., prevailing San Francisco time, on the third Banking Day preceding the first day of the requested Interest Period (or irrevocable oral notice on or before 9:00 a.m., prevailing San Francisco time, on such date confirmed in a Loan Request or Term Loan Conversion Request (which may be sent via teletransmission) no later than 4:00 p.m., prevailing San Francisco time, on such third Banking Day preceding the first day of the requested Interest Period).

If the Company furnishes a Loan Request or Term Loan Conversion Request to the Agent, but no election is made as to either the Loan type or Interest Period to be applicable thereto, the Loan will be made as a Reference Rate Loan. The Agent, promptly upon receipt of any Loan Request or Term Loan Conversion Request, whether oral or written, shall give notice thereof to the Banks. Each borrowing of a given Loan type shall be in an aggregate principal amount, together with Loans of the same Loan type to be continued as such and Loans of other Loan types to be converted to such Loan type on the same Business Day or Banking Day, as appropriate, of at least (A) $1,000,000 or any integral multiple thereof, in the case of Reference Rate Loans (other than Reference Rate Loans made pursuant to Section 2.4 hereof) and (B) $1,000,000 or any integral multiple thereof in the case of LIBO Rate Loans.

                          (b)  Funding Mechanics.

                                  (i)  Revolving Credit Loans.

                                        (A) Each Bank shall provide the Agent
                          with funds, on or before 12:00 noon, prevailing San Francisco time, on each borrowing date (other than the Effective Date) for a Revolving Credit Loan in an amount equal to such Bank's Percentage of the requested borrowing by transferring same day or immediately available funds to such account as the Agent shall specify from time to time by notice to the Banks. Except as otherwise provided in Section
                          2.4 hereof, on the date requested in such notice, the Agent shall make available to the Company at its account at such Bank or at such other account as the Company shall designate in the related Loan Request, in immediately available funds, the proceeds of the Revolving Credit Loans being made; provided, however, that the Agent shall be obligated to make the proceeds of such Revolving Credit Loans available only to the extent received by it from the Banks. No Bank's obligation to fund any Revolving Credit Loan shall be affected by any other Bank's failure to fund any Revolving Credit Loan, nor shall any Bank's commitment be increased as a result of any such failure of any other Bank.

                                        (B)  In the event that the Agent
                          advances proceeds of any Revolving Credit Loan to or for the account of the Company and one or more of the Banks fail to fund all or any portion of such Revolving Credit Loan, immediately upon receipt of notice from the Agent, (I) such Bank shall pay directly to the Agent the amount thereof together with interest thereon calculated if such payment is received by the Agent on or before the third Business Day following the date on which such funding was due, at the federal funds rate described in Section 2.3(b)(ii) hereof and in all other cases at the rate specified in Section 2.5 hereof and (II) if not paid by such Bank, the Company shall repay directly to the Agent such amount as will equal the amount that such Bank or Banks failed to fund, together with interest thereon at the applicable rate determined in accordance with Section 2.2(b) hereof.

                                  (ii) Remittances by the Agent. In the event that the Agent remits in same day or immediately available funds to any Bank its share of any payments to be made by the Company pursuant to this Agreement, the Revolving Credit Notes or the Term Loan Notes prior to the time that the Agent receives such payments from the Company, and the Company fails to make such payments when due, immediately upon receipt of notice from the Agent, such Bank shall repay directly to the Agent in same day or immediately available funds such amount as will equal the amount that the Company failed to pay, together with interest thereon at a rate equal to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published by the Federal Reserve Bank of New York (in Weekly Release H. 15) for the day on which the Company shall fail to make such payments, or, if such rate is not so published for any such day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

                          (c)  Continuations and Conversions.  Subject to the
limitations applicable to Interest Periods for LIBO Rate Loans, the Company may continue any LIBO Rate Loan as such for an additional Interest Period or convert any Loan of a given Loan type into a Loan of a different Loan type on any Business Day (in the case of LIBO Rate Loans to be continued or converted, on any Banking Day) during the Commitment Period; provided, however, that:

                                  (i)  the Company shall give the Agent
                 irrevocable written notice in the form of a Loan Request or Term Loan Conversion Request in the manner and by the applicable time specified in Section 2.3(a) hereof for the borrowing of a Loan of the Loan type to be converted to or continued and, if applicable, the Interest Period therefor;

                                  (ii) in the case of the continuation of less than all of the outstanding Loans of a given Loan type on the same Business Day, the aggregate principal amount of Loans of such Loan type to be continued as such, together with any Loans to be made as or converted to the same Loan type on such Business Day, shall not be less than $5,000,000 or an integral multiple thereof;

                                  (iii)  in the case of the conversion of less
                 than all of the outstanding Loans of a given Loan type to another Loan type on the same Business Day, the aggregate principal amount of Loans of such Loan type to be converted to another Loan type, together with any Loans of such other Loan type to be made or continued as such on such Business Day, shall not be less than $5,000,000 or any integral multiple thereof;

                                  (iv)  LIBO Rate Loans may be converted only
                 at the end of the then applicable Interest Period;

                                  (v)  no LIBO Rate Loan may be continued as
                 such, nor may any Loan be converted to a LIBO Rate Loan, for less than the minimum applicable Interest Period therefor; and





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
                                  (vi)  no LIBO Rate Loan may be continued as
                 such, nor may any Loan be converted to a LIBO Rate Loan, if any Default or Event of Default shall have occurred and be continuing as of any date during the period commencing on the date the Loan Request or Term Loan Conversion Request is required to be submitted to the Agent and ending on the first day of the requested Interest Period.

If the Company fails, in connection with the expiration of an Interest Period applicable to a Loan that is a LIBO Rate Loan, to furnish a Loan Request or Term Loan Conversion Request to the Agent for the continuation or conversion thereof or fails to elect a Loan type or permitted Interest Period therefor, or if the continuation or conversion of Loans as LIBO Rate Loans is prohibited due to the occurrence and continuance of a Default or Event of Default, such Loans (unless prepaid in accordance with the provisions of Section 2.4 hereof or accelerated in accordance with Section 9.1 hereof) shall be converted automatically to a Reference Rate Loan as of the expiration of the then applicable Interest Period. The Agent, promptly upon receipt of any Loan Request or Term Loan Conversion Request, shall give notice thereof to the Banks.

                 SECTION 2.4  Prepayments.

                          (a)  Voluntary.  Provided that such prepayment is
made with internally generated funds or proceeds from the sale of Capital Interests in or permitted Indebtedness of the Company, the Company from time to time may prepay Loans, in whole or in part, without premium or penalty (except as otherwise provided in Section 2.9 hereof), upon irrevocable written notice to the Agent, with a copy to the Agent, given at least as early before the proposed date of such prepayment as the corresponding time specified in Section 2.3(a) hereof for notice of the borrowing with respect to such Loan, specifying the date of prepayment and the amount of the prepayment; provided, however, that each partial prepayment of a Revolving Credit Loan or Term Loan shall be in an aggregate amount not less than $1,000,000 or any integral multiple thereof. If any such notice is given, the amount specified in such notice, shall be due and payable in the manner and by the time provided in Section 3.3 hereof on the date specified in such notice, together with accrued interest thereon to such date to the extent provided in Section 2.2(c) hereof. Any such prepayment of a Revolving Credit Loan may be reborrowed, subject to the terms and conditions of this Agreement, from time to time.

                          (b)  Mandatory.  If the aggregate outstanding
principal balance of the Loans exceeds the Aggregate Commitment, the Company shall make a prepayment of such Loans in the amount of such excess (rounded upwards to the next higher integral multiple of $1,000,000), together with accrued interest thereon to the date of prepayment, to the extent provided in
Section 2.2(c) hereof.  In connection with any such mandatory prepayment





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under this Section 2.4(b), the Company shall prepay Reference Rate Loans first, and LIBO Rate Loans last.

                 SECTION 2.5 Interest on Delinquent Payments. All unpaid amounts due under the Notes or any other Loan Document that are not paid when due (including, to the extent permitted by law, unpaid interest on the Notes) shall be payable upon demand and bear interest, subject to the provisions of
Section 10.13 hereof, from and including its due date until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(g) or (h) hereof) at an annual rate equal to the sum of (a) 2.00% plus (b) the Reference Rate. Such rate of interest shall be computed for the actual number of days elapsed on the basis of a 365- or 366-day year.

                 SECTION 2.6 Increased Costs. In the event any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, which:

                          (a)  subjects any Bank to any tax with respect to its
Commitment or any Loan (other than any tax on the overall net income of such Bank no matter in what jurisdiction); or

                          (b)  changes the basis of taxation of payments to
such Bank of principal of and/or interest on the Loans or its Commitment and/or fees and other amounts payable hereunder (other than any tax on the overall net income of such Bank no matter in what jurisdiction); or

                          (c)  imposes, modifies or deems applicable or results
in the application of or increases any reserve, special deposit, or similar requirement against extensions of credit or any deposits or other liabilities taken or entered into by such Bank (based upon such Bank's reasonable allocation of the aggregate of such requirements); or

                          (d)  imposes upon such Bank any other condition with
respect to its Commitment, the Loans or this Agreement;

and the result of any of the foregoing is to increase the actual cost to such Bank of making or maintaining its Commitment or the Loans hereunder or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Bank or to require such Bank to make any payment, in each case by or in an amount which such Bank reasonably deems material; or

                          (e)  if any Bank shall determine that any applicable
law, rule or regulation regarding capital adequacy, capital maintenance, capital ratios or other similar requirements against such Bank's Commitment or any Loan (including, without limitation, the issuance of any final rule or regulation), or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive or guideline regarding capital adequacy, capital maintenance, capital ratios or other similar requirements against such Bank's Commitment or any Loan (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on such Bank's capital (after giving effect to all applicable taxes on net income, no matter what the jurisdiction, and taking into consideration such Bank's policies with respect to capital adequacy);

then and in any such case set forth in paragraphs (a) through (e) above:

                                  (i)  such Bank shall notify the Company and
                 the Agent promptly in writing of the happening of such event;

                                  (ii)  such Bank shall deliver to the Company
                 and the Agent promptly a certificate of such Bank stating the event that has occurred or the reserve or requirements or other conditions that have affected such Bank or the request, directive, guideline or requirement with which it has compiled, together with the date thereof and the amount (based upon such Bank's reasonable policies as to the allocation of capital and costs, as applicable) of such increased cost, reduction or payment for one or more periods ending not later than the date of such certificate; and

                                  (iii)  The Company shall pay within 10 days
                 after the demand therefor such amount or amounts as will compensate such Bank for such additional cost, reduction or payment (without reduction or abatement for any participations sold to Participants).

The certificate of such Bank as to the additional amounts payable pursuant to this Section 2.6 delivered to the Company, in the absence of manifest error, shall be conclusive as to the amount thereof. The protection of this Section
2.6 shall be available to such Bank regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition that has been imposed. In the event that any such law, regulation or condition is subsequently held to be invalid or inapplicable and the result thereof is to eradicate any such additional cost, reduction or payment, such Bank shall promptly pay to the Company an amount equal to the amount of compensation paid by the Company to such Bank as a result of such invalid or inapplicable law, regulation or condition.

                 SECTION 2.7 Use of Proceeds. The proceeds of all Loans made to the Company hereunder shall be used by the Company to conduct its business of commercial financing and leasing and to make advances to its Subsidiary, FCC Holdings, to fund such

Subsidiary's business of owning, operating, and liquidating Repossessed Assets.

                 SECTION 2.8 Payments on Non-Business Days. Whenever any payment to be made under the Notes (other than principal of or any interest on LIBO Rate Loans), under this Agreement or any other Loan Document, shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or fees, as the case may be.

                 SECTION 2.9  Funding Losses.

                          (a)  The Company shall pay, within 10 days after the
written demand therefor, such amount as will compensate the Agent and the Banks for any loss or reasonable expense they may sustain as a consequence of:

                                  (i)  any default in payment of the principal
                 amount of any LIBO Rate Loan or any part thereof or interest accrued thereon, or any other amount due,

                                  (ii)  the occurrence of any Event of Default,

                                  (iii)  the receipt or recovery or conversion
                 for any reason (including without limitation mandatory prepayment pursuant to Section 2.4 hereof or mandatory conversion pursuant to Section 2.11 hereof) of all or any part of a LIBO Rate Loan prior to the last day of the applicable Interest Period therefor, or

                                  (iv)  any failure to borrow, convert to, or
                 continue any LIBO Rate Loan as such after submitting a Loan Request (whether oral or written) relating thereto to the Agent,

including, but not limited to, (A) any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a LIBO Rate Loan or any part thereof or (B) any loss of margin on reemployment of the funds so received or recovered.

                          (b)  Each Bank shall be entitled to fund its Loans in
such manner as it may determine in its sole discretion, including without limitation the London interbank market; provided, however, that, for the purposes of calculations under this Section 2.9, each LIBO Rate Loan shall be deemed to have been funded by the purchase in the London interbank euro-dollar market of a Dollar deposit in an amount comparable to the principal amount of such LIBO Rate Loan and having a maturity comparable to the applicable Interest Period therefor.

                          (c)  A certificate of the Agent or any Bank as to any
additional amounts payable pursuant to this Section 2.9 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Agent or such Bank set forth therein.

                 SECTION 2.10 Alternate Rate of Interest. In the event, and on each occasion on which, any Bank shall determine, on the day that is two (2) Banking Days prior to the commencement of any Interest Period for any of its LIBO Rate Loans, that:

                          (a)  Dollar deposits in an amount comparable to the
principal amount of such LIBO Rate Loan and having a scheduled maturity comparable to the Interest Period set forth in the related Loan Request or Term Loan Conversion Request are not generally available in the London interbank euro-dollar market,

                          (b)  the rate at which such Dollar deposits are being
offered will not adequately and fairly reflect the cost to such Bank of making or maintaining such LIBO Rate Loan during such Interest Period, or

       (c)  reasonable means do not exist for ascertaining the LIBO Rate,

such Bank, as soon as practicable thereafter, shall give oral notice of such determination to the Agent and the Company, promptly confirmed in writing (which may be by teletransmission), and to each of the other Banks. In the event of any such determination and until such Bank notifies the Company and the Agent that the circumstances giving rise to such notice no longer exist, no Revolving Credit Loans or Term Loans will be made as LIBO Rate Loans and no Revolving Credit Loans or Term Loans will be converted to or continued as LIBO Rate Loans, but shall convert to Reference Rate Loans at the end of the applicable Interest Period, if any, therefor. Each determination by such Bank hereunder shall be conclusive, absent manifest error.

                 SECTION 2.11 Change in Legality. If, anything to the contrary herein contained notwithstanding, any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing, shall make it unlawful or improper for any Bank to make or maintain any Revolving Credit Loans or Term Loans as LIBO Rate Loans, then, by oral notice to the Company and the Agent, promptly confirmed in writing (which may be by teletransmission), the Agent may:

                          (a)  declare that Revolving Credit Loans or Term
Loans thereafter will not be made by it as LIBO Rate Loans, whereupon the Company shall be prohibited from requesting Revolving Credit Loans or Term Loans of the Loan type or types covered by such declaration (the "Affected Loan Types") unless and until such declaration is withdrawn; and

                          (b)  require that all outstanding Revolving Credit
Loans or Term Loans of the Affected Loan Types be converted to Reference Rate Loans, in which event all such Revolving Credit Loans or Term Loans shall be converted automatically to Reference Rate Loans as of the end of their applicable Interest Periods or as of such earlier date as may be required of any Bank for the lawful or proper conduct of its lending activities.

                                  ARTICLE III
                               FEES AND PAYMENTS

                 SECTION 3.1  Fees Payable to Banks.

                          (a)  The Company shall pay to the Agent for the
account of the applicable Banks an annual commitment fee equal to 0.225% per annum on the average daily unused portion of the Aggregate Commitment for the period from the Effective Date to and including the last day of the Commitment Period, payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after the Effective Date and on the Revolving Credit Termination Date; provided, however, that the annual commitment fee shall be increased to 0.325% per annum on the average daily unused portion of the Aggregate Commitment for each day on which the Company's commercial paper does not have an Investment Grade Rating from at least two Rating Agencies; and provided, further, that the annual commitment fee shall be decreased to 0.20% per annum on the average daily unused portion of the Aggregate Commitment for each day on which the Company's commercial paper has an Investment Grade Rating from at least three Rating Agencies. Commitment fees for any period shall be calculated on the basis of a 365- or 366-day year for the actual number of days elapsed.

                          (b)  The Company shall pay to the Agent for the
account of the applicable Banks a utilization fee on the weighted average aggregate principal amount of Loans outstanding during the specified period equal to (i) 0.25% per annum for each day on which the aggregate principal amount of Loans outstanding is equal to or less than 25% of the Aggregate Commitment for such day, (ii) 0.375% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds 25% but is equal to or less than 50% of the Aggregate Commitment in effect for such day, and (iii) 0.50% per annum for each day on which the aggregate principal amount of Loans outstanding exceeds an amount equal to 50% of the Aggregate Commitment in effect for such day. The utilization fee shall be payable quarterly in arrears on the first Business Day of each calendar quarter during the Commitment Period, commencing with the first such date after the Effective Date and on the Revolving Credit Termination Date or, if applicable, the Term Loan Maturity Date, and shall be calculated on the basis of a 365 or 366 day year for the actual number of days elapsed.

                 SECTION 3.2 Agency Fee. The Company shall pay an agency fee to the Agent as provided in the agency fee letter dated as of the Effective Date of this Agreement.

                 SECTION 3.3  Payments.

                          (a)  Each payment (including each prepayment) by the
Company pursuant to this Agreement or the Notes, whether in respect of principal, interest, increased costs, or other amounts, shall be made by the Company to the Agent for the accounts of the Persons entitled thereto. All payments required to be made to the Agent shall be made, without set-off, withholding, deduction, or counterclaim, not later than 12:00 noon, prevailing San Francisco time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Company. Funds received after that time shall be deemed to have been received on the following Business Day.

                          (b)  The Agent shall promptly remit in same day or
immediately available funds to each Bank (or other holder of a Note notified to the Agent) its applicable share, if any, of such payments received by the Agent for the account of such Bank or holder.

                 SECTION 3.4  Taxes.

                          (a)  Any and all payments by the Company pursuant to
the Loan Documents shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes described in the parenthetical contained in Section 2.6(a) hereof and franchise taxes imposed on the Agent or any Bank by the jurisdiction under the laws of which the Agent or such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Indemnified Taxes"). If the Company shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under the other Loan Documents to the Agent or any Bank,

                                  (i)  the sum payable shall be increased as
                 may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.4) the Agent or such Bank shall receive an amount equal to the sum it would have received had no such deductions been made,

                                  (ii)  the Company shall make such deductions,

                                  (iii)  the Company shall pay the full amount
                 deducted to the relevant taxation authority or other authority in accordance with applicable law, and

                                  (iv)  the Company shall deliver to the Agent
                 evidence of such payment to the relevant Governmental
                 Authority.

                          (b)  In addition, the Company agrees to pay any
present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States of America or any State or political subdivision thereof or any applicable foreign jurisdiction that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes") and to deliver to the Agent evidence of such payment to the relevant Governmental Authority.

                          (c)  The Company will indemnify the Agent and the
Banks for the full amount of Indemnified Taxes and Other Taxes (including without limitation Indemnified Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.4) paid by the Agent or any Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after written demand therefor by the Agent or any Bank.

                          (d)  Without prejudice to the survival of any other
agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 3.4 shall survive the payment in full of principal, interest, fees and other amounts hereunder and under the other Loan Documents.

                          (e)  Each Bank, if any, that is not organized under
the laws of the United States of America or any State agrees (i) prior to the first payment of such Bank of any amounts due to such Bank under the Loan Documents, upon request by the Company, to execute and deliver to the Company and the Agent completed original counterparts of IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, upon request by the Company from time to time in order to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver to the Company and the Agent additional or supplemental completed original tax forms with respect to amounts due to such Bank under the Loan Documents as such Bank properly can execute in conformity with applicable law as in effect at the time.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                 In order to induce the Agent and the Banks to enter into this Agreement and to make the Loans herein provided for, the Company hereby makes the following representations and warranties, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations and warranties expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Loans are requested by the Company or made, continued or converted by any Bank:

                 SECTION 4.1 Status and Standing. The Company is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, is properly licensed, has the power and authority and the legal right to own its property and conduct the business in which it is engaged or currently proposes to engage and is duly licensed and qualified and in good standing under the laws of the each jurisdiction where the failure to qualify would have a Material Adverse Effect.

                 SECTION 4.2 Organizational Status of Subsidiaries. Schedule I annexed hereto correctly sets forth the name of each Subsidiary of the Company in existence on the date hereof, its jurisdiction and form of organization and the ownership of its Capital Interests. Each of such Subsidiaries is duly organized and validly existing in the form of organization indicated on Schedule I, duly licensed and in good standing under the laws of its jurisdiction of organization, and is duly licensed and qualified and in good standing in each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

                 SECTION 4.3 Location of Offices, Books and Records. Schedule II annexed hereto completely and accurately lists all places at which each of the Company and its Subsidiaries maintains, as of the date hereof, its books and records relating to its Finance Receivables and the collateral related thereto. The principal office or principal executive office of each of the Company and its Subsidiaries in each jurisdiction is correctly indicated on
Schedule II as of the date hereof.

                 SECTION 4.4  Organizational Power and Authority.

                          (a) The Company and its Subsidiaries have the
corporate power and authority and the legal right to execute, deliver and perform this Agreement and the other Loan Documents to which they are a party. The Company and its Subsidiaries have taken all necessary corporate action (including, but not limited to, the obtaining of any consent of the holders of its Capital Interests required by law or by the organizational documents thereof) to authorize the execution, delivery, and performance the Loan Documents to which they are a party or by which they otherwise are affected and to authorize the transactions contemplated hereby and thereby.

                          (b)  Foothill Group has the corporate power and
authority and the legal right to make, deliver and perform each Loan Document to which it is a party. Foothill Group has taken all necessary corporate action (including, but not limited to, the obtaining of any consent of the holders of its Capital Interests required by law or by the organizational documents thereof) to authorize the execution, delivery, and performance of the Loan Documents to which it is a party or by which it otherwise is affected and to authorize the transactions contemplated hereby and thereby.

                 SECTION 4.5 Enforceable Obligations. Each Loan Document, and each other agreement or undertaking executed by the Company, any Subsidiary thereof, or Foothill Group and delivered to the Agent constitutes the legal, valid, and binding obligation of the Company or such Subsidiary, or Foothill Group, as the case may be, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally, and general principles of equity, and there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against, or affecting, the Company, any Subsidiary thereof, or Foothill Group or any of their respective officers or directors calling into question the legality, validity or enforceability thereof.

                 SECTION 4.6 Absence of Conflicts. Neither the execution and delivery of this Agreement or any other Loan Document nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will

                          (a)  violate any law, or

                          (b)  conflict with or result in a breach of or a
default under or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any property of the Company or any Subsidiary of the Company pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Company or any such Subsidiary under or in connection with,

                                  (i) the articles of incorporation or by-laws (or other constituent documents) of the Company or any Subsidiary of the Company, or

                                  (ii)  any agreement or instrument to which
                 the Company or any Subsidiary of the Company is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound.

                 SECTION 4.7 No Burdensome Agreements. Neither the Company nor any Subsidiary thereof is a party to any agreement or instrument or subject to any restriction set forth in its organizational documents or provisions relating to its Capital Interests that has a Material Adverse Effect.

                 SECTION 4.8 No Material Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary thereof or any of their respective officers or directors before any court, arbitrator or governmental or administrative body or agency that, if adversely determined in the reasonable opinion of the Company acting in consultation with counsel, would have a Material Adverse Effect. No injunction, writ, restraining order or other order of any nature adverse to the Company or any Subsidiary thereof or the conduct of their respective businesses or inconsistent with the due consummation of any transaction contemplated by any Loan Document has been issued by any Governmental Authority. Neither the Company nor any Subsidiary thereof is in default under any applicable material statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over the Company or any Subsidiary thereof.

                 SECTION 4.9 Good Title to Properties. The Company and its Subsidiaries have good and marketable title to all their respective properties and assets, subject only to such defects in title as do not detract materially from the value of such property or assets or impair the use thereof in the operation of their respective businesses, and subject to no Liens of any kind other than Liens which are expressly permitted under this Agreement.

                 SECTION 4.10 Margin Regulations. The Company will apply the proceeds of the borrowings made pursuant to this Agreement only for the purposes set forth in Section 2.7 hereof. No part of the proceeds made hereunder and none of the proceeds of any loan or advance made by the Company or any Subsidiary thereof will at any time constitute "purpose credit" or "carrying credit" as such terms are defined in Regulation G of the Board (12 C.F.R. 207), or will be used for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of the Board (12 C.F.R. 224) or any violation of Regulation U of the Board (12 C.F.R. 221). In particular, without limitation of the foregoing, the Company will not use any part of the proceeds of the borrowings hereunder or any part of the proceeds of any loan or advance made by the Company or any Subsidiary thereof, directly or indirectly, (a) to reacquire any of its own publicly-held securities, or (b) to enable any other Person to acquire any publicly-held securities of the Company, or (c) to acquire for itself or for any other Person any other publicly-held equity securities of any kind, including, without limitation, any "margin stock," as such term is used in said Regulation G.

                 SECTION 4.11 Investment Company. Neither the Company nor any Subsidiary thereof is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                 SECTION 4.12 Disclosure. No representation or warranty made by, and no information regarding, the Company or any Subsidiary thereof in any Loan Document or any other document furnished from time to time in connection herewith or therewith (other than projections or forecasts of future financial performance), contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are or will be made, not misleading. The projections and forecasts of future financial performance of the Company delivered to the Agent and the Banks will be reasonable at the time they are delivered to the Agent and the Banks in light of then available current information. There is no fact known to the Company that has, or that in the future might have in the reasonable judgment of the Company, a Material Adverse Effect, except as set forth or referred to in this Agreement or in another document or instrument heretofore furnished to the Agent and the Banks.

                 SECTION 4.13 Taxes and Claims. Each of the Company and its Subsidiaries has filed or caused to be filed, all federal, state and local tax returns and reports that are required to be filed and has paid all taxes shown to be due and payable on said returns or any assessments made against it or any of its property and all other taxes, fees or charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be); and no tax Liens (other than those the amount or validity or which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conforming with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be) have been filed and, to the knowledge of the Company, no claims are being asserted with respect to any such taxes, fees or other charges. The income taxes chargeable against the income of the Company and its Subsidiaries are paid by the Foothill Group on consolidated income tax returns. The federal income tax liabilities of Foothill Group and each of its Subsidiaries have been finally determined by the Internal Revenue Service, or the time for audit has expired, for all fiscal periods ending on or prior to December 31, 1989; and all such liabilities (including all deficiencies assessed following audit) have been satisfied, except liabilities which would not be required to be satisfied under the provisions of Section 6.2 hereof. Schedule III describes all tax sharing arrangements or agreements to which the Company or any Subsidiary thereof is a party or is subject or bound.





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                 Each of the Company and its Subsidiaries, to the knowledge of the Company, has paid and discharged all lawful claims for labor, material, supplies and anything else that might or could, if unpaid, become a Lien on any of its properties (other than those the amount or validity of which are currently being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or its Subsidiaries, as the case may be).

                 SECTION 4.14 Trademarks, Patents, Etc. Each of the Company and its Subsidiaries possesses all trademarks and service marks (or has licenses for the use thereof), trade names, copyrights, patents, licenses, permits, approvals and consents (including, without limitation, licenses, approvals and consents of Governmental Authorities) and rights in any thereof, adequate for the conduct of their respective businesses as now conducted or as currently proposed to be conducted, without conflict with the rights or claimed rights of others.

                 SECTION 4.15 Consents. No consent, authorization or action of, or filing with, any Governmental Authority or any other Person is required to authorize, or otherwise is required of the Company or any Subsidiary thereof in connection with, the execution, delivery, performance, validity, or enforceability of any Loan Document or any of the instruments or documents to be delivered pursuant to any Loan Document.

                 SECTION 4.16  Employee Benefit Plans.

                          (a)  None of the Plans maintained at any time or
the trusts created thereunder has engaged in any Prohibited Transaction that could subject any such Plan or trust to a material tax or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA Sections 502(i) or 502(1).

                          (b)  The consummation of the transactions
contemplated hereby does not and will not involve any Prohibited Transaction that could subject the Company or an ERISA Affiliate to any material liability, tax or penalty imposed under Code Section 4975 or ERISA Sections 502(i) or 502(l).

                          (c)  Neither the Company nor any ERISA Affiliate
contributes to or maintains, or since 1974 has contributed to or maintained, any employee pension benefit plan within the meaning of Section 3(2) of ERISA, including any employee pension benefit plan subject to Title IV of ERISA or subject to the funding requirements of Section 412 of the Code.

                          (d)  All Plans have at all times been operated and
maintained in substantial compliance with ERISA and applicable provisions of the Code (including, but not limited to, Code Section 105). All Plans have substantially complied with, and are in substantial compliance with, Code
Section 4980B and Treasury Regulations (whether proposed or final) relating thereto. No Plan provides benefits to retired employees of the

Company or such ERISA Affiliate, except  to the extent required under Code
Section 4980B and Treasury Regulations (whether proposed or final) relating thereto.

                          (e)  Neither the Company nor any ERISA Affiliate,
individually or in the aggregate, has taken actions or undergone events which would cause liability to arise under WARN or regulations issued thereunder, or any applicable state law regarding employee terminations, mass layoffs or plant closings, and neither the Company nor any ERISA Affiliate is aware of the existence of any such actions or events.

                          (f)  The Company and each ERISA Affiliate have made
all contributions required to be made under each Plan as of the date of this Agreement.

                 SECTION 4.17 Financial Condition. The (a) consolidated balance sheet of the Company and its Consolidated Subsidiaries, and consolidated statements of income, cash flow, and retained earnings of the Company and its Consolidated Subsidiaries, as at the end of and for the fiscal year ended on December 31, 1993, as certified by Ernst & Young, independent certified public accountants, and (b) consolidated balance sheet of the Company and its Consolidated Subsidiaries for the fiscal quarter ended March 31, 1994, and related consolidated statements of income, cash flow, and retained earnings, as certified by the chief financial officer of the Company to be true and correct, in each case heretofore furnished to the Agent and the Banks, present fairly the financial condition of the Company and its Consolidated Subsidiaries as at the dates of such balance sheets, and the results of their operations for such periods. All such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the comparable preceding period.

                 SECTION 4.18 Environmental Laws, Etc. Except to the extent that none of the following has or would have a Material Adverse Effect:

                          (a)  all Property heretofore, now, or hereafter owned
or operated by the Company or any Subsidiary thereof and in their possession or over which they exercise control (including Repossessed Assets, collectively, the "Foothill Property") complied, complies and will comply in all material respects with all applicable federal, state and local environmental, health and safety statutes, guidelines, codes, ordinances and regulations;

                          (b)  the Foothill Property does not contain and has
not been, is not being, and will not be, used to generate, manufacture, refine, produce, store, handle, transfer, process, dispose of, or transport, any Hazardous Materials, the effect of which would be to (i) violate any applicable Federal, state or local law or regulation or (ii) cause the occurrence of any liability that would have a Material Adverse Effect; and

                          (c)  there are no underground storage tanks or
surface impoundments located on, under, or within the Foothill Property that
(i) are in violation of any applicable Federal, state or local law or regulation and (ii) the cost of remediation of which (to the extent not covered by insurance) would have a Material Adverse Effect.

                 SECTION 4.19 No Default or Event of Default; Compliance with Instruments. No event or condition has occurred and is continuing that constitutes a Default or an Event of Default or that would constitute a Default or Event of Default after notice or lapse of time or both. The Company and each Subsidiary thereof is (a) in compliance with its charter instruments and by-laws and (b) in substantial compliance with the terms of all agreements and instruments of any kind to which it is a party or subject (including but not limited to agreements to repay borrowed money, and guarantees, leases of real or personal property as lessor or lessee, contracts for future purchase or delivery of goods or rendering of services, powers of attorney, distribution arrangements, patent license agreements, collective bargaining agreements, employment agreements, bonus, pension or retirement plans, or vacation pay, insurance or welfare agreements), other than agreements or instruments, the breach or termination of which, singly and in the aggregate, would not have a Material Adverse Effect; and no party is in default thereunder and no event has occurred that, with the giving of notice or the passage of time or both, would constitute such a default.

                 SECTION 4.20 Solvency. The Company and each of its Subsidiaries is Solvent, and neither the Company nor any Subsidiary thereof, as a result of the transactions contemplated hereby or by any other Loan Document, will (a) become not Solvent, (b) be left with unreasonably small capital, or
(c) have liabilities (including contingencies) in excess of either the fair value or the then fair salable value of its assets.

                 SECTION 4.21 Proceeds. The Company shall apply the proceeds of all Loans to the conduct of its business of commercial financing and leasing and to make advances to its Subsidiary, FCC Holdings, to fund such Subsidiary's business of owning, operating and liquidating Repossessed Assets.

                 SECTION 4.22 No Material Adverse Change. As of the Effective Date, there has not occurred since December 31, 1993, a material adverse change in the business, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; there has not occurred any other event, act or condition which could have a Material Adverse Effect; and, as of the Effective Date, there is not threatened, with a reasonable likelihood of occurrence, either an adverse change since March 31, 1994, in the business, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or any other event, act or condition which could have a Material Adverse Effect.

                 SECTION 4.23 Insurance. The Company and each Subsidiary thereof maintain with financially sound and reputable insurers (not related to or affiliated with the Company) insurance with respect to their properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                 SECTION 4.24 Ownership and Subsidiaries. The Company is a wholly-owned Subsidiary of Foothill Group. The Company has no Subsidiaries except FCC Holdings. There are no options, warrants, calls, subscriptions, conversion rights, exchange rights, preemptive rights or other rights, agreements or arrangements (contingent or otherwise) which may in any circumstances now or hereafter obligate any Subsidiary to issue any shares of its capital stock.

                 SECTION 4.25 Partnerships and Other Affiliated Entities. Neither the Company nor any Subsidiary thereof (a) is or has agreed or otherwise has a duty to become a general partner of any person or otherwise generally liable for or on account of the liabilities, acts or omissions of another Person, (b) has agreed or otherwise has a duty to make capital contributions to or on account of another Person, or (c) has an interest in another Person or has or may have a liability to or on account of such Person which interest or liability could reasonably be expected to have a Material Adverse Effect.

                 SECTION 4.26  Other Debt.

                          (a)  Each offering and sale of Senior Indebtedness
and Subordinated Debt has been and will be made in accordance with the applicable terms of the Securities Act of 1933, as amended (including applicable rules and regulations thereunder), the Securities Exchange Act of 1934, as amended (including applicable rules and regulations thereunder), applicable state securities and "blue sky" laws and other applicable laws.

                          (b)  All of the obligations of the Company hereunder
constitute and will constitute "Superior Indebtedness" or "Senior Indebtedness" within the meaning ascribed to such term in all loan agreements, indentures, and other agreements relating to, and all notes evidencing, Subordinated Debt. The subordination provisions of such agreements and instruments relating to or evidencing Subordinated Debt are enforceable against Foothill Group and the holders from time to time (including any pledgee thereof and any trustee or other representative of such holders) of the Subordinated Debt in accordance with their respective terms.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

                 SECTION 5.1 Conditions to Initial Loans and Effectiveness. The obligations of the Banks to enter into this

Agreement and make the Initial Loans hereunder on the Effective Date are subject to the satisfaction of the following conditions precedent:

                          (a)  The Agent shall have received on behalf of the
Banks, on or before the Effective Date, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)   an original Revolving Credit Note
                 for each Bank executed by an Authorized Representative on behalf of the Company;

                                  (ii)  original counterparts of this
                 Agreement executed by an Authorized Representative on behalf of the Company for each Bank and the Agent;

                                  (iii) opinions, dated the Effective Date, of
                 counsel to the Company and Foothill Group, substantially in the form of Exhibit E hereto, for each Bank and the Agent; such opinions shall also cover such other matters incident to the transactions contemplated by this Agreement and the other Loan Documents as the Agent or any Bank reasonably may request, all such opinions being rendered at the request and direction and with the consent of the Company and Foothill Group;

                                  (iv) a copy of the Articles of Incorporation of the Company and all amendments thereto, certified as of a recent date by the Secretary of State of the State of California, and a copy of the Certificate of Incorporation of Foothill Group and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, each certified by the Secretary of the Company or Foothill Group to the effect that such organizational documents have not been amended since such date;

                                  (v) a copy of the by-laws of the Company and Foothill Group, in effect as of the Effective Date, certified by the Secretary of the Company or Foothill Group.

                                  (vi) certified copies of the resolutions or
                 other determinations of the Board of Directors of the Company and Foothill Group, approving each of the Loan Documents and each of the other instruments and documents to be executed and delivered to the Agent or the Banks pursuant to this Agreement or any other Loan Document, certified by the Secretary of the Company or Foothill Group, and certified copies of all documents evidencing other necessary organizational action and governmental approvals, if any, with respect thereto;

                                  (vii)  certificates of the Authorized
                 Representatives certifying on behalf of the Company and Foothill Group the names and true signatures of the officers of the Company who are authorized to sign each document to which it is a signatory and which is to be delivered hereunder or pursuant to any other Loan Document;

                                  (viii)  a Loan Request shall have been given
                 by the Company on or before the applicable time set forth in
                 Section 2.3(a) hereof;

                                  (ix)  an original Foothill Group
                 Subordination Agreement;

                                  (x)  a certificate of an Authorized
                 Representative to the effect that (A) the financial statements referred to in Section 6.1 hereof present fairly the financial condition of the Company and Foothill Group as of the respective dates of such financial statements, (B) no material adverse change in the condition (financial or otherwise) of the Company or any Subsidiary thereof has occurred since the respective dates of such financial statements, and (C) the representations and warranties of the Company or any Subsidiary thereof contained herein or in any other document or instrument submitted to the Agent or any Bank are true and correct in all material respects as of the date of such certificate (except to the extent any representation or warranty expressly related to an earlier date); and

                                  (xi)  copies of all other documents,
                 instruments and agreements requested by the Agent in connection with the transactions contemplated by this Agreement.

                          (b)  Each of the Company, any Subsidiary thereof and
Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as now conducted and as currently proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with the Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made. In addition, the Company, any Subsidiary thereof, and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of its counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of this Agreement, the other Loan Documents and any related documents.

                 SECTION 5.2 Conditions to All Loans. The obligations of the Banks to make any Loans (including the Initial Loans) are further subject to the satisfaction of the following conditions precedent:

                          (a)  a Loan Request or, if applicable, Term Loan
Conversion Request shall have been given by the Company on or before the applicable time set forth in Section 2.3 hereof;

                          (b)  if a Term Loan is to be made, an original
Term Loan Note for each Bank, executed by an Authorized Representative on behalf of the Company. Upon delivery of the Term Loan Notes, the Agent shall cause the Revolving Credit Notes to be marked replaced and returned to the Company;

                          (c)  each of the representations and warranties made
by the Company or any Subsidiary thereof in or pursuant to any Loan Document or which is contained in any agreement, instrument, certificate, document or other writing furnished at any time under or in connection with any Loan Document shall be true and correct in all material respects when made and on and as of the borrowing date for such Loans (except to the extent any such representation or warranty, including those contained in Section 4.22 hereof, expressly relates to an earlier date), and each of the covenants and agreements contained in any Loan Document shall have been performed on or prior to such date);

                          (d)  no Default or Event of Default shall have
occurred and be continuing on such date or after giving effect to the Loans to be made on such date; and

                          (e)  neither the making nor use of the Loans shall
cause any Bank to violate or conflict with any applicable law, rule, regulation or administrative guideline.

Each borrowing hereunder shall constitute a representation and warranty by the Company as of the date of such borrowing that the conditions set forth in this
Section 5.2 have been satisfied.

                 SECTION 5.3 Conditions to Extension of Termination Date. Any extension of the Revolving Credit Termination Date agreed to by the Banks pursuant to Section 2.1(d) hereof shall be subject to the satisfaction of the following conditions precedent:

                          (a)  The Agent shall have received on behalf of the
Banks that have agreed to extend the Revolving Credit Termination Date, on or before the expiration of the Initial Term, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)  a certificate of the Secretary or
                 Assistant Secretary of the Company, dated as of the last day of the Initial Term, as to true copies of all corporate action taken by the Company relative to the extension of the Revolving Credit Termination Date; and

                                  (ii)  opinions, dated as of the last day of
                 the Initial Term, of counsel to the Company and Foothill Group, substantially in form of Exhibit E hereto (as modified to the satisfaction of the Agent to take into account such extension of the Revolving Credit Termination Date), for each extending Bank and the Agent.

                          (b)  As of the last day of the Initial Term, each of
the Company, any Subsidiary thereof and Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as then conducted and then proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with the extension of the Revolving Credit Termination Date shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required in connection with the extension of the Revolving Credit Termination Date by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made, as the case may be. In addition, as of the last day of the Initial Term or Renewal Term, as applicable, the Company, any Subsidiary thereof, and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of its counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of documents related to the extension of the Revolving Credit Termination Date.

                 SECTION 5.4 Conditions to New Bank or Increase in Commitment. The addition of any New Bank pursuant to Section 2.1(f) hereof or the increase in the Commitment of a Bank pursuant to Section 2.1(e) hereof shall be subject to the satisfaction of the following conditions precedent:

                          (a)  The Agent shall have received on behalf of the
New Banks, and the Banks that have increased their Commitments and, if the Aggregate Commitment has been increased, all Banks, on or before the New Bank Effective Date or the effective date of the increase, as the case may be, the following, each in form and substance satisfactory to the Agent in all respects:

                                  (i)  an original Revolving Credit Note for
                 each New Bank and for each Bank that has increased its Commitment, all executed by an Authorized Representative on behalf of the Company; and

                                  (ii)  a certificate of the Secretary or
                 Assistant Secretary of the Company, dated as of the New Bank Effective Date or the effective date of such increase, as to true copies of all corporate action taken by the Company relative to each New Bank or increased Commitment, including the signatures and incumbency of each officer executing any new Notes.

                          (b)  As of each New Bank Effective Date or the
effective date of any increase in a Bank's Commitment, as applicable, each of the Company, any Subsidiary thereof and Foothill Group shall be duly organized and validly existing, shall have all licenses, permits and authorizations necessary to own its properties and to carry on its business as then conducted and as then proposed to be conducted and shall be in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification, and the Agent shall have received such evidence thereof as the Agent or its counsel may have requested in connection therewith.

                          (c)  All requisite organizational action and
proceedings, as the case may be, in connection with any New Bank, any increase in a Bank's Commitment and any increase in the Aggregate Commitment shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including without limitation, records of requisite organizational action and proceedings that the Agent and its counsel may have requested in connection therewith, such documents, where so requested, to be certified by Persons satisfactory to the Agent.

                          (d)  All necessary approvals, authorizations and
consents, if any, required in connection with any New Bank, any increase in a Bank's Commitment and any increase in the Aggregate Commitment by, and all filings with, any Governmental Authority having jurisdiction with respect to any of the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained or made, as the case may be. In addition, as of each New Bank Effective Date or the effective date of any increase in a Bank's Commitment, as applicable, the Company, any Subsidiary thereof and Foothill Group shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of their business unless failure to comply would not have a Material Adverse Effect.

                          (e)  The Company shall have paid all reasonable fees,
costs and expenses incurred or sustained by the Agent (including the fees and disbursements of their counsel, including, without limitation, actual charges and disbursements of "in house" counsel) in connection with the preparation, execution and delivery of documents related to the New Banks or increased Commitments.

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS

                 The Company covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Company to the Agent or the Banks under this Agreement and all other Loan Documents, are paid in full and the Aggregate Commitment is terminated, unless specifically waived in writing by the Agent on behalf of the Required Banks:

                 SECTION 6.1  Reporting and Information Requirements.

                          (a)  Annual Audit Reports.  As soon as practicable,
and in any event within 90 days after the close of each fiscal year of the Company, the Company shall furnish to the Agent and the Banks:

                                  (i)  consolidated and consolidating
                 statements of income, retained earnings and cash flow of Foothill Group and its Consolidated Subsidiaries for such fiscal year and consolidated and consolidating balance sheets of Foothill Group and its Consolidated

                 Subsidiaries as of the close of such fiscal year, and notes to each, and

                                  (ii)  consolidated and consolidating
                 statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such fiscal year and a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures of the preceding fiscal year, and all accompanied by a report thereon of Ernst & Young, or other independent public accountants of recognized national standing selected by the Company, containing an opinion unqualified as to scope limitations imposed by the Company, unqualified as to the Company being a going concern and otherwise without qualification except as therein noted, to the effect that the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the end of the fiscal year being reported on and that the consolidated results of the operations and cash flows for said year are in conformity with generally accepted accounting principles and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances;

                          (b)  Quarterly Reports.  As soon as practicable, and
in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Company, the Company shall furnish to the Agent and the Banks:

                                  (i) unaudited consolidated and consolidating statements of income, retained earnings and cash flows for Foothill Group and its Consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and unaudited consolidated and consolidating balance sheets of Foothill Group and its Consolidated Subsidiaries as of the close of such fiscal quarter, and exhibits to each, and

                                  (ii)  unaudited consolidated and
                 consolidating statements of income, retained and cash flow for the Company and its Consolidated Subsidiaries for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter, and an unaudited consolidated and consolidating balance sheet of the Company and its Consolidated Subsidiaries as of the close of such fiscal quarter, and exhibits to each.

all in reasonable detail, setting forth in comparative form the corresponding figures for the same period or as of the same date during the preceding fiscal quarter (except for the balance sheets, which shall set forth in comparative form the corresponding balance sheets as of the prior fiscal year end), and (except in the case of such consolidating statements) certified by an Authorized Representative of the Company as presenting fairly the financial position of the Company and its Consolidated Subsidiaries as of the end of such fiscal quarter, and the results of their operations and the changes in their financial position for such fiscal quarter, in conformity with GAAP, subject to year-end audit adjustments.

                          (c)  Compliance Certificates.  Within 90 days after
the end of each fiscal year of the Company and within 45 days after the end of each of the first three quarters of each fiscal year, the Company shall deliver to the Agent and the Banks a certificate dated as of the end of such fiscal year or quarter, signed on behalf of the Company by its Authorized Representative (i) stating that as of the date thereof no Default or Event of Default has occurred and is continuing or exists, or if a Default or Event of Default has occurred and is continuing or exists, specifying in detail the nature and period of existence thereof and any action with respect thereto taken or contemplated to be taken by the Company, (ii) stating in reasonable detail the information and calculations necessary to establish compliance with the provisions of Article VII and Sections 8.2(a)(vii), 8.2(a)(viii), 8.3 and
8.8 hereof and (iii) stating that the signer has personally reviewed this Agreement and that such certificate is based on an examination made by or under the supervision of the signer sufficient to assure that such certificate is accurate.

                          (d)  Accountant's Certificate.  Each set of
consolidated statements and balance sheet of the Company delivered pursuant to
Section 6.1(a) hereof shall be accompanied by a certificate or report dated as of the date of such statements and balance sheet by the accountants who certified such statements and balance sheet stating in substance that they have reviewed this Agreement and that in making the examination necessary for their certification of such statements and balance sheet they did not become aware of any Default or Event of Default, or if they did become so aware, such certificate or report shall state the nature and period of existence thereof.

                          (e)  Other Reports and Information.  Promptly upon
the issuance or filing thereof, the Company shall deliver to the Agent and the Banks a copy of all reports that the Company, any Subsidiary thereof or the Foothill Group shall file with the Securities and Exchange Commission (or any successor thereto), any other Governmental Authority with responsibility for regulating the business of the Company, any Subsidiary thereof, or Foothill Group or any securities exchange, and all reports, notices or statements sent to all holders of Capital Interests in or Indebtedness of the Company, any Subsidiary thereof or Foothill Group. The Company shall provide the Agent and the

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Banks with copies of any certificates or notices furnished to any party in respect of any optional redemption of, or default under, any Senior Indebtedness (other than arising under the Revolver Agreement) or Subordinated Debt, which notice or certificate shall be delivered concurrently with the Company's delivery of such certificate or notice to such other party.

                          (f)  Net Receivable Information.  As soon as
practicable and in any event within 45 days after the close of each of the first three fiscal quarters of the Company and within 90 days after the close of the fiscal year of the Company, the Company shall furnish to the Agent and the Banks a report (i) describing items included in the Net Amount of Finance Receivables and reports on Non-Performing Assets, in any case in excess of $1,000,000, (ii) describing the type and estimated market value of items included in Purchased Receivables in excess of $2,000,000, (iii) describing the type and estimated market value of items included in Purchased Receivables which are not secured or are not fully secured, (iv) listing each new Finance Receivable having a Net Amount in excess of $2,000,000 closed during such fiscal quarter, including a designation as to the type of Finance Receivable and a description of the collateral, (v) identifying the ten largest obligers by Net Amount of Finance Receivables, including a designation as to the type of Finance Receivable and a description of the collateral and (vi) listing all outstanding letters of credit and guarantees in excess of $1,000,000 as of the end of such fiscal quarter or fiscal year.

                          (g)  Further Information.  The Company will promptly
furnish to the Agent and the Banks such other information and in such form as any Bank or the Agent may reasonably request.

                 SECTION 6.2 Taxes and Claims. The Company and its Subsidiaries shall pay and discharge (a) all taxes, assessments and governmental charges upon or against them or their respective properties or assets prior to the date on which penalties attach thereto, unless and to the extent that such charges are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of the Company or such Subsidiary, as the case may be, and (b) all lawful claims, whether for labor, materials, supplies, services or anything else that might or could, if unpaid, become a Lien or charge upon the properties or assets of the Company or any Subsidiary thereof, which Lien would not be permitted under this Agreement, unless and to the extent such claims are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of the Company or such Subsidiary.

                 SECTION 6.3 Insurance. The Company and its Subsidiaries shall (a) keep all of their respective properties adequately insured at all times with responsible insurance carriers against loss or damage by fire ad other hazards, and (b) maintain adequate insurance at all times with responsible

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carriers against liability on account of damage to persons and property and under all applicable worker's compensation laws.  For the purposes of this
Section 6.3, insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

                 SECTION 6.4 Books and Records. The Company and its Subsidiaries shall maintain at all times true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and in compliance with the regulations of any Governmental Authority having jurisdiction over it.

                 SECTION 6.5 Properties in Good Condition. The Company and its Subsidiaries shall keep their respective properties in good repair, working order and condition (subject to such wear and tear as may occur in the ordinary course of business) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

                 SECTION 6.6 Inspection. The Company shall allow any representative of the Agent or any Bank to visit and inspect its properties and the properties of any Subsidiary of the Company, to examine and audit the books of account and other records and files of the Company and its Subsidiaries to make copies thereof and to discuss the affairs, business, finances and accounts of the Company and its Subsidiaries with their respective officers and employees, all at such reasonable times and as often as the Agent, the Issuing Bank or such Bank may request. Audits and inspections by or at the request of any Bank shall be at the expense of such Bank, and audits and inspections by or on behalf of the Agent shall be at the expense of all the Banks, except that, if an Event of Default shall have occurred and be continuing, all such audits and inspections by the Agent shall be at the expense of the Company. Any Bank may request an audit and inspection by the Agent if an Event of Default shall have occurred and be continuing.

                 SECTION 6.7  Pay Indebtedness and Perform Other Covenants.
The Company shall make full and timely payments of the principal of and interest on the Notes and all other amounts owed by the Company to the Agent or the Banks, whether now existing or hereafter arising, under the Agreement or otherwise, and the Company and its Subsidiaries shall comply duly with all the terms and covenants contained in each of the instruments and documents furnished in connection with or pursuant to the Loan Documents or otherwise, all at the times and places and in the manner set forth therein.

                 SECTION 6.8 Compliance With Laws. The Company and its Subsidiaries shall comply with all applicable laws and regulations, including but not limited to, federal, state and local laws and regulations relating to commercial lending,

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disclosure, collection and licensing, where the failure so to comply would have, in the opinion of management in consultation with counsel, a Material Adverse Effect.

                 SECTION 6.9 Notice of Certain Events. Promptly, but in no event later than ten Business Days after obtaining knowledge thereof, the Company shall give written notice to the Agent and the Banks of:

                          (a)  any litigation, including arbitrations, and any
investigations or proceedings before any Governmental Authority brought against the Company or any Subsidiary thereof (whether or not the claim is considered to be covered by insurance) that might, if determined adversely, have a Material Adverse Effect, or where the amount involved, when added together with all other amounts involved in any other litigation, investigation, arbitration or proceeding affecting the Company or any Subsidiary thereof, might have a Material Adverse Effect;

                          (b)  any written notice of a violation received by
the Company or any Subsidiary thereof from any Governmental Authority that, if such violation were established, might have a Material Adverse Effect;

                          (c)  any written notice of any change in its
commercial paper rating received by the Company from any Rating Agency; and

                          (d)  any Default or Event of Default, specifying the
nature and extent thereof and specifying the course of action to be taken by the Company to cure such Default or Event of Default.

                 SECTION 6.10 Environmental Laws, Etc. (a) Except to the extent that the following does not have and would not have, in the reasonable opinion of management, a Material Adverse Effect, the Company and each Subsidiary thereof shall: (i) keep all Property owned or operated by them or in their possession or over which they exercise control free of Hazardous Materials, (ii) comply with all requirements of all applicable federal, state and local environmental, health, safety and sanitation laws, ordinances, regulatory and administrative authorities with respect thereof, (iii) not use any Property to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, (iv) not knowingly make or acquire any Finance Receivable secured by Property that has been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process, or deal in any manner with Hazardous Materials except upon conducting an environmental liability review that is satisfactory in the reasonable opinion of management, (v) not knowingly foreclose on or repossess any Property that has been so used, (vi) not knowingly cause or permit the installation or placement of Hazardous Materials onto any Property or onto any adjacent property or suffer the presence of Hazardous Materials on any Property. The Company and its

Subsidiaries shall undertake promptly and pursue diligently to complete appropriate remedial clean up action in the event of any release of Hazardous Materials on, upon or into any property owned or operated by any of them or any Property adjacent thereto.

                          (b)  The Company agrees to provide the Agent with
copies of any notifications of releases of Hazardous Materials that the Company or any Subsidiary thereof either gives to or receives from any Governmental Authority or any other Person with respect to any Property owned or operated by any thereof or securing any Finance Receivable or Purchased Receivables, except where such release could not have a Material Adverse Effect. Such copies shall be sent to the Agent concurrently with the mailing or delivery of such copies of the Governmental Authority.

                 SECTION 6.11 Further Assurances. Upon the request of either the Agent or the Required Banks, the Company shall duly execute and deliver, or cause to be duly executed and delivered, to the Agent (without cost to the Agent or the Banks) such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of either the Agent or such Banks to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

                 SECTION 6.12 ERISA. The Company and each ERISA Affiliate shall comply with, and shall operate and maintain each Plan in compliance with, ERISA and all applicable provisions of the Code.

                 SECTION 6.13 Maintain Existence. The Company and each Subsidiary thereof shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect:

                          (a)  their current form of organization;

                          (b)  their good standing in their jurisdiction of
organization;

                          (c)  their qualification and good standing in each
jurisdiction in which the ownership of their properties or the nature of their business or both makes such qualification necessary or desirable; and

                          (d)  all their other rights, licenses, permits and
franchises,

the change, termination or loss of which might (other than as specified in clause (a) above) have a Material Adverse Effect; and shall conduct and operate their respective businesses in substantially the manner in which they currently are conducted and operated, without material alteration or change in the nature of such business; provided, however, that the merger of FCC Holdings into the Company shall not be deemed in and of itself to have a Material Adverse Effect.

                                  ARTICLE VII
                              FINANCIAL COVENANTS

                 The Company covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Company to the Agent or the Banks under this Agreement and all other Loan Documents, are paid in full and the Aggregate Commitment is terminated, the Company shall not, without the prior written consent of the Agent on behalf of the Required Banks, suffer or permit:

                 SECTION 7.1 Adjusted Consolidated Net Worth. Adjusted Consolidated Net Worth shall not be less than $75,000,000 at any time.

                 SECTION 7.2  Indebtedness.

                          (a) Outstanding Senior Indebtedness (other than
Guaranties) shall not exceed an amount equal to 340% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Subordinated Debt.

                          (b)  Outstanding Subordinated Debt shall not exceed
an amount equal to 125% of Adjusted Consolidated Net Worth.

                          (c)  Outstanding Senior Subordinated Debt shall not
exceed an amount equal to 60% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Junior Subordinated Debt.

                 Notwithstanding the foregoing, the Company agrees that the Banks shall have the benefit of the covenants contained in Section 9.6A of the Loan Agreement dated as of November 10, 1980 between the Company and each of the lenders named therein; provided that the Banks shall only be entitled to the benefits of said section 9.6A so long as said section has not been amended to be less restrictive than Section 7.2 hereof or any notes issued under the Loan Agreement dated as of November 10, 1980 shall remain outstanding; provided, however, the Company shall at all times be and remain subject to the provisions of Section 7.2 hereof.

                 SECTION 7.3 Unused Committed Bank Credit Facilities. The sum of (i) the aggregate outstanding face amount of commercial paper issued by the Company and (ii) the aggregate outstanding principal amount of loans permitted by Section 8.2(a)(ii)(B)(II) hereof shall not exceed the aggregate unborrowed amount available to the Company at such time under committed credit facilities.

                 SECTION 7.4 Purchased Receivables. The Net Amount of Purchased Receivables shall not exceed $75,000,000.

                 SECTION 7.5 Industry Concentration. The aggregate Net Amount of all Finance Receivables owed by all borrowers in any single industry, as defined by two-digit SIC codes, shall not exceed an amount equal to 10% of Consolidated Assets at the end of any two consecutive fiscal quarters of the Company. Notwithstanding the foregoing, Wholesale Trade Durable Goods (SIC Code 50) and Wholesale Trade Non-Durable Goods (SIC Code 51) shall be excluded from the above limitation.

                 SECTION 7.6 Settlement Securities. The aggregate book value (as measured by original cost) of all Settlement Securities granted to and held by the Company or any of its Subsidiaries shall not exceed 7.5% of Consolidated Assets.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

                 The Company covenants and agrees that until the Notes, together with interest and all other Obligations of the Company to the Agent or the Banks under this Agreement and the other Loan Documents, are paid in full and the Aggregate Commitment is terminated, the Company shall not, without the prior written consent of the Agent on behalf of the Required Banks, do or suffer to occur or exist or agree to be liable to do, any of the following:

                 SECTION 8.1 Liens. The Company shall not, and shall not permit any Subsidiary to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except:

                          (a)  Liens on Property existing on the Effective Date
which secure Indebtedness in an aggregate amount of less than $100,000;

                          (b)  Liens constituting renewals, extensions or
replacements of Liens permitted by clause (a) above, provided that the principal amount of the Indebtedness secured by any such new Lien does not exceed the principal amount of the Indebtedness being renewed, extended or refunded at the time of renewal, extension or refunding thereof and that such new Lien attaches only to the same property subject to such earlier Lien;

                          (c)  Liens securing taxes, assessments or
governmental charge or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or that are being contested diligently in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the Company or the applicable Subsidiary thereof;

                          (d)  other Liens (including pledges or deposits in
accordance with worker's compensation laws), incidental to the conduct of its business or the ownership of its property and assets, that are not incurred in connection with the borrowing of money or the obtaining of advances or credit, and that in the

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aggregate do not detract materially from the value of its property or assets, or materially impair the use thereof in the operation of its business;

                          (e)  attachment, judgment and other similar Liens
arising in connection with court proceedings, provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being contested diligently in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of the Company or the applicable Subsidiary thereof;

                          (f)  purchase money Liens on tangible personal
property securing all or part of the purchase price thereof payable by the Company or a Subsidiary thereof (including, without limitation, tangible personal property acquired to be leased to customers of the Company or any Subsidiary thereof in the ordinary course of business) and Liens (whether or not assumed) existing in property at the time of purchase thereof by the Company or any Subsidiary thereof, as the case may be; provided that each such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof;

                          (g)  zoning restrictions, easements, minor
restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not secure the payment of money or the performance of an obligation and that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, the Company or any Subsidiary thereof;

                          (h)  Liens on assets of the Company acquired by the
Company as a result of foreclosures or deeds in lieu relating to collateral securing extensions of credit by the Company made in the ordinary course of business; provided, that in each such case such Lien is limited to such acquired asset; and

                          (i)  Liens (exclusive of those described in
subparagraphs (a) through (h) above) that secure or represent the incurring of Indebtedness the repayment of which in the aggregate for the Company and its Subsidiaries does not exceed $100,000 per fiscal year of the Company.

In no event shall this Section 8.1 be construed to permit any Lien imposed by, or required to be granted pursuant to, ERISA or any environmental law or any Lien on Capital Interests of any direct or indirect Subsidiary of the Company.

                 SECTION 8.2  Indebtedness.

                          (a) The Company shall not, and shall not permit any
Subsidiary thereof to, create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except:

                                  (i)  Indebtedness to the Agent and the Banks
                 arising hereunder or under any of the other Loan

                 Documents and, prior to the Effective Date, Indebtedness under the Existing Loan Agreement;

                               (ii)  the following other Senior
                 Indebtedness:

                                    (A)  Permitted Senior Debt, and

                                    (B)  subject to compliance with the
                        requirements of Section 7.3 hereof,

                                        (I)  Indebtedness evidenced by
                                  commercial paper issued by the Company,

                                        (II)  Indebtedness in respect of loans
                                  under uncommitted credit facilities extended by any financial institution provided that, the covenants, defaults and other requirements applicable to such Indebtedness are no more restrictive upon the Company and its Subsidiaries than those contained in the Loan Documents;

                               (iii)  Permitted Subordinated Debt;

                               (iv)  Indebtedness secured by a Lien
                 described in subsections (f) or (h) of Section 8.1 hereof; provided that any such Indebtedness that is secured by a Lien described in such subsection (h) is not assumed by the Company or any Subsidiary thereof;

                               (v)  unsecured accounts payable and other
                 current liabilities incurred in the ordinary course of business other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments;

                               (vi)  obligations to return cash collateral
                 or security deposits taken as collateral for loans and leases extended by the Company in the ordinary course of its business;

                               (vii)  the following other Indebtedness:

                                        (A)  contingent liabilities arising
                          from the endorsement of negotiable or other instruments for deposit or collection or similar transactions in the ordinary course of business;

                                        (B)  Indebtedness in respect of letters
                          of credit and guarantees, whether (I) issued directly by the Company or by a financial institution for the account of the Company or of third party customers of the Company, in either case fully supported by collateral pledged to the Company by third parties under existing credit facilities, issued in the ordinary course of the Company's business under usual and customary terms for the account of persons who are not Affiliates or Subsidiaries of the Company or Foothill Group or (II) issued by a financial institution for the account of the Company to secure or support interest rate swaps, caps, collars or other interest rate risk management contracts entered into by the Company, provided, the aggregate contingent liability of the Company under such letters of credit and guarantees does not at any time exceed an amount equal to 60% of Consolidated Net Worth at such time;

                                        (C)  indemnities by the Company or any
                          Subsidiary thereof of the liabilities of its directors or officers pursuant to provisions contained in its articles of incorporation or by-laws or as otherwise permitted by applicable law; and

                                  (viii)  advances to, and other Indebtedness
                 of, any Subsidiary of the Company owed to or held by the Company, provided that the aggregate of all such advances and other Indebtedness at any time outstanding does not exceed an amount equal to 6% of Consolidated Net Worth at such time.

                          (b)  The Company shall not, and shall not permit any
Subsidiary thereof to, enter into any arrangements, directly or indirectly, with any Person, whereby the Company or any Subsidiary thereof shall sell or transfer any property, whether now owned or hereafter acquired, used or useful in its business in connection with the rental or lease of the property so sold or transferred or of other property that the Company or any Subsidiary thereof intends to use for substantially the same purpose or purposes as the property so sold or transferred.

                 SECTION 8.3  Restricted Payments.

                          (a) the Company, on a consolidated basis with its
subsidiaries, shall not make, or commit to make, any Restricted Payment if after giving effect to the proposed Restricted Payment, at the date of declaration in the case of a dividend or at the date of distribution in the case of any other proposed Restricted Payment (each such date, as the case may be, being herein called the "Computation Date"),

                                  (i)  the sum of

                                        (A)  the aggregate amount of all
                          dividends (other than dividends payable solely in Capital Interests of the Company) declared during the period commencing January 1, 1994 and ending on the Computation date (herein called the "Computation Period"), plus

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                                        (B)  the aggregate amount of all other
                          Restricted Payments made during the Computation Period (and any commitments for other Restricted Payments during the Computation Period and outstanding on the Computation Date)

                 exceeds $15,326,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;

                                  (ii) the sum of all such Restricted Payments for the current fiscal year exceeds Consolidated Net Income for the immediately preceding fiscal year; and

                                  (iii) at the time of such Restricted Payment and immediately after giving effect thereto, a Default or Event of Default shall have occurred and be continuing.

                          (b)  Notwithstanding the foregoing restrictions of
this Section 8.3, the Company may make an optional payment in respect of any outstanding Subordinated Debt in exchange for, or out of the net proceeds of the substantially concurrent sale of, its Capital Interests or other Subordinated Debt, and no such optional payment shall be included in any computation for the above subsection (a).

                 SECTION 8.4 Investments. The Company shall not make or obligate itself to make, and shall not permit any Subsidiary to make or obligate itself to make any Restricted Investment, except:

                          (a)  trade credit extended, and loans and advances
extended to subcontractors or suppliers, under usual and customary terms in the ordinary course of business;

                          (b)  advances to employees to meet expenses incurred
by such employees in the ordinary course of business;

                          (c)  subject to Section 8.10 hereof, credit extended
under usual and customary terms in the ordinary course of the Company's business to Persons who are not Affiliates or Subsidiaries of the Company or Foothill Group;

                          (d)  subject to Section 7.6 hereof, Settlement
Securities;

                          (e)  Capital Interests in Persons that, as of the
Effective Date, are Subsidiaries;

                          (f)  advances by the Company to, and other
Indebtedness held by the Company of, any Subsidiary thereof; provided, that such advances and other Indebtedness are permitted pursuant to Section 8.2(a)(viii) hereof; and

                          (g)  subject to Section 7.4, Public Debt Securities
and Non-Public Debt Instruments.

                 SECTION 8.5  Merger, Consolidation, Sale and Transfer of
Assets.

                          (a)  The Company shall not, and shall not permit any
Subsidiary thereof to, enter into any transaction of merger, consolidation, partnership, or joint venture with, or transfer, sell, assign, lease, or otherwise dispose of their respective properties or assets to any Person or purchase all or a substantial portion of the properties or assets of any other Person from such Person, other than in the ordinary course of business, except that:

                                  (i)  The Company may make cash acquisitions
                 of secured commercial finance or leasing portfolios in an amount, in any fiscal year, up to 10% of Consolidated Assets as of the end of the previous fiscal year;

                                  (ii)  The Company may sell or dispose of
                 assets, other than in the ordinary course of business, in an amount, in any fiscal year, up to 2.5% of Consolidated Assets as of the end of the previous fiscal year; and

                                  (iii)  Any Subsidiary of the Company may
                 consolidate or merge into the Company, provided that the Company is the survivor of any such consolidation or merger.

                          (b)  The Company shall not, and shall not permit any
Subsidiary thereof to, sell to any Person (other than the Company or a Subsidiary thereof) any Capital Interests in any Subsidiary of the Company owned by the Company or any other Subsidiary thereof.

                 SECTION 8.6 Permitted Business. The Company shall not engage in any business which is substantially different from the business of secured commercial financing and leasing. FCC Holdings shall only engage in its business of owning, operating and liquidating Repossessed Assets.

                 SECTION 8.7 Amendments of Agreements. The Company shall not amend, modify or change, in any material respect, any of the terms of its Subordinated Debt if after giving effect to such modification, such Subordinated Debt would fail to qualify as Permitted Subordinated Debt if newly issued upon such modified terms (other than because of its then remaining maturity and weighted average life to maturity). The Company shall not amend, modify, or change any of the terms of the subordination provisions applicable to any Subordinated Debt. The Company will not amend, modify or change in any material respect any of the terms of its Senior Indebtedness if, after giving effect to such

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modification, such Senior Indebtedness would fail to qualify as Permitted
Senior Debt if newly issued upon such modified terms.

                 SECTION 8.8  Transactions with Affiliates.

                          (a) Neither the Company nor any Subsidiary thereof
shall enter into, or cause, suffer, or permit to exist, any transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate, on terms that are less favorable to it than those that would be obtainable at the time from any Person that is not such an Affiliate.

                          (b)  neither the Company nor any Subsidiary thereof
shall make any payments to or on behalf of, or transfer funds to, Foothill Group or any Subsidiary thereof, except that if no Default or Event of Default has occurred and is continuing or exists or would occur or exist as a result thereof:

                                  (i) the Company and its Subsidiaries may pay allocated administrative overhead expenses in an aggregate amount not to exceed 2% of Total Revenues per fiscal year of the Company, to the extent charged to the Company and its Subsidiaries by Foothill Group;

                                  (ii)  the Company and its Subsidiaries may
                 pay taxes chargeable, on the basis of GAAP, to the Company and such Subsidiaries in accordance with the tax sharing arrangements described on Schedule III;

                                  (iii)  subject to the provisions of the
                 Foothill Group Subordination Agreement, the Company may make regularly scheduled payments on account of the Foothill Group Subordinated Debt; and

                                  (iv)  the Company may pay dividends on its
                 Capital Interests held by Foothill Group and other Restricted Payments to the extent such payments otherwise are permitted under the provisions of Section 8.3 hereof.

                          (c)  The Company and its Subsidiaries may carry out
such transactions with its Affiliates as are described on Schedule IV hereto.

                 SECTION 8.9 Inconsistent Agreements. The Company shall not, and shall not permit any Subsidiary thereof to, enter into any agreement that contains any provisions that would be violated or breached by any borrowings hereunder or by the performance by the Company or any Subsidiaries of their respective obligations under any of the Loan Documents or by the granting of any security for the pro rata benefit of the holders of the obligations of the Company hereunder and other Senior Indebtedness on a pari passu basis. The Company shall not, and shall not permit any Subsidiary thereof to, enter into, become or remain subject to any agreement or instrument to which the

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Company or such Subsidiary is a party or by which either of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound that would prohibit or require the consent of any Person to any amendment, modification or supplement to any of the Loan Documents.

                 SECTION 8.10 Borrower Concentration. The Company will not enter into any lending arrangement with any borrower if, immediately after the consummation of such lending arrangement and after giving effect thereto: (a) there shall be more than ten borrowers for which the aggregate principal amount of all loans, letters of credit, guarantees and other obligations by the Company to each such borrower exceeds 10% of Consolidated Capital Funds or (b) the aggregate principal amount of all loans, letters of credit, guarantees and other obligations by the Company to such borrower would exceed 15% of Consolidated Capital Funds.

                 SECTION 8.11 Subsidiaries. The Company shall not, and shall not permit any Subsidiary thereof to, undertake or cause the incorporation or organization of any Subsidiaries.

                 SECTION 8.12 Consolidated Tax Return. The Company shall not, and shall not suffer any Subsidiary thereof to, file or consent to the filing of any consolidated income tax return with any Person other than Foothill Group and its Subsidiaries or to pay income tax liabilities otherwise than in accordance with the tax sharing arrangements described on Schedule III.

                 SECTION 8.13 Compliance with ERISA. The Company shall not permit or suffer to exist any Prohibited Transaction involving any of the Plans or any trust created thereunder that would subject the Company or any ERISA Affiliate to a material tax or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA Sections 502(i) or 502(1); fail to pay to any Plan any required contribution under the terms of such Plan; permit or suffer to exist any liability under Code Section 4980B or Treasury Regulations (whether proposed or final) relating thereto; or permit or suffer to exist any tax or penalty for failure to comply with the requirements of Title of ERISA, which singly or in the aggregate would result in any material liability, tax or penalty to the Company and/or any ERISA Affiliate.

                                   ARTICLE IX
                             DEFAULTS AND REMEDIES

                 SECTION 9.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                          (a)  if default shall be made by the Company in the
due and punctual payment of the principal of or interest on

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any of the Loans or any other amounts due and owing to the Agent or the Banks, when and as the same shall become due and payable and, with respect to defaults in payment other than payment of principal, such default shall continue for more than two days;

                          (b)  if default shall be made by the Company, or any
Subsidiary thereof in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in Section 6.2, 6.4, 6.13,
Article VII or Article VIII hereof;

                          (c)  if default shall be made by the Company or any
Subsidiary thereof in the performance or observance of, or shall occur under, any other covenant, agreement or provision of this Agreement (other than Section 6.7 hereof) and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company or such Subsidiary, as the case may be;

                          (d)  if default shall be made by the Company or any
Subsidiary thereof in the performance or observance of, or shall occur under, any covenant, agreement or provision of any other Loan Document or in any other agreement, instrument or document delivered to the Agent or the Banks and such default shall not have been remedied within such grace or cure period, if any, as may be provided therefor;

                          (e)  if the Company or any Subsidiary thereof shall
default (i) in the payment of any principal, interest or premium with respect to any Indebtedness (other than Indebtedness under the Loan Documents) for borrowed money or any obligation that is the substantive equivalent thereof and such default shall continue for more than the period of grace, if any, therein specified, and (ii) the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due or requiring the Company to repurchase or repay prior to its scheduled maturity;

                          (f)  if any representation or warranty or any other
statement of fact herein or in the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, or in any writing, certificate, report or statement at any time furnished by the Company or any Subsidiary thereof to the Agent or any of the Banks pursuant to or in connection with this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect when made;

                          (g)  if the Company or any Subsidiary thereof shall
admit in writing its inability to pay its debts or obligations or shall file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its

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property; file a petition or an answer to a petition under any chapter of the
United States Bankruptcy Code, as amended (11 U.S.C. 101 et seq.); or file a petition or seek relief under or take advantage or any other similar law of the United States of America, any state thereof or any foreign country;

                          (h)  if a court of competent jurisdiction shall enter
an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of the Company or any Subsidiary thereof or of the whole or substantially all of the property of any thereof, or enter an order for relief against the Company or any Subsidiary thereof in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grant relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of the Company or any Subsidiary thereof or of the whole or substantially all of the property of any thereof; or if there is commenced against the Company or any Subsidiary thereof any proceeding for any of the foregoing relief or if a petition is filed against the Company or any Subsidiary thereof under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or if the Company or any Subsidiary thereof by an act indicates its consent to, approval of or acquiescence in any such proceeding or petition;

                          (i)  if any judgment or judgments against the Company
or any Subsidiary thereof or any attachment or execution against any of their respective properties for any amount or amounts, in any case or in the aggregate, in excess of $500,000 shall remain unpaid, unstayed, undismissed or unbonded for a period of more than 60 days;

                          (j)  if (i) any Person shall engage in any Prohibited
Transaction involving any Plan, or (ii) any other event or condition shall occur or exist with respect to a Plan; and in the case of clause (i) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any of its ERISA Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Company or such Subsidiary;

                          (k)  if Capital Interests of the Company are pledged
as security for any obligations of Foothill Group;

                          (l)  if a Change in Control shall occur; or

                          (m)  if any term or provision of the subordination
provisions contained in the documents related to the Subordinated

Debt shall cease to be in full force and effect, or the Company, Foothill Group, or any holder of any Subordinated Debt (or any trustee or agent on behalf of, or pledgee of such holders) shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest any term or provision of such subordination provisions;

then, in the case of an Event of Default described in clause (g) or (h) above, the Aggregate Commitment shall automatically terminate and the unpaid balance of the Notes and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall automatically (without any action on the part of the Agent or any Bank and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and, in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing, the Agent, upon the direction of the Required Banks, shall declare (i) the Aggregate Commitment to be terminated, whereupon the obligation of the Banks to make further Loans hereunder shall terminate immediately, and (ii) the Notes to be due and payable, whereupon the then unpaid balance of the Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding.

                 SECTION 9.2 Suits for Enforcement. In case any one or more Events of Default shall occur and be continuing, the Agent and the Banks may proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the other Loan Documents, or in any other instrument delivered in connection with or pursuant to this Agreement or the other Loan Documents or to enforce the payment of the Notes or any other legal or equitable right or remedy.

                 SECTION 9.3 Rights and Remedies Cumulative. No right or remedy herein conferred upon the Banks or the Agent is intended to be exclusive of any other right or remedy contained herein or in the other Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement or the other Loan Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

                 SECTION 9.4 Rights and Remedies Not Waived. No course of dealing between the Company and any of the Banks or the Agent or any failure or delay on the part of any Bank or the Agent in exercising any rights or remedies hereunder shall operate as a

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waiver of any rights or remedies of such or any other Bank or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

                                   ARTICLE X
                                 MISCELLANEOUS

                 SECTION 10.1 Collection Costs. In the event that the Banks or the Agent or any of them shall retain or engage an attorney or attorneys (including "in house" counsel) to collect or enforce or protect its interests with respect to this Agreement, any of the other Loan Documents, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, including, without limitation, each of the documents referred to in
Section 5.1 hereof, or to protect the rights of any holder or holders with respect thereto, the Company shall pay, within 10 days after demand therefor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees and disbursements (actual charges and disbursements in the case of "in house" counsel), and the Banks or the Agent or the holders of such Notes, as the case may be, may take judgment for all such amounts, in addition to the unpaid principal balance of the Notes and accrued interest thereon and any accrued and unpaid fees and expenses due and payable hereunder.

                 SECTION 10.2 Modification and Waiver. No modification, amendment or waiver of any provision of any Loan Document, nor any consent by the Banks or the Agent to any departure therefrom by the Company or any Subsidiary thereof shall be effective unless such modification, amendment, waiver or consent shall be in writing and signed by the Required Banks and then such modification, amendment, waiver or consent shall be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing; provided, however, that (a) no provision of Article XI hereof or any provision governing or providing for the rights or duties of the Agent can be amended, modified or waived except with the written consent of the Agent, (b) none of the following may be amended, modified or waived except with the written consent of all the Banks: (i) the definition of "Required Banks," or (ii) any provision governing or providing for: the rate of interest payable on the Loans, the mandatory prepayments of principal thereof or fees or other amounts payable to any of the Banks or the scheduled maturity of the Loans, and (c) none of the following may be amended, modified or waived except with the written consent of all the Banks and the Agent: the definitions of "Aggregate Commitment", "Commitment Period", Revolving Credit Loans", or any other provisions of this Agreement that relate to the Loans or the Aggregate Commitment. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. By the execution hereof, each Bank consents to the termination of the Subordination Agreement, dated as of June 30, 1993, entered into by the Company and Foothill Group.

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                 SECTION 10.3  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES AND
THE RIGHTS AND DUTIES OF THE PARTIES THEREUNDER AND WITH RESPECT TO INTEREST, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                 SECTION 10.4 Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (a) three days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, (b) on the day of delivery if personally delivered, addresses, as the case may be, to the Banks, the Agent at their respective Notice of Addresses set forth on Exhibit A hereto, and the Company at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025 (Attention: David C. Hilton) with a copy of each notice to the Company to

                 Buchalter, Nemer, Fields & Younger
                 601 S. Figueroa Street, Suite 2400
                 Los Angeles, California  90017
                 (Attention:  Robert C. Colton, Esq.)

or to such other person or address as any other shall designate to the others from time to time in writing forwarded in like manner, or (c) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice and by one of the other two methods listed above.

                 SECTION 10.5 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied except that if, because of a change in GAAP, a Person would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with such Person's previous accounting methods or policy unless the Required Banks otherwise direct. Unless otherwise specified herein all financial statements required to be delivered hereunder, shall be prepared and all financial records shall be maintained in accordance with GAAP.

                 SECTION 10.6  Costs and Expenses; Indemnity.

                          (a)  The Company agrees to pay on demand all
reasonable out-of-pocket costs and expenses incurred by (i) the Agent in connection with the preparation, execution, delivery, filing, recording, administration, modification, restatement or amendment of this Agreement, the other Loan Documents and all instruments and documents delivered pursuant to this Agreement or the other Loan Documents (including any Assignments, waivers or consents that may be requested by the Company) including, without limitation, each of the documents referred to in Section 5.1 hereof, (ii) the Banks and the Agent in connection with enforcement (whether in the context of a civil action, adversary proceeding, bankruptcy or otherwise, but excluding any negotiated workout) of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees (including "in-house" counsel), audit charges, appraisal fees, search fees and filing fees, and (iii) the Agent in connection with any negotiated workout of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees, audit charges, appraisal fees, search fees and filing fees. The Company agrees to be responsible for payment of the amounts referred to in this Section 10.6 whether or not any Loans are made hereunder.

                          (b)     The Company further agrees to indemnify and
save harmless the Banks (without reduction or abatement for any participations sold to Participants), and the Agent and each of their respective officers, directors, employees, agents, attorneys-in-fact and Affiliates from and against any and all actions, causes of action, suits, investigations, proceedings, losses, liabilities and damages and expenses (including, without limitation, attorneys' fees) in connection therewith, whether or not such Person is a party to any such proceeding, action, suit, or investigation (herein called the "Indemnified Liabilities") incurred by the Banks, or the Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates as a result of, or arising out of or relating to any of the transactions contemplated hereby or by the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Person seeking indemnity under this Section 10.6(b); provided, however, that, if and to the extent such agreement to indemnify may be unenforceable for any reason the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The agreements in this Section 10.6(b) shall survive the payment of the Notes and related obligations.

                 SECTION 10.7 WAIVER OF JURY TRIAL AND SETOFF. EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN THE COMPANY AND ANY OF THE BANKS OR THE AGENT, BETWEEN ANY BANKS, AND BETWEEN THE AGENT AND THE BANKS; AND THE COMPANY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM AGAINST THE BANKS AND THE AGENT, OR ANY OF THEM, IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM; PROVIDED, HOWEVER, THAT THE COMPANY SHALL NOT BE PRECLUDED FROM ASSERTING ANY SUCH CROSS-CLAIM OR COUNTERCLAIM THAT, PURSUANT TO APPLICABLE PROCEDURAL LAWS, COULD NOT BE RAISED IN A SEPARATE PROCEEDING.

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                 SECTION 10.8  Captions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

                 SECTION 10.9  Setoff by Banks.

                          (a)     The Company hereby acknowledges a setoff right
(to the extent given by applicable law) in favor of the Agent and the Banks for Indebtedness to the Agent and the Banks upon any and all moneys, securities and other property of the Company and/or its Subsidiaries and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent or any of the Banks from or for any of them, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Company and/or its Subsidiaries with, and any and all claims of the Company and/or its Subsidiaries against, the Agent or the Banks, at any time existing. Upon the occurrence of any Event of Default, the Agent and the Banks are hereby authorized at any time and from time to time, without notice, to setoff, appropriate and apply any or all items hereinabove referred to against all Indebtedness to the Agent and the Banks, whether under this Agreement, the Notes, the Multiyear Agreement, the Letter of Credit Agreement or otherwise, and whether now existing or hereafter arising. The Agent and the Banks agree that any setoff shall be applied ratably based upon the Indebtedness outstanding under this Agreement, the Multiyear Agreement and the Letter of Credit Agreement. The Agent and each Bank agrees to notify the Company, no later than five (5) Business Days after any such setoff and application is made by the Agent or such Bank, as the case may be, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                          (b)     Each holder of a Note agrees that if, through
the exercise of a right of setoff, counterclaim or otherwise, it shall obtain payment with respect to any Note that results in its receiving more than its pro rata share of the aggregate payments or reductions of all Revolving Credit Notes or Term Loan Notes (based on such holder's outstanding Loans), it shall forthwith purchase from such other holders a participation in all of the Notes held by such other holders so that the amount of all unpaid Notes and participations therein held by all holders shall be pro rata (based on such holder's outstanding Loans in the case of Revolving Credit Notes or Term Loan Notes, as applicable).

                          (c)     Each Bank agrees that if and to the extent
that any amount received by any Bank from the Company or any other obligor is subsequently invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding, including without limitation any bankruptcy proceeding, the other Banks hereto shall purchase from the Bank from which said amount is recovered an additional participation in such amount equal to such Bank's pro rata share of that amount (based on such holder's outstanding Loans in the case of recovered amounts previously credited against Revolving Credit Notes or Term Loan Notes, as applicable). The amount invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding shall be deemed to be an amount immediately due and owing from the Company.

                          (d)     The Company expressly acknowledges the
foregoing arrangements in Sections 10.9(b) and (c) and agrees that any holder of a participation in a Note so acquired may exercise any and all rights of setoff, counterclaim or otherwise with respect to any and all moneys owing by such holder to the Company or its Subsidiaries as fully as if such holder were a holder of a Note in the amount of such participation. If all or any portion of any such excess payment described in Section 10.9(b) is thereafter recovered from the holder which received the same, the purchase provided for in Section 10.9(b) shall be rescinded to the extent of such recovery, without interest.

                 SECTION 10.10 Limitation of Liability. TO THE FULLEST EXTENT PERMITTED BY LAW, NO CLAIM MAY BE MADE BY THE COMPANY AGAINST THE AGENT, ANY BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY). TO THE FULLEST EXTENT PERMITTED BY LAW, THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                 SECTION 10.11 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Agent, and the Banks and their respective successors and assigns, and all subsequent holders of the Notes, except that the obligations of the Banks to make Loans hereunder shall not inure to the benefit of any successors or assigns of the Company.

                 SECTION 10.12 Counterparts. This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

                 SECTION 10.13  Interest.

                          (a)  Usury Limitation.  It is the intention of the
parties hereto to conform strictly to the usury laws now in force in the appropriate controlling jurisdiction. Accordingly, if the

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transactions contemplated hereby would be usurious, under any controlling law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other instrument or agreement entered into in connection therewith, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the laws of the controlling jurisdiction that are contracted for, chargeable or receivable under this Agreement or under any of the other aforesaid instruments or agreements or otherwise in connection with the Notes ("Interest") shall under no circumstances exceed the maximum amount of interest permitted by law (the "Maximum Amount"), and any Interest in excess of the Maximum Amount shall be canceled automatically and shall not be payable under this Agreement, the Notes or the aforesaid instruments or agreements and, if theretofore paid, shall be either refunded to the Company or credited ratably on the principal of the Notes; and (ii) in the event that the Maturity of the Notes is accelerated either automatically or by reason of an election of the Required Banks resulting from any Event of Default under this Agreement or otherwise, or in the event of any voluntary or mandatory prepayment by the Company permitted or required by this Agreement, the Notes or any of the other aforesaid instruments or agreements, then Interest may never include more than the Maximum Amount, and excess Interest, if any, shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be either refunded to the Company or credited ratably on the principal of the Notes; provided, that, nothing contained in this Section 10.13 shall be deemed to imply that the laws of any State other than the State of California shall govern this Agreement or the Notes.

                          (b)     Recapture.  If, at any time, Interest would
exceed the Maximum Amount but for the foregoing limitation, Interest shall remain at the Maximum Amount, notwithstanding any subsequent reduction of Interest, until the total amount of Interest equals the amount of Interest that would have accrued if Interest had not been limited to the Maximum Amount, but nothing in this paragraph shall affect or extend the Maturity of any of the Notes.

                 If, at Maturity or final payment of any of the Notes, the total amount of Interest paid is less than the total amount of Interest that would have accrued had Interest not been limited to the Maximum Amount, the Company agrees, to the full extent permitted by law, to pay to the Banks an amount equal to the positive difference, if any, derived by subtracting (i) the amount of Interest that accrued on the Notes pursuant to the provisions of
Section 10.13(a) hereof from (ii) the lesser of (A) the amount of Interest that would have accrued on such Notes if the Maximum Amount had at all times been in effect, and (B) the amount of Interest that would have accrued if Interest on such Notes, not limited to the Maximum Amount, had at all times been in effect.

                 SECTION 10.14 Attorneys' Fees. As used in this Agreement, "attorneys' fees" shall include, without limitation,

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all reasonable fees of counsel (including, without limitation, "in-house"
counsel to the Agent or any Bank) arising from such services (including, without limitation, appeals) and all reasonably incurred expenses, costs, charges and other fees of such counsel, and all such fees shall constitute Indebtedness of the Company to the Agent and the Banks under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services. Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in Sections 2.6, 2.9 and 10.6(a) shall survive the payment in full of the Notes and other amounts hereunder and under the Loan Documents.

                 SECTION 10.15 Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

                 SECTION 10.16 Confidentiality. The Agent, Bank, Participant and Assignee or other transferee is hereby authorized to deliver copies of any financial statements and any other information relating to the business, operations or financial condition of the Company or any Subsidiary thereof that may be furnished to it hereunder or otherwise (including without limitation any information developed by or on behalf of the Agent or any Bank in connection with audits performed pursuant to Section 6.6 hereof), to any regulatory or administrative body or agency having jurisdiction over such Agent, Bank, Participant or Assignee or to any Person that shall, or shall have any right or obligation to, succeed to all or any part of the interest of such Agent, Bank, Participant or Assignee in, this Agreement, the other Loan Documents and any security herein or therein provided for or otherwise securing the Notes.
Except as provided above, the Agent and the Banks agree that from the date hereof, they will not, without the prior written consent of the Company, submit or disclose to or file with any Person other than a Bank or a Participant or a Person that may become a Bank or a Participant, any confidential or non-public information relating to the Company, except: (a) disclosure required by subpoena or similar process or applicable law or regulations; (b) disclosure to counsel, auditors or other professional advisors to the Agent or Banks provided that such affiliates shall agree to keep such information confidential as set forth herein; (c) disclosure in connection with any litigation or dispute involving the Company, any Subsidiary thereof, Foothill Group and the Agent or any Bank; (d) disclosure of information which was in the possession of the Agent or any Bank or their affiliates prior to the Company furnishing it to the Agent or such Bank; (e) disclosure of information which was received by the Agent or any Bank to the banks party to the Multiyear Agreement or Letter of Credit Agreement provided that such parties shall agree to keep such information confidential as set forth herein; or (f) disclosure of information which was received by the Agent or any Bank, without restriction as to its disclosure or use, from a person who, to the Agent's or Bank's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

                 SECTION 10.17 Loss, Theft, etc. of Loan Notes. Upon receipt by the Company of (a) an affidavit of an authorized officer of any Bank setting forth the fact of loss, theft, or destruction of any Note and of its ownership of the Note at the time of such loss, theft, or destruction or (b) a mutilated Note, such affidavit or mutilated Note shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note without expense to the holder thereof, provided that such Bank agrees in writing to indemnify the Company.

                 SECTION 10.18 Entire Agreement. This Agreement and the Loan Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents.

                 SECTION 10.19 Relief From Bankruptcy Stay. The Company agrees that, in the event that the Company or any Subsidiary thereof shall (a) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under the United States Bankruptcy Code, as amended, (b) be the subject of any order for relief issued under the United States Bankruptcy Code,
(c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Agent and the Banks shall thereupon be entitled and the Company irrevocably consents and agrees to cause each such Subsidiary to consent to immediate and unconditional relief from any automatic stay imposed by Section 362 of the United States Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Agent and the Banks as provided for herein, in the Notes and in the other Loan Documents and as otherwise provided by law, and the Company hereby irrevocably waives and agrees to cause each such Subsidiary to waive any right to object to such relief and will not contest, and will cause any such Subsidiary not to contest, any motion by the Agent or the Banks seeking relief from the automatic stay and the Company will cooperate and will cause each such Subsidiary to cooperate with the Agent and the Banks, in any manner requested by the Agent or the Banks, in their efforts to obtain relief from any such stay or other prohibition.

                                   ARTICLE XI
                                     AGENCY

                 The Company and the Banks agree with the Agent as follows:

                 SECTION 11.1  Appointment and Actions.

                          (a)     Each Bank hereby irrevocably designates and
appoints Bank of America National Trust and Savings Association as the Agent of such Bank under the Loan Documents (including any additional documents referred to therein as "Loan Documents"), and each such Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereof. Notwithstanding any provision to the contrary in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, nor any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

                          (b)     The Agent may execute any of its duties by or
through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                          (c)     Neither of the Agent nor any of its officers,
directors, employees, agents, attorneys-in- fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by the Agent or any of its officers, directors, employees, agents, attorney-in-fact or Affiliates under or in connection with any of the Loan Documents (except for the Agent's own gross negligence or willful misconduct and the gross negligence or willful misconduct of any of the Agent's officers, directors, employees, agents, attorney-in-fact or Affiliates), or (ii) responsible in any manner to any Bank or Participant for any recitals, statements, representations or warranties made by the Company, any Subsidiary thereof, or Foothill Group contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with any of the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of any of the Company, any Subsidiary thereof, or Foothill Group to perform any obligations under any of the Loan Documents. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of any of the Loan Documents, or to inspect the properties, books or records of the Company, any Subsidiary thereof, or Foothill Group.

                          (d)     The Agent shall be entitled to rely, and
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company and Foothill Group), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

                          (e)     The Agent shall be fully justified in failing
or refusing to take any action under any of the Loan Documents unless it first shall receive such advice or concurrence of the Banks as it deems appropriate or as may be required by the specific terms of this Agreement or the other Loan Documents or be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In all cases, the Agent shall be protected fully in acting, or in refraining from acting, under any of the Loan Documents in accordance with a request of the Required Banks (or all of the Banks if specifically required by the terms of this Agreement or the other Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes and all Participants.

                          (f)     The Agent shall not be deemed to have
knowledge or notice of any change in the Company's commercial paper rating or the occurrence of any Default or Event of Default or any default under any document, agreement or instrument delivered in connection herewith, or of the occurrence of any default under the Multiyear Agreement and/or the Letter of Credit Agreement, unless the Agent shall have actual knowledge thereof or shall have received notice from any Bank or the Company describing such event, act or condition, Default or Event of Default and stating that such notice is a notice required by Section 6.9 hereof. In the event that the Agent has such actual knowledge or receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such event, act or condition or Default or Event of Default as reasonably shall be directed by the Required Banks (or all of the Banks if specifically required by the terms of this Agreement or the other Loan Documents) in writing; provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, Default or Event of Default as the Agent shall deem advisable in the best interests of the Banks.

                          (g)     Until such time as the Agent shall have been
notified in writing duly executed on behalf of any Bank by an officer thereof duly authorized to take such action that such Bank has sold all or a portion of the Loans made by, or the Commitment of, such Bank, the Agent may treat such Bank as the owner or holder of such Bank's share of the Loans or Aggregate Commitment, as applicable, in accordance with the amounts thereof advanced by such Bank.

                          (h)     At any time or times, in order to comply with
any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which, in the discretion of the Agent, may include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article XI).

                          (i)     The Company and the Banks acknowledge and
consent to the Agent acting as Agent under the Multiyear Agreement and the Letter of Credit Agreement and waive any conflict or potential conflict that may occur as a result of its acting in such capacity.

                 SECTION 11.2 Independent Credit Decisions. Each Bank expressly acknowledges that neither the Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Company, its Subsidiary and Foothill Group shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or the other Banks, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company, its Subsidiary, Foothill Group and made its own decision to enter into this Agreement. Each Bank also represents that it will continue, independently and without reliance upon either the Agent or the other Banks, and based on such documents and information as it shall deem appropriate at the time, to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder and under the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Company and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Company, any Subsidiary thereof, or Foothill Group that may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                 SECTION 11.3 Indemnification of Agent. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Company), ratably (according to such Bank's Loans or, if no Loans are then outstanding, according to such Bank's Percentage, in either case as of the time of the action, inaction or other event giving rise to the liability to be indemnified), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that at any time (including without limitation at any time following the payment of any of the Notes) may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this Section 11.3 shall survive the payment of the Notes and related obligations.

                 SECTION 11.4 Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof, or an Affiliate of such bank, having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                                  ARTICLE XII
                   PARTICIPATION; SYNDICATIONS AND TRANSFERS

                 SECTION 12.1  Participations.

                          (a)     Each Bank may grant participations to other
commercial banks of such Bank's choosing in all or any portion of its rights and/or obligations hereunder, under such Bank's Commitment and the Loans. As between the Company or the Agent and such Bank, no Bank shall be relieved of its Commitment or any of its obligations hereunder as a result of the granting of any participation. No Bank shall transfer or grant any participating interest under which the participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in Section 10.2. The Company hereby acknowledges and agrees that each Participant may rely on, and possess rights under, any opinions, certificates, or other instruments delivered under or in connection with this Agreement or the other Loan Documents; provided, however, that the Company shall only be required to deliver information and data required pursuant to this Agreement to the Bank granting a participation (in whole or in part) in its Commitment, the Loans, the Notes and other rights; and provided, further, that no Participant shall be entitled to any payment from the Company in an amount greater than that which the applicable originating Bank would have been entitled to under this Agreement.

                          (b)     Each Bank may furnish to Participants and
Assignees (including, without limitation, prospective Participants and Assignees) any information concerning the Company or its Subsidiaries received by such Bank from time to time pursuant to this Agreement; provided, however, that each Participant and Assignee to whom any such information is delivered shall agree not to use or to disclose to any other Person such information except as provided in Section 10.16.

                 SECTION 12.2  Syndications and Transfers.

                          (a)     Subject to the provisions of this Section
12.2, any Bank may execute an assignment and acceptance substantially in the form of Exhibit G hereto, with appropriate insertions (herein individually called an "Assignment" and collectively called the "Assignments"), whereby such Bank (herein individually called an "Assignor" and collectively called the "Assignors") shall assign, without recourse and without representation or warranty except as specifically set forth in said Assignment, to one or more commercial banks (herein individually called an "Assignee" and collectively called "Assignees") all or any part of the Assignor's rights and benefits, and delegate all or any part of the Assignor's obligations, under this Agreement, its Commitment, the Loans and the Notes. Notwithstanding the foregoing, any Bank may execute an assignment with the Federal Reserve.

                          (b)     Upon execution, delivery and acceptance of
each Assignment and subject to the payment by the Assignor of a $2,500 assignment fee to the Agent, from and after the effective date specified therein, which effective date shall be at least five (5) Business Days after the execution thereof, the Company, the Agent, and the Banks agree that, to the extent of any such Assignment,

                                  (i)  the Assignee shall, in addition to any
                 rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement, the Assignor's Commitment, the applicable Loans, and the applicable Notes as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment; and

                                  (ii)  the Assignor shall, to the extent that
                 rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the Assignor's rights, benefits and obligations under this Agreement, the Assignor shall cease to be a Bank hereunder), except that in all cases the Assignor shall remain entitled to the rights and benefits arising under Sections 2.6, 2.9, 3.4, and 10.6, and shall remain liable with respect to any of its obligations arising under Section 10.13 and Article XI, with respect to any matters arising prior to the effective date of any such Assignment; provided, however, that:

                                        (A)     the Agent and each Bank and the
                          Company shall be entitled to continue to deal solely and directly with the Assignor in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to the Agent and each Bank and the Company by the Assignor and the Assignee, and

                                        (B)     except with the prior consent
                          of the Agent and the Company in their sole discretion, no Bank may effect any Assignment if either (I) such Bank would continue to be a Bank thereafter and would have a Commitment of less than $5,000,000 or (II) the proposed Assignee thereafter would have a Commitment of less than $5,000,000.

                          (c)     Upon its receipt of an Assignment, completed
and executed by the Assignor and an Assignee in substantially the form of Exhibit G hereto, together with the Note or Notes subject to such Assignment, the Agent shall accept such Assignment and forward a photostatic copy thereof to the Company. Within five (5) Business Days after its receipt of a photostatic copy of such Assignment, the Company shall execute and deliver to the Agent, a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and as shown on Exhibit A as amended as provided in (d) below. Such new Note or Notes shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee and shall constitute Note(s) under this Agreement. Such new Note or Notes shall be in replacement and substitution for, and not in payment of, the Notes delivered to the Agent by the Assignor. The Agent shall deliver such new Note or Notes to the payee or payees thereof and shall mark the Note or Notes previously held by the Assignor as "replaced" and shall deliver the same to the Company.

                          (d)     Within five (5) Business Days after each
Assignment has been accepted by the Agent in accordance with the terms hereof, the Company and the Agent shall revise Exhibit A hereto to set forth (i) the Commitment of each Assignee and such Assignee's name and address and (ii) the Commitment, if any, retained by the Assignor, and the appropriate official of each of the Company and the Agent shall initial each such revision.

                 THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY.  SEE
SECTION 10.7 HEREOF.

                 IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.



                                      FOOTHILL CAPITAL CORPORATION


                                      By: __________________________

                                      Title:________________________


                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, solely as Agent


                                      By: __________________________

                                      Title:________________________


                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION, as a Bank


                                      By: __________________________

                                      Title:________________________


                                      By: __________________________

                                      Title:________________________





(Signatures continue)